CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities Offered	Maximum Aggregate Offering Price	Amount of Registration Fee(1)
Medium-Term Notes, Series A	$168,500,000	$12,014.05

(1)	Calculated in accordance with Rule 457(r) of the Securities Act of 1933.

Pricing Supplement	Filed Pursuant to Rule 424(b)(2)
(To the Prospectus dated February 10, 2009, and	Registration No. 333-145845
the Prospectus Supplement dated September 14, 2009)
January 26, 2010

BARCLAYS BANK PLC

Barclays Reverse Convertible NotesSM	All Asset Classes and Structures Under One RoofSM

Terms used in this pricing supplement are described or defined in the prospectus supplement. The reverse convertible notes (the “Notes”) offered will have the terms described in the prospectus supplement and the prospectus, as supplemented by this pricing supplement. THE NOTES DO NOT GUARANTEE ANY RETURN OF PRINCIPAL AT MATURITY.

Each reference asset below is in the form of a linked share and represents a separate Note offering. The purchaser of a Note will acquire a security linked to a single linked share (not a basket or index of linked shares). The following terms relate to each separate Note offering:

•	Issuer: Barclays Bank PLC (Rated AA-/Aa3)‡

•	Issue date: January 29, 2010

•	Initial valuation date: January 26, 2010‡‡

•	Final valuation date: January 25, 2011‡‡

•	Maturity date: January 28, 2011‡‡‡

•	Final price: Closing price of the linked share on the final valuation date.

•	Protection price: The protection level multiplied by the initial price, rounded to the nearest cent as appropriate.
•	Interest payment dates: Paid monthly in arrears on the same day of the month as the issue date and calculated on a 30/360 basis, commencing on the month following the issue date.

•	Initial public offering price: 100%

•	Tax allocation of coupon rate:

Deposit income*: 0.89%

Put premium: The coupon rate minus the deposit income.

‡

The Notes are not rated by Standard & Poor’s Ratings Services (“S&P”) or Moody’s Investors Service (“Moody’s”) as a result of certain policy changes by these organizations. As announced in December 2009, S&P no longer rates obligations, such as the Notes, with variable principal payments linked to commodity prices, equity prices or indices linked to either commodity or equity prices. However, the other senior unsecured debt securities of a maturity of more than one year of Barclays Bank PLC unaffected by this policy change are rated AA- by S&P. In addition, as announced in June 2009, Moody’s no longer issues public ratings of notes, such as the Notes, for which repayment of principal is dependent on the occurrence of a non-credit event. However, the other senior unsecured debt securities of Barclays Bank PLC unaffected by this policy change are rated Aa3 by Moody’s. The ratings mentioned in this paragraph are subject to downward revision, suspension or withdrawal at any time by the assigning rating organization and are not a recommendation to buy, sell or hold securities.

‡‡	If such day is not a scheduled trading day, then the initial valuation date or the final valuation date, as applicable, will be the next succeeding scheduled trading day.
‡‡‡

If the final valuation date is postponed because it is not a scheduled trading day, then the maturity date will be postponed so that the number of business days between the final valuation date (as postponed) and the maturity date (as postponed) remains the same.

The following terms relate to the specific Note offering for each respective linked share:

Linked Share	Initial Share Price	Page Number	Ticker Symbol	Principal Amount	Coupon Rate*	Protection Level	Percentage Proceeds to Issuer	Aggregate Proceeds to Issuer	Percentage Discount or Commission	Aggregate Discount or Commission	Note Issuance#	CUSIP/ISIN
Apple Inc..	$205.94	PS-11	AAPL	$3,500,000	8.50%	80.0%	97.875%	$3,425,625	2.125%	$74,375	E-4203	06740JMK3/ US06740JMK33
Aetna Inc.	$30.50	PS-13	AET	$2,000,000	9.25%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4204	06740JML1/ US06740JML16
Ameriprise Financial, Inc.	$40.10	PS-15	AMP	$2,000,000	8.50%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4205	06740JMM9/ US06740JMM98
AutoNation, Inc.	$18.55	PS-17	AN	$2,000,000	9.00%	75.0%	97.875%	$1,957,500	2.125%	$42,500	E-4206	06740JMN7/ US06740JMN71
Abercrombie & Fitch Co. (Class A)	$31.05	PS-19	ANF	$2,000,000	9.50%	75.0%	97.875%	$1,957,500	2.125%	$42,500	E-4207	06740JMP2/ US06740JMP20
Anadarko Petroleum Corporation	$63.89	PS-21	APC	$2,000,000	8.50%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4208	06740JMQ0/ US06740JMQ03
American Express Company	$38.10	PS-23	AXP	$2,000,000	8.50%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4209	06740JMR8/ US06740JMR85
Bank of America Corporation	$14.77	PS-25	BAC	$2,000,000	8.50%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4210	06740JMS6/ US06740JMS68
Best Buy Co., Inc.	$37.06	PS-27	BBY	$2,000,000	8.50%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4211	06740JMT4/ US06740JMT42
Baker Hughes Incorporated	$46.89	PS-29	BHI	$2,000,000	8.50%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4212	06740JMU1/ US06740JMU15
BJ Services Company	$21.30	PS-31	BJS	$2,000,000	8.25%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4213	06740JMV9/ US06740JMV97
Peabody Energy Corporation	$46.13	PS-33	BTU	$2,000,000	9.00%	75.0%	97.875%	$1,957,500	2.125%	$42,500	E-4214	06740JMW7/ US06740JMW70
Anheuser-Busch InBev SA/NV (ADR)	$48.11	PS-35	BUD	$2,000,000	7.00%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4215	06740JMX5/ US06740JMX53
BorgWarner Inc.	$36.23	PS-37	BWA	$2,000,000	8.50%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4216	06740JMY3/ US06740JMY37
Caterpillar Inc.	$55.85	PS-39	CAT	$2,000,000	8.00%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4217	06740JMZ0/ US06740JMZ02
Chicago Bridge & Iron Company N.V.	$21.45	PS-41	CBI	$2,000,000	11.00%	70.0%	97.875%	$1,957,500	2.125%	$42,500	E-4218	06740JNA4/ US06740JNA42
Celgene Corporation	$57.86	PS-43	CELG	$2,000,000	8.25%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4219	06740JNB2/ US06740JNB25
Comerica Incorporated	$34.78	PS-45	CMA	$2,000,000	8.50%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4220	06740JNC0/ US06740JNC08
salesforce.com, inc.	$65.41	PS-47	CRM	$2,000,000	9.50%	75.0%	97.875%	$1,957,500	2.125%	$42,500	E-4221	06740JND8/ US06740JND80
CSX Corporation	$45.30	PS-49	CSX	$2,000,000	7.50%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4222	06740JNE6/ US06740JNE63
Deere & Company	$53.41	PS-51	DE	$2,000,000	8.25%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4223	06740JNF3/ US06740JNF39
The Dow Chemical Company	$28.09	PS-53	DOW	$2,000,000	8.50%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4224	06740JNG1/ US06740JNG12
Darden Restaurants, Inc.	$36.48	PS-55	DRI	$2,000,000	8.00%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4225	06740JNH9/ US06740JNH94
Freeport-McMoRan Copper & Gold Inc.	$71.99	PS-57	FCX	$2,000,000	9.00%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4226	06740JNJ5/ US06740JNJ50
Family Dollar Stores, Inc.	$30.41	PS-59	FDO	$2,000,000	8.00%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4227	06740JNK2/ US06740JNK24
Frontier Oil Corporation	$12.99	PS-61	FTO	$2,000,000	10.25%	75.0%	97.875%	$1,957,500	2.125%	$42,500	E-4228	06740JNL0/ US06740JNL07
Goldcorp Inc.	$36.34	PS-63	GG	$2,000,000	10.00%	75.0%	97.875%	$1,957,500	2.125%	$42,500	E-4229	06740JNM8/ US06740JNM89
Corning Incorporated	$18.65	PS-65	GLW	$2,000,000	8.00%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4230	06740JNN6/ US06740JNN62
The Gap, Inc.	$18.95	PS-67	GPS	$2,000,000	8.00%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4231	06740JNP1/ US06740JNP11
Garmin Ltd.	$33.15	PS-69	GRMN	$2,000,000	10.00%	75.0%	97.875%	$1,957,500	2.125%	$42,500	E-4232	06740JNQ9/ US06740JNQ93
Halliburton Company	$30.88	PS-71	HAL	$2,000,000	8.00%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4233	06740JNR7/ US06740JNR76
Hess Corporation	$59.09	PS-73	HES	$2,000,000	8.00%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4234	06740JNS5/ US06740JNS59
The Hartford Financial Services Group, Inc.	$24.41	PS-75	HIG	$2,000,000	9.00%	75.0%	97.875%	$1,957,500	2.125%	$42,500	E-4235	06740JNT3/ US06740JNT33
Starwood Hotels & Resorts Worldwide, Inc.	$35.97	PS-77	HOT	$2,000,000	9.50%	75.0%	97.875%	$1,957,500	2.125%	$42,500	E-4236	06740JNU0/ US06740JNU06
Humana, Inc.	$48.27	PS-79	HUM	$2,000,000	8.50%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4237	06740JNV8/ US06740JNV88
IntercontinentalExchange, Inc.	$95.31	PS-81	ICE	$2,000,000	9.25%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4238	06740JNW6/ US06740JNW61
International Paper Co.	$24.47	PS-83	IP	$2,000,000	9.00%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4239	06740JNX4/ US06740JNX45
J.B. Hunt Transport Services, Inc.	$32.39	PS-85	JBHT	$2,000,000	8.25%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4240	06740JNY2/ US06740JNY28
Johnson Controls, Inc.	$29.70	PS-87	JCI	$2,000,000	8.25%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4241	06740JNZ9/ US06740JNZ92
J.C. Penney Company, Inc.	$25.16	PS-89	JCP	$2,000,000	9.00%	75.0%	97.875%	$1,957,500	2.125%	$42,500	E-4242	06740JPA2/ US06740JPA24
Nordstrom, Inc.	$35.03	PS-91	JWN	$2,000,000	9.00%	75.0%	97.875%	$1,957,500	2.125%	$42,500	E-4243	06740JPB0/ US06740JPB07
Lincoln National Corp.	$24.67	PS-93	LNC	$2,000,000	10.50%	75.0%	97.875%	$1,957,500	2.125%	$42,500	E-4244	06740JPC8/ US06740JPC89
Lowe’s Companies, Inc.	$21.96	PS-95	LOW	$2,000,000	8.00%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4245	06740JPD6/ US06740JPD62
Marriott International, Inc.	$27.14	PS-97	MAR	$2,000,000	8.50%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4246	06740JPE4/ US06740JPE46
Masco Corporation	$13.78	PS-99	MAS	$2,000,000	10.00%	75.0%	97.875%	$1,957,500	2.125%	$42,500	E-4247	06740JPF1/ US06740JPF11
Massey Energy Company	$41.77	PS-101	MEE	$2,000,000	11.00%	75.0%	97.875%	$1,957,500	2.125%	$42,500	E-4248	06740JPG9/ US06740JPG93
MetLife, Inc.	$35.73	PS-103	MET	$2,000,000	8.50%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4249	06740JPH7/ US06740JPH76
Marvell Technology Group Ltd.	$18.81	PS-105	MRVL	$2,000,000	10.00%	75.0%	97.875%	$1,957,500	2.125%	$42,500	E-4250	06740JPJ3/ US06740JPJ33
Morgan Stanley	$27.33	PS-107	MS	$2,500,000	8.00%	80.0%	97.875%	$2,446,875	2.125%	$53,125	E-4251	06740JPK0/ US06740JPK06
Noble Energy, Inc.	$76.52	PS-109	NBL	$2,000,000	8.00%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4252	06740JPL8/ US06740JPL88
Noble Corporation	$42.16	PS-111	NE	$2,000,000	8.25%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4253	06740JPM6/ US06740JPM61
Newmont Mining Corporation	$44.24	PS-113	NEM	$2,000,000	9.00%	75.0%	97.875%	$1,957,500	2.125%	$42,500	E-4254	06740JPN4/ US06740JPN45
Nucor Corporation	$43.56	PS-115	NUE	$2,000,000	8.00%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4255	06740JPP9/ US06740JPP92
Newell Rubbermaid Inc.	$14.43	PS-117	NWL	$2,000,000	8.00%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4256	06740JPQ7/ US06740JPQ75
NYSE Euronext, Inc.	$23.65	PS-119	NYX	$2,000,000	8.00%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4257	06740JPR5/ US06740JPR58
priceline.com Incorporated	$204.44	PS-121	PCLN	$2,000,000	10.25%	75.0%	97.875%	$1,957,500	2.125%	$42,500	E-4258	06740JPS3/ US06740JPS32
Southern Copper Corporation	$29.17	PS-123	PCU	$2,000,000	9.25%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4259	06740JPT1/ US06740JPT15
The PNC Financial Services Group, Inc.	$52.66	PS-125	PNC	$2,000,000	8.50%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4260	06740JPU8/ US06740JPU87
Potash Corporation of Saskatchewan Inc.	$110.21	PS-127	POT	$2,000,000	9.25%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4261	06740JPV6/ US06740JPV60
Rowan Companies, Inc.	$22.39	PS-129	RDC	$2,000,000	9.50%	75.0%	97.875%	$1,957,500	2.125%	$42,500	E-4262	06740JPW4/ US06740JPW44
Red Hat, Inc.	$28.15	PS-131	RHT	$2,000,000	8.00%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4263	06740JPX2/ US06740JPX27
Transocean Ltd.	$87.34	PS-133	RIG	$2,000,000	8.00%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4264	06740JPY0/ US06740JPY00
Research In Motion Limited	$61.62	PS-135	RIMM	$2,000,000	9.50%	75.0%	97.875%	$1,957,500	2.125%	$42,500	E-4265	06740JPZ7/ US06740JPZ74
Polo Ralph Lauren Corporation	$82.57	PS-137	RL	$2,000,000	8.50%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4266	06740JQA1/ US06740JQA15
Starbucks Corporation	$22.54	PS-139	SBUX	$2,000,000	8.50%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4267	06740JQB9/ US06740JQB97
Smith International, Inc.	$30.56	PS-141	SII	$2,000,000	9.50%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4268	06740JQC7/ US06740JQC70
Schlumberger N.V. (Schlumberger Limited)	$65.75	PS-143	SLB	$2,000,000	8.00%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4269	06740JQD5/ US06740JQD53
Superior Energy Services, Inc.	$24.13	PS-145	SPN	$2,000,000	10.00%	75.0%	97.875%	$1,957,500	2.125%	$42,500	E-4270	06740JQE3/ US06740JQE37
Steel Dynamics, Inc.	$16.05	PS-147	STLD	$2,000,000	9.50%	75.0%	97.875%	$1,957,500	2.125%	$42,500	E-4271	06740JQF0/ US06740JQF02
State Street Corporation	$43.08	PS-149	STT	$2,000,000	8.00%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4272	06740JQG8/ US06740JQG84
Suncor Energy Inc.	$32.97	PS-151	SU	$2,000,000	9.00%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4273	06740JJA9/ US06740JJA97
Sunoco, Inc.	$26.32	PS-153	SUN	$2,000,000	8.50%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4274	06740JJB7/ US06740JJB70
Thomas & Betts Corporation	$33.80	PS-155	TNB	$2,000,000	9.00%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4275	06740JJC5/ US06740JJC53
T. Rowe Price Group	$51.37	PS-157	TROW	$2,000,000	8.00%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4276	06740JJD3/ US06740JJD37
Tyson Foods, Inc. (Class A)	$13.98	PS-159	TSN	$2,000,000	8.50%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4277	06740JJE1/ US06740JJE10
Tesoro Corporation	$12.96	PS-161	TSO	$2,000,000	10.00%	75.0%	97.875%	$1,957,500	2.125%	$42,500	E-4278	06740JJF8/ US06740JJF84
Tupperware Brands Corporation	$42.16	PS-163	TUP	$2,000,000	9.50%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4279	06740JJG6/ US06740JJG67
Ultra Petroleum Corp.	$49.19	PS-165	UPL	$2,000,000	9.00%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4280	06740JJH4/ US06740JJH41
Urban Outfitters, Inc.	$31.38	PS-167	URBN	$2,000,000	9.00%	75.0%	97.875%	$1,957,500	2.125%	$42,500	E-4281	06740JJJ0/ US06740JJJ07
Valero Energy Corporation	$19.02	PS-169	VLO	$2,000,000	8.00%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4282	06740JJK7/ US06740JJK79
Wells Fargo & Company	$26.99	PS-171	WFC	$2,000,000	8.50%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4283	06740JJL5/ US06740JJL52
Weatherford International Ltd.	$16.39	PS-173	WFT	$2,500,000	9.00%	80.0%	97.875%	$2,446,875	2.125%	$53,125	E-4284	06740JHQ6/ US06740JHQ67
The Williams Companies, Inc.	$22.19	PS-175	WMB	$2,000,000	8.00%	80.0%	97.875%	$1,957,500	2.125%	$42,500	E-4285	06740JHR4/ US06740JHR41

*	Annualized Rate
**	Barclays Capital Inc. will receive commissions from the Issuer equal to 2.125% of the principal amount of the notes, or $21.25 per $1,000 principal amount, and may retain all or a portion of these commissions or use all or a portion of these commissions to pay selling concessions or fees to other dealers. Accordingly, the percentage and total proceeds to Issuer listed herein is the minimum amount of proceeds that Issuer receives.

See “Risk Factors” in this pricing supplement and beginning on page S-5 of the prospectus supplement for a description of risks relating to an investment in the Notes.

The Notes will not be listed on any U.S. securities exchange or quotation system. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined that this pricing supplement is truthful or complete. Any representation to the contrary is a criminal offense.

We may use this pricing supplement in the initial sale of Notes. In addition, Barclays Capital Inc. or another of our affiliates may use this pricing supplement in market resale transactions in any Notes after their initial sale. Unless we or our agent informs you otherwise in the confirmation of sale, this pricing supplement is being used in a market resale transaction.

The Notes constitute our direct, unconditional, unsecured and unsubordinated obligations and are not deposit liabilities of Barclays Bank PLC and are not insured by the United States Federal Deposit Insurance Corporation or any other governmental agency of the United States, the United Kingdom or any other jurisdiction.

GENERAL TERMS FOR EACH NOTES OFFERING

This pricing supplement relates to separate Note offerings, each linked to a different linked share. The purchaser of a Note will acquire a security linked to a single linked share (not to a basket or index of linked shares) identified on the cover page. Although each Note offering relates only to the individual linked share identified on the cover page, you should not construe that fact as a recommendation as to the merits of acquiring an investment linked to any of those linked shares or as to the suitability of an investment in the Notes.

You should read this document together with the prospectus and prospectus supplement. You should carefully consider, among other things, the matters set forth in “Risk Factors” in the prospectus supplement, as the Notes involve risks not associated with conventional debt securities. We urge you to consult your investment, legal, tax, accounting and other advisers before you invest in the Notes. The prospectus and prospectus supplement may be accessed on the SEC website at www.sec.gov as follows:

Prospectus dated February 10, 2009:

http://www.sec.gov/Archives/edgar/data/312070/000119312509023285/dposasr.htm

Prospectus Supplement dated September 14, 2009:

http://www.sec.gov/Archives/edgar/data/312070/000119312509190954/d424b3.htm

PROGRAM CREDIT RATING

The Notes are not rated by Standard & Poor’s Ratings Services (“S&P”) or Moody’s Investors Service (“Moody’s”) as a result of certain policy changes by these organizations. As announced in December 2009, S&P no longer rates obligations, such as the Notes, with variable principal payments linked commodity prices, equity prices or indices linked to either commodity or equity prices. However, the other senior unsecured debt securities of a maturity of more than one year of Barclays Bank PLC unaffected by this policy change are rated AA- by S&P. In addition, as announced in June 2009, Moody’s no longer issues public ratings of notes, such as the Notes, for which repayment of principal is dependent on the occurrence of a non-credit event. However, the other senior unsecured debt securities of Barclays Bank PLC unaffected by this policy change are rated Aa3 by Moody’s. The ratings mentioned in this paragraph are a statement of opinion and not a statement of fact and are subject to downward revisions, suspension or withdrawal at any time by the assigning rating agency and are not a recommendation to buy, sell or hold securities.

RISK FACTORS

We urge you to read the section “Risk Factors” beginning on page S-5 of the prospectus supplement as the following highlights some, but not all, of the risk considerations relevant to investing in the Notes. In particular we urge you to read the risk factors discussed under the following headings:

•	“Risk Factors—Risks Relating to All Securities”;

•

“Risk Factors—Additional Risks Relating to Securities with Reference Assets That Are Equity Securities or Shares or Other Interests in Exchange-Traded Funds, That Contain Equity Securities or Shares or Other Interests in Exchange-Traded Funds or That Are Based in Part on Equity Securities or Shares or Other Interests in Exchange-Traded Funds”;

•	“Risk Factors—Additional Risks Relating to Notes Which Are Not Fully Principal Protected or Are Partially Protected or Contingently Protected”; and

•	“Risk Factors—Additional Risks Relating to Securities with a Barrier Percentage or a Barrier Level”.

Suitability of Notes for Investment—You should reach a decision to invest in the Notes after carefully considering, with your advisors, the suitability of the Notes in light of your investment objectives and the specific information set out in this pricing supplement, the prospectus supplement and the prospectus. Neither the Issuer nor any dealer participating in the offering makes any recommendation as to the suitability of the Notes for investment.

No Principal Protection—The principal amount of your investment is not protected and you may receive less, and possibly significantly less, than the amount you invest.

Return Limited to Coupon—Your return is limited to the coupon payments. You will not participate in any appreciation in the price of the linked share.

No Secondary Market—Upon issuance, the Notes will not have an established trading market.

Market Disruption Events and Adjustments—The calculation agent may adjust any variable described in this pricing supplement, including but not limited to the final valuation date, the initial price, the final price, the protection level, the protection price, the physical delivery amount and any combination thereof as described in the following sections of the accompanying prospectus supplement.

•

For a description of what constitutes a market disruption event and the consequences thereof, see “Reference Assets—Equity Securities—Market Disruption Events Relating to Securities with an Equity Security as the Reference Asset” with respect to linked shares that are equity securities and “Reference Assets—Exchange-Traded Funds—Market Disruption Events for Securities with the Reference Asset Comprised of Shares or Other Interests in an Exchange-Traded Fund or Exchange-Traded Funds” with respect to linked shares that are exchange-traded funds; and

•

For a description of further adjustments that may affect the linked share, see “Reference Assets—Equity Securities—Share Adjustments Relating to Securities with an Equity Security as the Reference Asset” with respect to linked shares that are equity securities and “Reference Assets—Exchange-Traded Funds—Adjustments Relating to Securities with the Reference Asset Comprised of an Exchange-Traded Fund or Exchange-Traded Funds” with respect to linked shares that are exchange-traded funds.

Taxes—We intend to treat each Note as a put option written by you in respect of the reference asset and a deposit with us of cash in an amount equal to the principal amount of the Note to secure your potential obligation under the put option. Pursuant to the terms of the Notes, you agree to treat the Notes in accordance with this characterization for all U.S. federal income tax purposes. However, because there are no regulations, published rulings or judicial decisions addressing the characterization for U.S. federal income tax purposes of securities with terms that are substantially the same as those of the Notes, other characterizations and treatments are possible. See “Certain U.S. Federal Income Tax Considerations” below.

SUMMARY

Principal Payment at Maturity

A $1,000 investment in the Notes will pay $1,000 at maturity unless: (a) the final price of the linked shares is lower than the initial price of the linked shares; and (b) between the initial valuation date and the final valuation date, inclusive, the closing price of the linked shares on any day is below the protection price.

If the conditions described in (a) and (b) are both true, at maturity you will receive, at our election, instead of the full principal amount of your Notes, either (i) the physical delivery amount (fractional shares to be paid in cash in an amount equal to the fractional shares multiplied by the final price), or (ii) a cash amount equal to the principal amount you invested reduced by the percentage decrease in the price of the linked shares.

If you receive shares of the linked shares in lieu of the principal amount of your Notes at maturity, the value of your investment will approximately equal the market value of the shares of the linked shares you receive, which could be substantially less than the value of your original investment. You may lose some or all of your principal if you invest in the Notes.

Interest

The Notes will bear interest, if any, from the issue date specified on the front cover at the coupon rate specified on the front cover of this pricing supplement. The interest paid, if any, will include interest accrued from the issue date or the prior interest payment date, as the case may be, to, but excluding, the relevant interest payment date or maturity date. No interest will accrue and be payable on your Notes after the maturity date specified on the front cover if such maturity date is extended or if the final valuation date is extended. A “business day” is any day that is a Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which the banking institutions in New York City or London, generally, are authorized or obligated by law, regulation or executive order to close. See generally “Interest Mechanics” in the prospectus supplement.

Physical Delivery Amount

The physical delivery amount will be calculated by the calculation agent by dividing the principal amount of your Notes by the initial price of the linked shares. The physical delivery amount, the initial price of the linked shares and other amounts may change due to stock splits or other corporate actions. See “Reference Assets—Equity Securities—Share Adjustments Relating to Securities with an Equity Security as the Reference Asset” in the accompanying prospectus supplement.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

You should carefully consider, among other things, the matters set forth in “Certain U.S. Federal Income Tax Considerations” in the prospectus supplement. The following discussion summarizes certain of the material U.S. federal income tax consequences of the purchase, beneficial ownership, and disposition of Notes.

There are no statutory provisions, regulations, published rulings or judicial decisions addressing the characterization for U.S. federal income tax purposes of securities with terms that are substantially the same as those of the Notes. Under one reasonable approach, each Note should be treated as a put option written by you (the “Put Option”) that permits us to (1) sell the reference asset to you at maturity for an amount equal to the Deposit (as defined below), plus any accrued and unpaid interest, acquisition discount and/or original issue discount on the Deposit, or (2) ”cash settle” the Put Option (i.e., require you to pay to us at maturity the difference between the Deposit (plus any accrued and unpaid interest, acquisition discount, and/or original issue discount on the Deposit) and the value of the reference asset at such time), and a deposit with us of cash in an amount equal to the “issue price” or purchase price of your Note (the “Deposit”) to secure your potential obligation under the Put Option. We intend to treat the Notes consistent with this approach. However, other reasonable approaches are possible. Pursuant to the terms of the Notes, you agree to treat the Notes as cash deposits and put options with respect to the reference asset for all U.S. federal income tax purposes. Because the term of the Notes is less than one year, we intend to treat the Deposits as “short-term debt instruments” for U.S. federal income tax purposes. Please see the discussion under the heading “Certain U.S. Federal Income Tax Considerations—U.S. Federal Income Tax Treatment of the Notes as Indebtedness for U.S. Federal Income Tax Purposes—Short-Term Obligations” in the accompanying prospectus supplement for certain U.S. federal income tax considerations applicable to short-term obligations. However, because under certain circumstances, the Notes may be outstanding for more than one year, it is possible that the Deposit may not be treated as short-term obligations. In that event, the U.S. federal income tax treatment of the Deposit would be described under the heading “Certain U.S. Federal Income Tax Considerations—U.S. Federal Income Tax Treatment of the Notes as Indebtedness for U.S. Federal Income Tax Purposes—Payments of Interest” in the accompanying prospectus supplement.

On the cover page we have determined the yield on the Deposit and the Put Premium, as described in the section of the accompanying prospectus supplement called “Certain U.S. Federal Income Tax Considerations—Certain Notes Treated as Deposits and Put Options”. If the Internal Revenue Service (the “IRS”) were successful in asserting an alternative characterization for the Notes, the timing and character of income on the Notes might differ.

On December 7, 2007, the Internal Revenue Service released a notice that may affect the taxation of holders of certain notes (which may include the Notes). According to the notice, the Internal Revenue Service and the Treasury Department are actively considering whether a holder of such notes should be required to accrue ordinary income on a current basis, and they are seeking comments on the subject. It is not possible to determine what guidance they will ultimately issue, if any.

It is possible, however, that under such guidance, holders of such notes will ultimately be required to accrue income currently and this could be applied on a retroactive basis. The Internal Revenue Service and the Treasury Department are also considering other relevant issues, including whether additional gain or loss from such instruments should be treated as ordinary or capital, whether foreign holders of such instruments should be subject to withholding tax on any deemed income accruals, and whether the special “constructive ownership rules” of Section 1260 of the Internal Revenue Code (which are discussed further in the prospectus supplement) might be applied to such instruments. It is unclear whether any regulations or other guidance would apply to the Notes (possibly on a retroactive basis). Prospective investors are urged to consult their tax advisors regarding the notice and the possible effect to them of the issuance of regulations or other guidance that affects the federal income tax treatment of the Notes.

We do not plan to request a ruling from the IRS regarding the tax treatment of the Notes, and the IRS or a court may not agree with the tax treatment described in this pricing supplement.

LINKED SHARE ISSUER AND LINKED SHARE INFORMATION

We urge you to read the following sections in the accompanying prospectus supplement: “Reference Assets—Equity Securities—Reference Asset Issuer and Reference Asset Information” with respect to linked shares that are equity securities and “Reference Assets—Exchange-Traded Funds—Reference Asset Investment Company and Reference Asset Information” with respect to linked shares that are exchange-traded funds. Companies with securities registered under the Securities Exchange Act of 1934, as amended, which is commonly referred to as the “Exchange Act”, and the Investment Company Act of 1940, as amended, which is commonly referred to as the “’40 Act”, are required to periodically file certain financial and other information specified by the SEC. Information provided to or filed with the SEC electronically can be accessed through a website maintained by the SEC. The address of the SEC’s website is http://www.sec.gov. Information provided to or filed with the SEC pursuant to the Exchange Act or the ’40 Act by a company issuing a linked share can be located by reference to the relevant linked share SEC file number specified below.

The summary information below regarding the companies issuing the linked shares comes from the issuers’ respective SEC filings and has not been independently verified by us. We do not make any representations as to the accuracy or completeness of such information or of any filings made by the issuers of the linked shares with the SEC. You are urged to refer to the SEC filings made by the relevant issuer and to other publicly available information (such as the issuer’s annual report) to obtain an understanding of the issuer’s business and financial prospects. The summary information contained below is not designed to be, and should not be interpreted as, an effort to present information regarding the financial prospects of any issuer or any trends, events or other factors that may have a positive or negative influence on those prospects or as an endorsement of any particular issuer.

Description of Hypothetical Examples

Each linked share described below contains a Table of Hypothetical Values at Maturity, based on the assumptions outlined for each linked share, which demonstrates the return that you would have earned from (i) an investment in the Notes compared to (ii) a direct investment in the linked shares, based on certain percentage changes between the initial price and final price of the linked shares (prior to the deduction of any applicable brokerage fees or charges).

In each Table of Hypothetical Values at Maturity some amounts are rounded and actual returns may be different. The following is a general description of how the hypothetical values in each table were determined.

On the final valuation date, the final price of the linked shares is determined.

If the final price of the linked shares is at or above its initial price, you will receive a payment at maturity of $1,000, regardless of whether the protection price was ever reached or breached during the term of the Notes.

If the final price of the linked shares is below its initial price but the closing price of the linked shares never fell below the protection price during the term of the Notes, you will receive a payment at maturity of $1,000.

If the final price of the linked shares is below its initial price and the closing price of the linked shares fell below the protection price during the term of the Notes, you will receive, at our election, either (a) a number of shares equal to the physical delivery amount, plus a cash amount equal to the fractional shares multiplied by the final price or (b) the cash amount equal to the principal amount that you invested reduced by the percentage decrease in the price of the linked shares.

In any case, you would also have received the applicable interest payments during the term of the Notes. Since the reinvestment rate for each coupon payment is assumed to be 0.00%, assuming no change in the closing price of the linked shares from the initial valuation date to the final valuation date, if the coupon yield on the Notes exceeds the dividend yield on the linked shares, the total return on the Notes would be higher relative to the total return of an investment in the linked shares.

If you had invested directly in the linked shares for the same period, you would have received total cash payments representing the number of shares of the linked shares you could have purchased with your $1,000 investment on the initial valuation date (assuming you could invest in fractional shares) multiplied by the final price of the linked shares. In addition, investors will realize a payment in respect of dividends which will equal the dividend yield multiplied by the $1,000 investment. Investors should realize that for purposes of these calculations the dividend yield is calculated as of the initial valuation date and is held constant regardless of the final price of the linked shares.

Since the reinvestment rate for any dividend payment is assumed to be 0.00%, assuming no change in the closing price of the linked shares from the initial valuation date to the final valuation date, if the coupon yield on the Notes was less than the dividend yield on the linked shares, the total return on the Notes would be lower relative to the total return of an investment in the linked shares.

In each instance, the percentage gain or loss from an investment in the Notes and a direct investment in the linked shares is set forth below in the Table of Hypothetical Values at Maturity.

SUPPLEMENTAL PLAN OF DISTRIBUTION

We have agreed to sell to Barclays Capital Inc. (the “Agent”), and the Agent has agreed to purchase from us, the principal amount of the Notes at the price specified on the cover of this pricing supplement. The Agent is committed to take and pay for all of the Notes, if any are taken.

Apple Inc.

According to publicly available information, Apple Inc. (the “Company”) designs, manufactures, and markets personal computers, portable digital music players, and mobile communication devices and sells a variety of related software, services, peripherals, and networking solutions. The Company sells its products worldwide through its online stores, its retail stores, its direct sales force, and third-party wholesalers, resellers, and value-added resellers. In addition, the Company sells a variety of third-party Macintosh® (“Mac”), iPod® and iPhone™ compatible products, including application software, printers, storage devices, speakers, headphones, and various other accessories and peripherals through its online and retail stores, and digital content through the iTunes Store®. The Company sells to consumer, small and mid-sized business (“SMB”), education, enterprise, government, and creative customers. The Company is a California corporation founded in 1977.

At the end of fiscal 2009, the Company had opened a total of 273 retail stores, including 217 stores in the U.S. and a total of 56 stores internationally. The Company has typically located its stores at high-traffic locations in quality shopping malls and urban shopping districts.

The linked share’s SEC file number is 0-10030.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$14.07	$10.59	$13.53
June 30, 2004	$17.10	$12.75	$16.27
September 30, 2004	$19.64	$14.37	$19.38
December 31, 2004	$34.79	$18.83	$32.20
March 31, 2005	$45.44	$31.30	$41.67
June 30, 2005	$44.44	$33.11	$36.81
September 30, 2005	$54.56	$36.29	$53.61
December 30, 2005	$75.46	$47.87	$71.89
March 31, 2006	$87.05	$57.67	$62.72
June 30, 2006	$73.38	$55.41	$57.12
September 29, 2006	$77.78	$50.35	$77.03
December 29, 2006	$93.15	$72.60	$84.84
March 30, 2007	$97.80	$81.90	$92.91
June 29, 2007	$127.60	$89.60	$122.04
September 28, 2007	$155.00	$111.62	$153.54
December 31, 2007	$202.96	$150.64	$198.08
March 31, 2008	$200.20	$115.44	$143.50
June 30, 2008	$192.24	$144.54	$167.44
September 30, 2008	$180.91	$100.61	$113.66
December 31, 2008	$116.40	$79.16	$85.35
March 31, 2009	$109.90	$78.20	$105.12
June 30, 2009	$146.40	$103.90	$142.43
September 30, 2009	$188.89	$134.42	$185.37
December 31, 2009	$213.94	$180.76	$210.86
January 26, 2010*	$215.59	$197.16	$205.94

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: AAPL

Initial price: $205.94

Protection level: 80.00%

Protection price: $164.75

Physical delivery amount: 4 ($1,000/Initial price)

Fractional shares: 0.855783

Coupon: 8.50% per annum

Maturity: January 28, 2011

Dividend yield: 0.00% per annum

Coupon amount per monthly: $7.08

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.50%		100.00%
+ 90%	8.50%		90.00%
+ 80%	8.50%		80.00%
+ 70%	8.50%		70.00%
+ 60%	8.50%		60.00%
+ 50%	8.50%		50.00%
+ 40%	8.50%		40.00%
+ 30%	8.50%		30.00%
+ 20%	8.50%		20.00%
+ 10%	8.50%		10.00%
+ 5%	8.50%		5.00%

0%	8.50%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.50%	3.50%	-5.00%
- 10%	8.50%	-1.50%	-10.00%
- 20%	8.50%	-11.50%	-20.00%
- 30%	N/A	-21.50%	-30.00%
- 40%	N/A	-31.50%	-40.00%
- 50%	N/A	-41.50%	-50.00%
- 60%	N/A	-51.50%	-60.00%
- 70%	N/A	-61.50%	-70.00%
- 80%	N/A	-71.50%	-80.00%
- 90%	N/A	-81.50%	-90.00%
- 100%	N/A	-91.50%	-100.00%

Aetna Inc.

According to publicly available information, Aetna Inc. (the “Company”) is a diversified health care benefits company. The Company offers a broad range of traditional and consumer-directed health insurance products and related services, including medical, pharmacy, dental, behavioral health, group life and disability plans, and medical management capabilities and health care management services for Medicaid plans. Its customers include employer groups, individuals, college students, part-time and hourly workers, health plans, governmental units, government-sponsored plans, labor groups and expatriates.

The linked share’s SEC file number is 1-16095.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$22.60	$16.41	$22.43
June 30, 2004	$23.77	$19.20	$21.25
September 30, 2004	$24.99	$19.51	$24.98
December 31, 2004	$31.89	$20.68	$31.19
March 31, 2005	$38.67	$29.96	$37.48
June 30, 2005	$43.24	$33.70	$41.41
September 30, 2005	$43.31	$37.14	$43.07
December 30, 2005	$49.68	$40.00	$47.16
March 31, 2006	$52.48	$44.33	$49.14
June 30, 2006	$50.02	$35.00	$39.93
September 29, 2006	$41.59	$30.94	$39.55
December 29, 2006	$43.90	$38.22	$43.18
March 30, 2007	$46.60	$40.31	$43.79
June 29, 2007	$53.43	$43.52	$49.40
September 28, 2007	$54.96	$46.49	$54.27
December 31, 2007	$60.00	$52.00	$57.73
March 31, 2008	$59.44	$39.61	$42.09
June 30, 2008	$47.54	$39.48	$40.53
September 30, 2008	$44.63	$34.00	$36.11
December 31, 2008	$39.06	$14.22	$28.50
March 31, 2009	$34.86	$18.66	$24.33
June 30, 2009	$28.15	$21.56	$25.05
September 30, 2009	$31.44	$23.75	$27.83
December 31, 2009	$34.88	$24.95	$31.70
January 26, 2010*	$33.64	$29.62	$30.50

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: AET

Initial price: $30.50

Protection level: 80.00%

Protection price: $24.40

Physical delivery amount: 32 ($1,000/Initial price)

Fractional shares: 0.786885

Coupon: 9.25% per annum

Maturity: January 28, 2011

Dividend yield: 0.13% per annum

Coupon amount per monthly: $7.71

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.25%		100.13%
+ 90%	9.25%		90.13%
+ 80%	9.25%		80.13%
+ 70%	9.25%		70.13%
+ 60%	9.25%		60.13%
+ 50%	9.25%		50.13%
+ 40%	9.25%		40.13%
+ 30%	9.25%		30.13%
+ 20%	9.25%		20.13%
+ 10%	9.25%		10.13%
+ 5%	9.25%		5.13%

0%	9.25%		0.13%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.25%	4.25%	-4.87%
- 10%	9.25%	-0.75%	-9.87%
- 20%	9.25%	-10.75%	-19.87%
- 30%	N/A	-20.75%	-29.87%
- 40%	N/A	-30.75%	-39.87%
- 50%	N/A	-40.75%	-49.87%
- 60%	N/A	-50.75%	-59.87%
- 70%	N/A	-60.75%	-69.87%
- 80%	N/A	-70.75%	-79.87%
- 90%	N/A	-80.75%	-89.87%
- 100%	N/A	-90.75%	-99.87%

Ameriprise Financial, Inc.

According to publicly available information, Ameriprise Financial, Inc. (the “Company”) is a holding company incorporated in Delaware primarily engaged in providing financial planning, products and services that are designed to be utilized as solutions for the Company’s clients’ cash and liquidity, asset accumulation, income, protection, estate and wealth transfer needs.

As of December 31, 2008, the Company had a network of more than 12,400 financial advisors and registered representatives.

The linked share’s SEC file number is: 028-00139.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	N/A	N/A	N/A
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	$38.15	$35.60	$35.80
December 30, 2005	$44.78	$32.15	$41.00
March 31, 2006	$47.16	$40.30	$45.06
June 30, 2006	$50.08	$40.49	$44.67
September 29, 2006	$47.45	$40.61	$46.90
December 29, 2006	$55.79	$46.85	$54.50
March 30, 2007	$63.08	$53.01	$57.14
June 29, 2007	$67.45	$56.96	$63.57
September 28, 2007	$66.92	$51.31	$63.11
December 31, 2007	$66.99	$53.23	$55.11
March 31, 2008	$57.55	$46.00	$51.85
June 30, 2008	$56.16	$40.60	$40.67
September 30, 2008	$47.80	$32.04	$38.20
December 31, 2008	$39.48	$11.74	$23.36
March 31, 2009	$25.61	$13.51	$20.49
June 30, 2009	$31.15	$19.80	$24.27
September 30, 2009	$37.36	$21.61	$36.33
December 31, 2009	$40.00	$34.14	$38.82
January 26, 2010*	$42.98	$38.92	$40.10

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: AMP

Initial price: $40.10

Protection level: 80.00%

Protection price: $32.08

Physical delivery amount: 24 ($1,000/Initial price)

Fractional shares: 0.937656

Coupon: 8.50% per annum

Maturity: January 28, 2011

Dividend yield: 1.70% per annum

Coupon amount per monthly: $7.08

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.50%		101.70%
+ 90%	8.50%		91.70%
+ 80%	8.50%		81.70%
+ 70%	8.50%		71.70%
+ 60%	8.50%		61.70%
+ 50%	8.50%		51.70%
+ 40%	8.50%		41.70%
+ 30%	8.50%		31.70%
+ 20%	8.50%		21.70%
+ 10%	8.50%		11.70%
+ 5%	8.50%		6.70%

0%	8.50%		1.70%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.50%	3.50%	-3.30%
- 10%	8.50%	-1.50%	-8.30%
- 20%	8.50%	-11.50%	-18.30%
- 30%	N/A	-21.50%	-28.30%
- 40%	N/A	-31.50%	-38.30%
- 50%	N/A	-41.50%	-48.30%
- 60%	N/A	-51.50%	-58.30%
- 70%	N/A	-61.50%	-68.30%
- 80%	N/A	-71.50%	-78.30%
- 90%	N/A	-81.50%	-88.30%
- 100%	N/A	-91.50%	-98.30%

AutoNation, Inc.

According to publicly available information, AutoNation, Inc. (the “Company”) is one of the largest automotive retailers in the United States. As of December 31, 2008, the Company owned and operated 302 new vehicle franchise from 232 stores located in major metropolitan markets. The Company offers a diversified range of automotive products and services, including new vehicles, parts and automotive services, and automotive finance and insurance products.

The linked share’s SEC file number is 001-13107.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$18.37	$16.06	$17.05
June 30, 2004	$17.69	$15.03	$17.10
September 30, 2004	$17.22	$15.15	$17.08
December 31, 2004	$19.33	$16.24	$19.21
March 31, 2005	$20.05	$18.35	$18.94
June 30, 2005	$21.69	$17.91	$20.52
September 30, 2005	$22.00	$19.57	$19.97
December 30, 2005	$22.84	$18.44	$21.73
March 31, 2006	$22.90	$20.54	$21.55
June 30, 2006	$22.94	$20.56	$21.44
September 29, 2006	$21.68	$18.95	$20.90
December 29, 2006	$21.52	$19.43	$21.32
March 30, 2007	$23.19	$20.66	$21.24
June 29, 2007	$22.86	$20.21	$22.44
September 28, 2007	$22.72	$17.03	$17.72
December 31, 2007	$18.62	$14.65	$15.66
March 31, 2008	$16.63	$12.05	$14.97
June 30, 2008	$17.40	$10.00	$10.02
September 30, 2008	$18.70	$7.30	$11.24
December 31, 2008	$11.70	$3.97	$9.88
March 31, 2009	$14.63	$7.62	$13.88
June 30, 2009	$18.92	$13.40	$17.35
September 30, 2009	$21.32	$16.07	$18.08
December 31, 2009	$21.60	$16.68	$19.15
January 26, 2010*	$20.87	$18.27	$18.55

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: AN

Initial price: $18.55

Protection level: 75.00%

Protection price: $13.91

Physical delivery amount: 53 ($1,000/Initial price)

Fractional shares: 0.908356

Coupon: 9.00% per annum

Maturity: January 28, 2011

Dividend yield: 0.00% per annum

Coupon amount per monthly: $7.50

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.00%		100.00%
+ 90%	9.00%		90.00%
+ 80%	9.00%		80.00%
+ 70%	9.00%		70.00%
+ 60%	9.00%		60.00%
+ 50%	9.00%		50.00%
+ 40%	9.00%		40.00%
+ 30%	9.00%		30.00%
+ 20%	9.00%		20.00%
+ 10%	9.00%		10.00%
+ 5%	9.00%		5.00%

0%	9.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.00%	4.00%	-5.00%
- 10%	9.00%	-1.00%	-10.00%
- 20%	9.00%	-11.00%	-20.00%
- 30%	N/A	-21.00%	-30.00%
- 40%	N/A	-31.00%	-40.00%
- 50%	N/A	-41.00%	-50.00%
- 60%	N/A	-51.00%	-60.00%
- 70%	N/A	-61.00%	-70.00%
- 80%	N/A	-71.00%	-80.00%
- 90%	N/A	-81.00%	-90.00%
- 100%	N/A	-91.00%	-100.00%

Abercrombie & Fitch Co.

According to publicly available information, Abercrombie & Fitch Co. (the “Company”), a Delaware corporation, is a specialty retailer that operates stores selling casual apparel; such as knit shirts, graphic t-shirts, jeans, woven shirts, shorts; personal care and other accessories for men, women and kids under the Abercrombie & Fitch, abercrombie, Hollister and RUEHL brands. As of January 31, 2009, the Company operated 1,1125 stores in the United States, Canada and the United Kingdom.

The linked share’s SEC file number is 1-12107.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$34.27	$23.07	$33.84
June 30, 2004	$39.46	$30.25	$38.75
September 30, 2004	$38.70	$27.42	$31.50
December 31, 2004	$47.42	$31.52	$46.95
March 31, 2005	$58.28	$45.82	$57.24
June 30, 2005	$71.00	$52.21	$68.70
September 30, 2005	$74.10	$44.17	$49.85
December 30, 2005	$66.54	$45.65	$65.18
March 31, 2006	$70.93	$54.60	$58.30
June 30, 2006	$65.19	$53.65	$55.43
September 29, 2006	$72.23	$49.98	$69.48
December 29, 2006	$79.42	$65.75	$69.63
March 30, 2007	$83.82	$69.74	$75.68
June 29, 2007	$84.92	$71.22	$72.98
September 28, 2007	$84.24	$67.72	$80.70
December 31, 2007	$85.76	$70.64	$79.97
March 31, 2008	$82.06	$67.21	$73.14
June 30, 2008	$78.35	$62.57	$62.68
September 30, 2008	$64.96	$35.14	$39.45
December 31, 2008	$39.32	$13.66	$23.07
March 31, 2009	$25.96	$16.95	$23.80
June 30, 2009	$32.81	$22.20	$25.39
September 30, 2009	$34.95	$22.71	$32.88
December 31, 2009	$42.30	$30.02	$34.85
January 26, 2010*	$36.24	$29.88	$31.05

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: ANF

Initial price: $31.05

Protection level: 75.00%

Protection price: $23.29

Physical delivery amount: 32 ($1,000/Initial price)

Fractional shares: 0.206119

Coupon: 9.50% per annum

Maturity: January 28, 2011

Dividend yield: 2.25% per annum

Coupon amount per monthly: $7.92

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.50%		102.25%
+ 90%	9.50%		92.25%
+ 80%	9.50%		82.25%
+ 70%	9.50%		72.25%
+ 60%	9.50%		62.25%
+ 50%	9.50%		52.25%
+ 40%	9.50%		42.25%
+ 30%	9.50%		32.25%
+ 20%	9.50%		22.25%
+ 10%	9.50%		12.25%
+ 5%	9.50%		7.25%

0%	9.50%		2.25%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.50%	4.50%	-2.75%
- 10%	9.50%	-0.50%	-7.75%
- 20%	9.50%	-10.50%	-17.75%
- 30%	N/A	-20.50%	-27.75%
- 40%	N/A	-30.50%	-37.75%
- 50%	N/A	-40.50%	-47.75%
- 60%	N/A	-50.50%	-57.75%
- 70%	N/A	-60.50%	-67.75%
- 80%	N/A	-70.50%	-77.75%
- 90%	N/A	-80.50%	-87.75%
- 100%	N/A	-90.50%	-97.75%

Anadarko Petroleum Corporation

According to publicly available information, Anadarko Petroleum Corporation (the “Company”) is an independent oil and gas exploration and production company with 2.28 billion barrels of oil equivalent (BOE) of proved reserves as of December 31, 2008. The Company’s major areas of operation are located onshore in the United States, the deepwater of the Gulf of Mexico and Algeria. The Company also has production in China and a development project in Brazil and is executing strategic exploration programs in several other countries. The Company actively markets natural gas, oil and natural gas liquids and owns and operates gas gathering and processing systems. In addition, the Company has hard minerals properties that contribute operating income through non-operated joint ventures and royalty arrangements in several coal, trona (natural soda ash) and industrial mineral mines located on lands within and adjacent to its Land Grant holdings. The Land Grant is an 8 million acre strip running through portions of Colorado, Wyoming and Utah where the Company owns most of its fee mineral rights.

The linked share’s SEC file number is 1-8968.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$26.98	$24.00	$25.93
June 30, 2004	$30.00	$25.38	$29.30
September 30, 2004	$33.72	$27.76	$33.18
December 31, 2004	$35.78	$32.03	$32.41
March 31, 2005	$40.91	$30.01	$38.05
June 30, 2005	$42.42	$33.88	$41.08
September 30, 2005	$49.49	$41.26	$47.88
December 30, 2005	$50.71	$41.90	$47.38
March 31, 2006	$55.08	$46.43	$50.51
June 30, 2006	$56.98	$42.40	$47.69
September 29, 2006	$50.67	$40.40	$43.83
December 29, 2006	$50.50	$39.51	$43.52
March 30, 2007	$44.49	$38.40	$42.98
June 29, 2007	$55.82	$43.00	$51.99
September 28, 2007	$54.96	$45.47	$53.75
December 31, 2007	$68.00	$53.16	$65.69
March 31, 2008	$67.63	$50.92	$63.03
June 30, 2008	$81.36	$61.35	$74.84
September 30, 2008	$75.90	$43.27	$48.51
December 31, 2008	$49.64	$24.57	$38.55
March 31, 2009	$44.00	$30.89	$38.89
June 30, 2009	$52.37	$37.85	$45.39
September 30, 2009	$66.21	$40.28	$62.73
December 31, 2009	$69.37	$55.88	$62.42
January 26, 2010*	$68.20	$62.98	$63.89

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: APC

Initial price: $63.89

Protection level: 80.00%

Protection price: $51.11

Physical delivery amount: 15 ($1,000/Initial price)

Fractional shares: 0.651902

Coupon: 8.50% per annum

Maturity: January 28, 2011

Dividend yield: 0.56% per annum

Coupon amount per monthly: $7.08

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.50%		100.56%
+ 90%	8.50%		90.56%
+ 80%	8.50%		80.56%
+ 70%	8.50%		70.56%
+ 60%	8.50%		60.56%
+ 50%	8.50%		50.56%
+ 40%	8.50%		40.56%
+ 30%	8.50%		30.56%
+ 20%	8.50%		20.56%
+ 10%	8.50%		10.56%
+ 5%	8.50%		5.56%

0%	8.50%		0.56%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.50%	3.50%	-4.44%
- 10%	8.50%	-1.50%	-9.44%
- 20%	8.50%	-11.50%	-19.44%
- 30%	N/A	-21.50%	-29.44%
- 40%	N/A	-31.50%	-39.44%
- 50%	N/A	-41.50%	-49.44%
- 60%	N/A	-51.50%	-59.44%
- 70%	N/A	-61.50%	-69.44%
- 80%	N/A	-71.50%	-79.44%
- 90%	N/A	-81.50%	-89.44%
- 100%	N/A	-91.50%	-99.44%

American Express Company

According to publicly available information, American Express Company (the “Company”) together with its consolidated subsidiaries, is a leading global payments, network and travel company that offers its products and services throughout the world as of December 31, 2008. The Company was founded in 1850 as a joint stock association and was incorporated in 1965 as a New York corporation. The Company’s headquarters are located in New York, New York in lower Manhattan. The Company also has offices in other locations in North America, as well as throughout the world.

The linked share’s SEC file number is 001-07657.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$47.23	$41.52	$45.39
June 30, 2004	$46.22	$41.43	$44.98
September 30, 2004	$45.30	$41.75	$45.05
December 31, 2004	$49.94	$44.53	$49.34
March 31, 2005	$50.77	$43.78	$44.97
June 30, 2005	$48.41	$43.34	$46.59
September 30, 2005	$52.06	$45.78	$50.28
December 30, 2005	$53.05	$46.60	$51.46
March 31, 2006	$55.00	$51.05	$52.55
June 30, 2006	$54.90	$50.92	$53.22
September 29, 2006	$56.19	$49.75	$56.08
December 29, 2006	$62.50	$55.00	$60.67
March 30, 2007	$61.00	$53.91	$56.40
June 29, 2007	$65.24	$55.34	$61.18
September 28, 2007	$65.89	$55.50	$59.37
December 31, 2007	$63.63	$50.37	$52.02
March 31, 2008	$52.32	$39.50	$43.72
June 30, 2008	$52.63	$37.61	$37.67
September 30, 2008	$42.50	$31.71	$35.43
December 31, 2008	$35.80	$16.55	$18.55
March 31, 2009	$21.38	$9.71	$13.63
June 30, 2009	$28.45	$13.18	$23.24
September 30, 2009	$36.50	$22.00	$33.90
December 31, 2009	$42.25	$31.69	$40.52
January 26, 2010*	$43.24	$37.51	$38.10

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: AXP

Initial price: $38.10

Protection level: 80.00%

Protection price: $30.48

Physical delivery amount: 26 ($1,000/Initial price)

Fractional shares: 0.246719

Coupon: 8.50% per annum

Maturity: January 28, 2011

Dividend yield: 1.89% per annum

Coupon amount per monthly: $7.08

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.50%		101.89%
+ 90%	8.50%		91.89%
+ 80%	8.50%		81.89%
+ 70%	8.50%		71.89%
+ 60%	8.50%		61.89%
+ 50%	8.50%		51.89%
+ 40%	8.50%		41.89%
+ 30%	8.50%		31.89%
+ 20%	8.50%		21.89%
+ 10%	8.50%		11.89%
+ 5%	8.50%		6.89%

0%	8.50%		1.89%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.50%	3.50%	-3.11%
- 10%	8.50%	-1.50%	-8.11%
- 20%	8.50%	-11.50%	-18.11%
- 30%	N/A	-21.50%	-28.11%
- 40%	N/A	-31.50%	-38.11%
- 50%	N/A	-41.50%	-48.11%
- 60%	N/A	-51.50%	-58.11%
- 70%	N/A	-61.50%	-68.11%
- 80%	N/A	-71.50%	-78.11%
- 90%	N/A	-81.50%	-88.11%
- 100%	N/A	-91.50%	-98.11%

Bank of America Corporation

According to publicly available information, Bank of America Corporation (“the Company”) is a Delaware corporation, a bank holding company and a financial holding company under the Gramm-Leach-Bliley Act. The Company was incorporated in 1998 as part of the merger of BankAmerica Corporation with NationsBank Corporation. The Company’s principal executive offices are located in the Bank of America Corporate Center, Charlotte, North Carolina 28255.

The Company provides a diversified range of banking and nonbanking financial services and products through three business segments: Global Consumer and Small Business Banking, Global Corporate and Investment Banking and Global Wealth and Investment Management. The Company currently operates in all 50 states, the District of Columbia and more than 40 different countries. In the United States, it serves more than 59 million consumer and small business relationships with more than 6,100 retail banking offices, more than 18,700 ATMs and more than 24 million active on-line users.

On January 1, 2009, the Corporation completed the acquisition of Merrill Lynch & Co., Inc., with more than 18,000 financial advisors and more than $1.8 trillion in client assets.

The linked share’s SEC file number is 001-06523.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$41.50	$38.81	$40.49
June 30, 2004	$42.83	$38.52	$42.31
September 30, 2004	$44.99	$41.77	$43.33
December 31, 2004	$47.47	$42.94	$46.99
March 31, 2005	$47.20	$43.43	$44.10
June 30, 2005	$47.42	$43.47	$45.61
September 30, 2005	$46.05	$41.14	$42.10
December 30, 2005	$47.25	$41.38	$46.15
March 31, 2006	$47.20	$42.98	$45.54
June 30, 2006	$50.50	$45.26	$48.10
September 29, 2006	$54.00	$47.59	$53.57
December 29, 2006	$55.08	$51.32	$53.39
March 30, 2007	$54.21	$48.36	$51.02
June 29, 2007	$52.20	$48.55	$48.89
September 28, 2007	$52.77	$46.52	$50.27
December 31, 2007	$52.95	$40.61	$41.26
March 31, 2008	$45.08	$33.25	$37.91
June 30, 2008	$41.37	$23.65	$23.87
September 30, 2008	$38.85	$18.44	$35.00
December 31, 2008	$38.50	$10.01	$14.08
March 31, 2009	$14.81	$2.53	$6.82
June 30, 2009	$15.06	$6.45	$13.20
September 30, 2009	$18.25	$11.27	$16.92
December 31, 2009	$18.64	$14.12	$15.06
January 26, 2010*	$17.18	$14.71	$14.77

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: BAC

Initial price: $14.77

Protection level: 80.00%

Protection price: $11.82

Physical delivery amount: 67 ($1,000/Initial price)

Fractional shares: 0.704807

Coupon: 8.50% per annum

Maturity: January 28, 2011

Dividend yield: 0.27% per annum

Coupon amount per monthly: $7.08

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.50%		100.27%
+ 90%	8.50%		90.27%
+ 80%	8.50%		80.27%
+ 70%	8.50%		70.27%
+ 60%	8.50%		60.27%
+ 50%	8.50%		50.27%
+ 40%	8.50%		40.27%
+ 30%	8.50%		30.27%
+ 20%	8.50%		20.27%
+ 10%	8.50%		10.27%
+ 5%	8.50%		5.27%

0%	8.50%		0.27%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.50%	3.50%	-4.73%
- 10%	8.50%	-1.50%	-9.73%
- 20%	8.50%	-11.50%	-19.73%
- 30%	N/A	-21.50%	-29.73%
- 40%	N/A	-31.50%	-39.73%
- 50%	N/A	-41.50%	-49.73%
- 60%	N/A	-51.50%	-59.73%
- 70%	N/A	-61.50%	-69.73%
- 80%	N/A	-71.50%	-79.73%
- 90%	N/A	-81.50%	-89.73%
- 100%	N/A	-91.50%	-99.73%

Best Buy Co., Inc.

According to publicly available information, Best Buy Co., Inc. (the “Company”) is a specialty retailer of consumer electronics, home office products, entertainment software, appliances and related services. The Company operates two reportable segments: Domestic and International. The Domestic segment is comprised of all states, districts and territories of the United States and includes store, call center and online operations, including Best Buy, Best Buy Mobile, Geek Squad, Magnolia Audio Video, Pacific Sales Kitchen and Bath Centers (“Pacific Sales”) and Speakeasy. The International segment is comprised of all Canada store, call center and online operations, including Best Buy, Future Shop and Geek Squad, as well as all China store, call center and online operations, including Best Buy, Geek Squad and Jiangsu Five Star Appliance Co.

The linked share’s SEC file number is 1-9595.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$36.69	$30.10	$34.48
June 30, 2004	$37.47	$32.69	$33.83
September 30, 2004	$36.67	$29.25	$36.16
December 31, 2004	$41.47	$35.83	$39.61
March 31, 2005	$40.45	$33.91	$36.01
June 30, 2005	$46.90	$31.99	$45.70
September 30, 2005	$53.13	$40.40	$43.53
December 30, 2005	$51.15	$40.67	$43.48
March 31, 2006	$57.69	$43.32	$55.93
June 30, 2006	$59.50	$48.70	$54.84
September 29, 2006	$56.12	$43.51	$53.56
December 29, 2006	$58.49	$46.95	$49.19
March 30, 2007	$51.80	$45.08	$48.72
June 29, 2007	$49.92	$44.24	$46.67
September 28, 2007	$48.48	$41.85	$46.02
December 31, 2007	$53.90	$44.90	$52.65
March 31, 2008	$52.98	$38.76	$41.46
June 30, 2008	$48.03	$39.42	$39.60
September 30, 2008	$48.75	$35.65	$37.50
December 31, 2008	$37.59	$16.42	$28.11
March 31, 2009	$39.25	$23.97	$37.96
June 30, 2009	$42.06	$32.70	$33.49
September 30, 2009	$41.48	$31.25	$37.52
December 31, 2009	$45.55	$36.30	$39.46
January 26, 2010*	$41.58	$37.05	$37.06

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: BBY

Initial price: $37.06

Protection level: 80.00%

Protection price: $29.65

Physical delivery amount: 26 ($1,000/Initial price)

Fractional shares: 0.983270

Coupon: 8.50% per annum

Maturity: January 28, 2011

Dividend yield: 1.51% per annum

Coupon amount per monthly: $7.08

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.50%		101.51%
+ 90%	8.50%		91.51%
+ 80%	8.50%		81.51%
+ 70%	8.50%		71.51%
+ 60%	8.50%		61.51%
+ 50%	8.50%		51.51%
+ 40%	8.50%		41.51%
+ 30%	8.50%		31.51%
+ 20%	8.50%		21.51%
+ 10%	8.50%		11.51%
+ 5%	8.50%		6.51%

0%	8.50%		1.51%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.50%	3.50%	-3.49%
- 10%	8.50%	-1.50%	-8.49%
- 20%	8.50%	-11.50%	-18.49%
- 30%	N/A	-21.50%	-28.49%
- 40%	N/A	-31.50%	-38.49%
- 50%	N/A	-41.50%	-48.49%
- 60%	N/A	-51.50%	-58.49%
- 70%	N/A	-61.50%	-68.49%
- 80%	N/A	-71.50%	-78.49%
- 90%	N/A	-81.50%	-88.49%
- 100%	N/A	-91.50%	-98.49%

Baker Hughes Incorporated

According to publicly available information, Baker Hughes Incorporated (the “Company”) is a Delaware corporation engaged in the oilfield services industry. The Company is a major supplier of wellbore related products and technology services, including products and services for drilling, formation evaluation, completion and production and reservoir technology and consulting to the worldwide oil and natural gas industry.

The Company was formed in April 1987 in connection with the combination of Baker International Corporation and Hughes Tool Company. It acquired Western Atlas Inc. in a merger completed on August 10, 1998. It is a provider of drilling, formation evaluation, completion and production products and services to the worldwide oil and natural gas industry.

The linked share’s SEC file number is 001-09397.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$38.77	$31.56	$36.48
June 30, 2004	$38.87	$33.45	$37.65
September 30, 2004	$44.27	$37.12	$43.72
December 31, 2004	$45.30	$39.80	$42.67
March 31, 2005	$48.36	$40.74	$44.49
June 30, 2005	$52.10	$41.81	$51.16
September 30, 2005	$61.90	$50.80	$59.68
December 30, 2005	$63.13	$50.37	$60.78
March 31, 2006	$78.33	$61.15	$68.40
June 30, 2006	$89.30	$66.64	$81.85
September 29, 2006	$83.95	$61.09	$68.20
December 29, 2006	$78.85	$64.92	$74.66
March 30, 2007	$73.81	$62.26	$66.13
June 29, 2007	$89.95	$65.69	$84.13
September 28, 2007	$92.10	$73.65	$90.37
December 31, 2007	$100.29	$76.40	$81.10
March 31, 2008	$82.13	$62.65	$68.50
June 30, 2008	$90.76	$67.48	$87.34
September 30, 2008	$90.45	$56.53	$60.54
December 31, 2008	$58.94	$24.40	$32.07
March 31, 2009	$38.95	$25.69	$28.55
June 30, 2009	$43.00	$27.38	$36.44
September 30, 2009	$44.61	$33.12	$42.66
December 31, 2009	$48.18	$37.66	$40.48
January 26, 2010*	$48.74	$41.00	$46.89

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: BHI

Initial price: $46.89

Protection level: 80.00%

Protection price: $37.51

Physical delivery amount: 21 ($1,000/Initial price)

Fractional shares: 0.326509

Coupon: 8.50% per annum

Maturity: January 28, 2011

Dividend yield: 1.28% per annum

Coupon amount per monthly: $7.08

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.50%		101.28%
+ 90%	8.50%		91.28%
+ 80%	8.50%		81.28%
+ 70%	8.50%		71.28%
+ 60%	8.50%		61.28%
+ 50%	8.50%		51.28%
+ 40%	8.50%		41.28%
+ 30%	8.50%		31.28%
+ 20%	8.50%		21.28%
+ 10%	8.50%		11.28%
+ 5%	8.50%		6.28%

0%	8.50%		1.28%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.50%	3.50%	-3.72%
- 10%	8.50%	-1.50%	-8.72%
- 20%	8.50%	-11.50%	-18.72%
- 30%	N/A	-21.50%	-28.72%
- 40%	N/A	-31.50%	-38.72%
- 50%	N/A	-41.50%	-48.72%
- 60%	N/A	-51.50%	-58.72%
- 70%	N/A	-61.50%	-68.72%
- 80%	N/A	-71.50%	-78.72%
- 90%	N/A	-81.50%	-88.72%
- 100%	N/A	-91.50%	-98.72%

BJ Services Company

Accordingly to publicly available information, BJ Services Company (the “Company”), whose operations trace back to the Byron Jackson Company (founded in 1872), was organized in 1990 under the corporate laws of the state of Delaware. The Company is a worldwide provider of pressure pumping and oilfield services for the petroleum industry. Pressure pumping services consist of cementing and stimulation services used in the completion of new oil and natural gas wells and in remedial work on existing wells, both onshore and offshore. Oilfield services include completion tools, completion fluids, casing and tubular services, production chemical services, and precommissioning, maintenance and turnaround services in the pipeline and process business, including pipeline inspection.

During the year ended September 30, 2009, the Company generated approximately 79% of its revenue from pressure pumping services and 21% from the oilfield services group.

The linked share’s SEC file number is 001-10570.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$22.89	$17.43	$21.64
June 30, 2004	$23.88	$19.86	$22.92
September 30, 2004	$26.64	$22.24	$26.21
December 31, 2004	$27.31	$22.28	$23.27
March 31, 2005	$26.24	$21.13	$25.94
June 30, 2005	$27.22	$23.25	$26.24
September 30, 2005	$36.70	$26.15	$35.99
December 30, 2005	$39.78	$30.89	$36.67
March 31, 2006	$42.85	$30.25	$34.60
June 30, 2006	$41.79	$31.81	$37.26
September 29, 2006	$37.96	$27.87	$30.13
December 29, 2006	$34.13	$27.43	$29.32
March 30, 2007	$29.00	$25.55	$27.90
June 29, 2007	$31.26	$27.47	$28.44
September 28, 2007	$29.52	$23.49	$26.55
December 31, 2007	$28.79	$23.12	$24.26
March 31, 2008	$29.00	$19.97	$28.51
June 30, 2008	$33.66	$26.94	$31.94
September 30, 2008	$34.90	$18.12	$19.13
December 31, 2008	$18.81	$8.34	$11.67
March 31, 2009	$13.44	$8.73	$9.95
June 30, 2009	$16.96	$9.45	$13.63
September 30, 2009	$20.06	$12.00	$19.43
December 31, 2009	$21.59	$17.57	$18.60
January 26, 2010*	$22.00	$18.91	$21.30

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: BJS

Initial price: $21.30

Protection level: 80.00%

Protection price: $17.04

Physical delivery amount: 46 ($1,000/Initial price)

Fractional shares: 0.948357

Coupon: 8.25% per annum

Maturity: January 28, 2011

Dividend yield: 0.94% per annum

Coupon amount per monthly: $6.88

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.25%		100.94%
+ 90%	8.25%		90.94%
+ 80%	8.25%		80.94%
+ 70%	8.25%		70.94%
+ 60%	8.25%		60.94%
+ 50%	8.25%		50.94%
+ 40%	8.25%		40.94%
+ 30%	8.25%		30.94%
+ 20%	8.25%		20.94%
+ 10%	8.25%		10.94%
+ 5%	8.25%		5.94%

0%	8.25%		0.94%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.25%	3.25%	-4.06%
- 10%	8.25%	-1.75%	-9.06%
- 20%	8.25%	-11.75%	-19.06%
- 30%	N/A	-21.75%	-29.06%
- 40%	N/A	-31.75%	-39.06%
- 50%	N/A	-41.75%	-49.06%
- 60%	N/A	-51.75%	-59.06%
- 70%	N/A	-61.75%	-69.06%
- 80%	N/A	-71.75%	-79.06%
- 90%	N/A	-81.75%	-89.06%
- 100%	N/A	-91.75%	-99.06%

Peabody Energy Corporation

According to publicly available information, Peabody Energy Corporation (the “Company”) is the largest private-sector coal company in the world. At December 31, 2008, it sold 255.5 million tons of coal. During this period, the Company sold coal to over 329 electricity generating and industrial plants in 21 countries. The Company’s coal products fuel approximately 10% of all U.S. electricity generation and 2% of worldwide electricity generation. At December 31, 2008, the Company had 9.2 billion tons of proven and probable coal reserves. The Company owns majority interests in 30 coal mining operations located in the U.S and Australia. Additionally, the Company owns a minority interest in one Venezuelan operating mine through a joint venture arrangement. It shipped 200.4 million tons from its 20 U.S. mining operations and 23.9 million tons from its 11 Australia operations in 2008. The Company also shipped 85% of its U.S. mining operations’ coal sales volume from the western United States during the year ended December 31, 2008 and the remaining 15% from the eastern United States. Most of the Company’s production in the western United States is low-sulfur coal from the Powder River Basin.

The linked share’s SEC file number is 001-16463.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$11.84	$8.52	$10.89
June 30, 2004	$13.11	$9.77	$13.10
September 30, 2004	$14.14	$11.88	$13.93
December 31, 2004	$20.32	$12.64	$18.94
March 31, 2005	$23.83	$17.20	$21.70
June 30, 2005	$26.43	$18.42	$24.36
September 30, 2005	$40.26	$24.35	$39.49
December 30, 2005	$40.70	$33.10	$38.58
March 31, 2006	$49.15	$38.61	$47.20
June 30, 2006	$71.43	$43.83	$52.20
September 29, 2006	$56.00	$30.85	$34.43
December 29, 2006	$45.49	$31.88	$37.83
March 30, 2007	$41.76	$33.89	$37.67
June 29, 2007	$52.20	$37.41	$45.30
September 28, 2007	$47.74	$35.97	$44.82
December 31, 2007	$62.55	$44.49	$61.64
March 31, 2008	$63.96	$42.05	$51.00
June 30, 2008	$88.69	$49.38	$88.05
September 30, 2008	$88.26	$39.10	$45.00
December 31, 2008	$43.98	$16.01	$22.75
March 31, 2009	$30.95	$20.17	$25.04
June 30, 2009	$37.44	$23.64	$30.16
September 30, 2009	$41.54	$27.20	$37.22
December 31, 2009	$48.14	$34.54	$45.21
January 26, 2010*	$51.94	$44.50	$46.13

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: BTU

Initial price: $46.13

Protection level: 75.00%

Protection price: $34.60

Physical delivery amount: 21 ($1,000/Initial price)

Fractional shares: 0.677867

Coupon: 9.00% per annum

Maturity: January 28, 2011

Dividend yield: 0.54% per annum

Coupon amount per monthly: $7.50

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.00%		100.54%
+ 90%	9.00%		90.54%
+ 80%	9.00%		80.54%
+ 70%	9.00%		70.54%
+ 60%	9.00%		60.54%
+ 50%	9.00%		50.54%
+ 40%	9.00%		40.54%
+ 30%	9.00%		30.54%
+ 20%	9.00%		20.54%
+ 10%	9.00%		10.54%
+ 5%	9.00%		5.54%

0%	9.00%		0.54%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.00%	4.00%	-4.46%
- 10%	9.00%	-1.00%	-9.46%
- 20%	9.00%	-11.00%	-19.46%
- 30%	N/A	-21.00%	-29.46%
- 40%	N/A	-31.00%	-39.46%
- 50%	N/A	-41.00%	-49.46%
- 60%	N/A	-51.00%	-59.46%
- 70%	N/A	-61.00%	-69.46%
- 80%	N/A	-71.00%	-79.46%
- 90%	N/A	-81.00%	-89.46%
- 100%	N/A	-91.00%	-99.46%

Anheuser-Busch InBev SA/NV

According to publicly available information, Anheuser-Busch InBev SA/NV (the “Company”) is one of the largest brewing companies by volume in the world. As of December 31, 2008, the Company employed approximately 120,000 people, with operations in over 30 countries across the world. On November 18, 2008, the Company completed its acquisition of Anheuser-Busch, Inc.

The linked share’s SEC file number is 001-07823.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$54.10	$54.10	$54.10
June 30, 2004	$54.74	$54.74	$54.74
September 30, 2004	$54.62	$54.62	$54.62
December 31, 2004	$51.25	$51.25	$51.25
March 31, 2005	$51.32	$51.32	$51.32
June 30, 2005	$48.49	$48.49	$48.49
September 30, 2005	$46.51	$46.51	$46.51
December 30, 2005	$45.08	$45.08	$45.08
March 31, 2006	$44.17	$40.17	$42.77
June 30, 2006	$47.07	$41.89	$45.59
September 29, 2006	$50.00	$44.75	$47.51
December 29, 2006	$49.75	$46.05	$49.20
March 30, 2007	$52.25	$47.95	$50.46
June 29, 2007	$55.19	$49.18	$52.16
September 28, 2007	$52.50	$46.74	$49.99
December 31, 2007	$53.91	$48.16	$52.34
March 31, 2008	$54.67	$45.55	$47.45
June 30, 2008	$62.99	$46.72	$62.12
September 30, 2008	$68.58	$61.03	$64.88
December 31, 2008+	$69.26	$54.35	$68.58
March 31, 2009	N/A	N/A	N/A
June 30, 2009	N/A	N/A	N/A
September 30, 2009	$47.90	$44.73	$45.90
December 31, 2009	$53.66	$43.50	$52.03
January 26, 2010*	$53.68	$47.52	$48.11

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.
+	On November 18, 2008, the Company completed its acquisition of Anheuser-Busch, Inc. Prices for periods before the acquisition are share prices of Anheuser-Busch, Inc.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: BUD

Initial price: $48.11

Protection level: 80.00%

Protection price: $38.49

Physical delivery amount: 20 ($1,000/Initial price)

Fractional shares: 0.785699

Coupon: 7.00% per annum

Maturity: January 28, 2011

Dividend yield: 0.00% per annum

Coupon amount per monthly: $5.83

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	7.00%		100.00%
+ 90%	7.00%		90.00%
+ 80%	7.00%		80.00%
+ 70%	7.00%		70.00%
+ 60%	7.00%		60.00%
+ 50%	7.00%		50.00%
+ 40%	7.00%		40.00%
+ 30%	7.00%		30.00%
+ 20%	7.00%		20.00%
+ 10%	7.00%		10.00%
+ 5%	7.00%		5.00%

0%	7.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	7.00%	2.00%	-5.00%
- 10%	7.00%	-3.00%	-10.00%
- 20%	7.00%	-13.00%	-20.00%
- 30%	N/A	-23.00%	-30.00%
- 40%	N/A	-33.00%	-40.00%
- 50%	N/A	-43.00%	-50.00%
- 60%	N/A	-53.00%	-60.00%
- 70%	N/A	-63.00%	-70.00%
- 80%	N/A	-73.00%	-80.00%
- 90%	N/A	-83.00%	-90.00%
- 100%	N/A	-93.00%	-100.00%

BorgWarner Inc.

According to publicly available information, BorgWarner Inc. (the “Company”) is a Delaware corporation that was incorporated in 1987. The Company is a global supplier of highly engineered automotive systems and components, primarily for powertrain applications. The Company’s products help improved vehicle performance, fuel efficiency, stability, and air quality.

As of December 31, 2008, the Company and its consolidated subsidiaries had approximately 13,800 salaried and hourly employees, of which approximately 4,100 were U.S. employees.

The linked share’s SEC file number is 001-12162.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$24.66	$19.92	$21.21
June 30, 2004	$22.54	$19.18	$21.89
September 30, 2004	$24.39	$20.37	$21.65
December 31, 2004	$27.34	$19.75	$27.09
March 31, 2005	$27.25	$24.07	$24.34
June 30, 2005	$28.04	$22.43	$26.84
September 30, 2005	$30.54	$26.71	$28.23
December 30, 2005	$30.87	$26.75	$30.32
March 31, 2006	$30.88	$26.61	$30.02
June 30, 2006	$33.74	$29.24	$32.55
September 29, 2006	$32.68	$25.73	$28.59
December 29, 2006	$30.75	$27.93	$29.51
March 30, 2007	$39.31	$29.02	$37.71
June 29, 2007	$43.43	$36.63	$43.02
September 28, 2007	$48.08	$37.73	$45.77
December 31, 2007	$53.00	$45.94	$48.41
March 31, 2008	$51.39	$40.21	$43.03
June 30, 2008	$55.99	$42.32	$44.38
September 30, 2008	$45.47	$30.82	$32.77
December 31, 2008	$32.67	$15.00	$21.77
March 31, 2009	$25.65	$14.62	$20.30
June 30, 2009	$36.74	$19.42	$34.15
September 30, 2009	$36.07	$28.42	$30.26
December 31, 2009	$34.72	$27.63	$33.22
January 26, 2010*	$38.32	$33.43	$36.23

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: BWA

Initial price: $36.23

Protection level: 80.00%

Protection price: $28.98

Physical delivery amount: 27 ($1,000/Initial price)

Fractional shares: 0.601435

Coupon: 8.50% per annum

Maturity: January 28, 2011

Dividend yield: 0.33% per annum

Coupon amount per monthly: $7.08

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.50%		100.33%
+ 90%	8.50%		90.33%
+ 80%	8.50%		80.33%
+ 70%	8.50%		70.33%
+ 60%	8.50%		60.33%
+ 50%	8.50%		50.33%
+ 40%	8.50%		40.33%
+ 30%	8.50%		30.33%
+ 20%	8.50%		20.33%
+ 10%	8.50%		10.33%
+ 5%	8.50%		5.33%

0%	8.50%		0.33%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.50%	3.50%	-4.67%
- 10%	8.50%	-1.50%	-9.67%
- 20%	8.50%	-11.50%	-19.67%
- 30%	N/A	-21.50%	-29.67%
- 40%	N/A	-31.50%	-39.67%
- 50%	N/A	-41.50%	-49.67%
- 60%	N/A	-51.50%	-59.67%
- 70%	N/A	-61.50%	-69.67%
- 80%	N/A	-71.50%	-79.67%
- 90%	N/A	-81.50%	-89.67%
- 100%	N/A	-91.50%	-99.67%

Caterpillar Inc.

According to publicly available information, Caterpillar Inc. (the “Company”) was originally organized as Caterpillar Tractor Co. in 1925 in the State of California. In 1986, the Company reorganized as Caterpillar Inc. in the State of Delaware. The Company operates in three principal lines of business: Machinery, Engines and Financial Products. Machinery is a principal line of business which includes the design, manufacture, marketing and sales of construction, mining and forestry machinery—track and wheel tractors, track and wheel loaders, pipelayers, motor graders, wheel tractor-scrapers, track and wheel excavators, backhoe loaders, log skidders, log loaders, off-highway trucks, articulated trucks, paving products, telehandlers, skid steer loaders and related parts. Machinery also includes logistics services for other companies, and the design, manufacture, remanufacture, maintenance and services of rail-related products. Engines is a principal line of business including the design, manufacture, marketing and sales of engines for Caterpillar machinery; electric power generation systems; on-highway vehicles and locomotives; marine, petroleum, construction, industrial, agricultural and other applications; and related parts. Engines also includes remanufacturing of Caterpillar engines and a variety of Caterpillar machine and engine components and remanufacturing services for other companies. Financial Products is a principal line of business consisting primarily of Caterpillar Financial Services Corporation, Caterpillar Insurance Holdings, Inc., Caterpillar Power Ventures Corporation and their respective subsidiaries. Cat Financial provides a wide range of financing alternatives to customers and dealers for Caterpillar machinery and engines, Solar gas turbines as well as other equipment and marine vessels. Cat Financial also extends loans to customers and dealers. Cat Insurance provides various forms of insurance to customers and dealers to help support the purchase and lease of our equipment. Cat Power Ventures is an investor in independent power projects using Caterpillar power generation equipment and services.

The linked share’s SEC file number is 001-00768.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$42.72	$36.26	$39.54
June 30, 2004	$42.38	$36.01	$39.72
September 30, 2004	$40.65	$34.25	$40.23
December 31, 2004	$49.36	$38.40	$48.76
March 31, 2005	$49.98	$43.22	$45.72
June 30, 2005	$51.49	$41.35	$47.66
September 30, 2005	$59.87	$47.43	$58.75
December 30, 2005	$59.84	$48.30	$57.77
March 31, 2006	$77.20	$57.05	$71.81
June 30, 2006	$82.00	$64.41	$74.48
September 29, 2006	$75.43	$62.09	$65.80
December 29, 2006	$70.91	$58.85	$61.33
March 30, 2007	$68.43	$57.98	$67.03
June 29, 2007	$82.88	$65.87	$78.30
September 28, 2007	$87.00	$70.59	$78.43
December 31, 2007	$82.74	$67.00	$72.56
March 31, 2008	$78.62	$60.01	$78.29
June 30, 2008	$85.96	$72.56	$73.82
September 30, 2008	$75.87	$58.11	$59.60
December 31, 2008	$58.18	$32.00	$44.67
March 31, 2009	$47.05	$21.72	$27.96
June 30, 2009	$40.96	$27.50	$33.04
September 30, 2009	$54.70	$30.02	$51.33
December 31, 2009	$61.21	$47.50	$56.99
January 26, 2010*	$64.42	$54.02	$55.85

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: CAT

Initial price: $55.85

Protection level: 80.00%

Protection price: $44.68

Physical delivery amount: 17 ($1,000/Initial price)

Fractional shares: 0.905103

Coupon: 8.00% per annum

Maturity: January 28, 2011

Dividend yield: 3.01% per annum

Coupon amount per monthly: $6.67

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.00%		103.01%
+ 90%	8.00%		93.01%
+ 80%	8.00%		83.01%
+ 70%	8.00%		73.01%
+ 60%	8.00%		63.01%
+ 50%	8.00%		53.01%
+ 40%	8.00%		43.01%
+ 30%	8.00%		33.01%
+ 20%	8.00%		23.01%
+ 10%	8.00%		13.01%
+ 5%	8.00%		8.01%

0%	8.00%		3.01%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.00%	3.00%	-1.99%
- 10%	8.00%	-2.00%	-6.99%
- 20%	8.00%	-12.00%	-16.99%
- 30%	N/A	-22.00%	-26.99%
- 40%	N/A	-32.00%	-36.99%
- 50%	N/A	-42.00%	-46.99%
- 60%	N/A	-52.00%	-56.99%
- 70%	N/A	-62.00%	-66.99%
- 80%	N/A	-72.00%	-76.99%
- 90%	N/A	-82.00%	-86.99%
- 100%	N/A	-92.00%	-96.99%

Chicago Bridge & Iron Company N.V.

According to publicly available information, Chicago Bridge & Iron Company N.V. (the “Company”) is an engineering, procurement and construction provider and process technology licensor, delivering comprehensive solutions to customers in the energy and natural resource industries. The company has a presence in about 80 locations and has approximately 17,000 employees worldwide. As of December 31, 2008, the Company executed more than 600 projects in over 70 countries for customers in a variety of industries.

Within its operating segments, the Company serve under four broad market sectors: Liquefied Natural Gas (“LNG”), Energy Processes, Steel Plate Structures, and Lummus Technologies. Through these market sectors, the Company offer services both independently and on an integrated basis.

The linked share’s SEC file number is 001-12815.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$16.25	$12.25	$13.92
June 30, 2004	$15.18	$10.80	$13.93
September 30, 2004	$15.23	$13.25	$15.00
December 31, 2004	$20.56	$14.49	$20.00
March 31, 2005	$23.87	$17.85	$22.02
June 30, 2005	$25.25	$19.10	$22.86
September 30, 2005	$32.95	$22.83	$31.09
December 30, 2005	$32.75	$19.50	$25.21
March 31, 2006	$31.85	$19.80	$24.00
June 30, 2006	$27.50	$21.78	$24.15
September 29, 2006	$27.78	$22.75	$24.06
December 29, 2006	$29.74	$23.17	$27.34
March 30, 2007	$31.50	$25.83	$30.75
June 29, 2007	$40.05	$30.10	$37.74
September 28, 2007	$44.84	$30.06	$43.06
December 31, 2007	$62.94	$41.49	$60.44
March 31, 2008	$63.47	$35.21	$39.24
June 30, 2008	$49.82	$37.50	$39.82
September 30, 2008	$40.20	$15.95	$19.24
December 31, 2008	$19.05	$5.13	$10.05
March 31, 2009	$13.88	$4.64	$6.27
June 30, 2009	$13.87	$5.95	$12.40
September 30, 2009	$18.94	$9.08	$18.68
December 31, 2009	$21.44	$17.00	$20.22
January 26, 2010*	$23.97	$20.23	$21.45

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: CBI

Initial price: $21.45

Protection level: 70.00%

Protection price: $15.02

Physical delivery amount: 46 ($1,000/Initial price)

Fractional shares: 0.620047

Coupon: 11.00% per annum

Maturity: January 28, 2011

Dividend yield: 0.00% per annum

Coupon amount per monthly: $9.17

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	11.00%		100.00%
+ 90%	11.00%		90.00%
+ 80%	11.00%		80.00%
+ 70%	11.00%		70.00%
+ 60%	11.00%		60.00%
+ 50%	11.00%		50.00%
+ 40%	11.00%		40.00%
+ 30%	11.00%		30.00%
+ 20%	11.00%		20.00%
+ 10%	11.00%		10.00%
+ 5%	11.00%		5.00%

0%	11.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	11.00%	6.00%	-5.00%
- 10%	11.00%	1.00%	-10.00%
- 20%	11.00%	-9.00%	-20.00%
- 30%	11.00%	-19.00%	-30.00%
- 40%	N/A	-29.00%	-40.00%
- 50%	N/A	-39.00%	-50.00%
- 60%	N/A	-49.00%	-60.00%
- 70%	N/A	-59.00%	-70.00%
- 80%	N/A	-69.00%	-80.00%
- 90%	N/A	-79.00%	-90.00%
- 100%	N/A	-89.00%	-100.00%

Celgene Corporation

According to publicly available information, Celgene Corporation (the “Company”) is a global biopharmaceutical company primarily engaged in the discovery, development and commercialization of innovative therapies designed to treat cancer and immune-inflammatory related diseases. The Company’s lead products are: (1) REVLIMID(R) (lenalidomide), which was approved by the U.S. Food and Drug Administration, or FDA, in June 2006 for treatment in combination with dexamethasone for multiple myeloma patients who have received at least one prior therapy and, in December 2005 for treatment of patients with transfusion-dependent anemia due to low- or intermediate-1-risk myelodysplastic syndromes, or MDS, associated with a deletion 5q cytogenetic abnormality with or without additional cytogenetic abnormalities; and, (2) THALOMID(R) (thalidomide), which gained FDA approval in May 2006 for treatment in combination with dexamethasone of newly diagnosed multiple myeloma patients and which is also approved for the treatment and suppression of cutaneous manifestations of erythema nodosum leprosum, or ENL, an inflammatory complication of leprosy.

For the year ended December 31, 2008, the Company reported revenues of $2.255 billion, net loss of 1.534 billion and diluted loss per share of $3.46. In March 2008, the Company acquired Pharmion, a global biopharmaceutical company that acquired, developed and commercialized innovative products for the treatment of hematology and oncology patients.

The linked share’s SEC file number is 000-16132.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$12.23	$9.38	$11.91
June 30, 2004	$15.15	$11.25	$14.32
September 30, 2004	$15.05	$11.67	$14.56
December 31, 2004	$16.29	$12.88	$13.27
March 31, 2005	$17.62	$12.36	$17.03
June 30, 2005	$21.58	$16.61	$20.39
September 30, 2005	$29.41	$19.78	$27.16
December 30, 2005	$32.68	$22.59	$32.40
March 31, 2006	$44.22	$31.51	$44.22
June 30, 2006	$48.39	$36.02	$47.43
September 29, 2006	$49.41	$39.32	$43.30
December 29, 2006	$60.12	$41.68	$57.53
March 30, 2007	$58.60	$49.46	$52.46
June 29, 2007	$66.95	$52.40	$57.33
September 28, 2007	$72.23	$56.56	$71.31
December 31, 2007	$75.44	$41.26	$46.21
March 31, 2008	$62.18	$46.07	$61.29
June 30, 2008	$65.89	$56.88	$63.87
September 30, 2008	$77.39	$56.00	$63.28
December 31, 2008	$66.50	$45.46	$55.28
March 31, 2009	$56.59	$39.32	$44.40
June 30, 2009	$48.76	$36.90	$47.84
September 30, 2009	$58.31	$45.27	$55.90
December 31, 2009	$57.79	$49.75	$55.68
January 26, 2010*	$59.67	$54.38	$57.86

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: CELG

Initial price: $57.86

Protection level: 80.00%

Protection price: $46.29

Physical delivery amount: 17 ($1,000/Initial price)

Fractional shares: 0.283097

Coupon: 8.25% per annum

Maturity: January 28, 2011

Dividend yield: 0.00% per annum

Coupon amount per monthly: $6.88

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.25%		100.00%
+ 90%	8.25%		90.00%
+ 80%	8.25%		80.00%
+ 70%	8.25%		70.00%
+ 60%	8.25%		60.00%
+ 50%	8.25%		50.00%
+ 40%	8.25%		40.00%
+ 30%	8.25%		30.00%
+ 20%	8.25%		20.00%
+ 10%	8.25%		10.00%
+ 5%	8.25%		5.00%

0%	8.25%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.25%	3.25%	-5.00%
- 10%	8.25%	-1.75%	-10.00%
- 20%	8.25%	-11.75%	-20.00%
- 30%	N/A	-21.75%	-30.00%
- 40%	N/A	-31.75%	-40.00%
- 50%	N/A	-41.75%	-50.00%
- 60%	N/A	-51.75%	-60.00%
- 70%	N/A	-61.75%	-70.00%
- 80%	N/A	-71.75%	-80.00%
- 90%	N/A	-81.75%	-90.00%
- 100%	N/A	-91.75%	-100.00%

Comerica Incorporated

According to publicly available information, Comerica Incorporated (the “Company”) is a financial services company, incorporated under the laws of the State of Delaware, and headquartered in Dallas, Texas.

As of December 31, 2008, the Company had total assets of approximately $67.5 billion, total deposits of approximately $42.0 billion, total loans of approximately $50.5 billion and shareholders’ equity of approximately $7.2 billion.

The linked share’s SEC file number is 001-10706.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$59.23	$52.30	$54.32
June 30, 2004	$56.99	$50.45	$54.88
September 30, 2004	$61.48	$53.00	$59.35
December 31, 2004	$63.80	$57.81	$61.02
March 31, 2005	$61.40	$53.70	$55.08
June 30, 2005	$59.29	$53.17	$57.80
September 30, 2005	$63.35	$56.80	$58.90
December 30, 2005	$60.25	$53.60	$56.76
March 31, 2006	$58.62	$54.23	$57.97
June 30, 2006	$60.10	$50.18	$51.99
September 29, 2006	$58.95	$51.47	$56.92
December 29, 2006	$59.72	$55.82	$58.68
March 30, 2007	$63.39	$56.78	$59.12
June 29, 2007	$63.89	$58.18	$59.47
September 28, 2007	$61.34	$50.26	$51.28
December 31, 2007	$54.88	$39.67	$43.53
March 31, 2008	$45.19	$34.51	$35.08
June 30, 2008	$40.62	$25.61	$25.63
September 30, 2008	$43.50	$19.32	$32.79
December 31, 2008	$37.01	$15.05	$19.85
March 31, 2009	$21.20	$11.73	$18.31
June 30, 2009	$26.43	$16.03	$21.15
September 30, 2009	$31.83	$19.94	$29.67
December 31, 2009	$32.29	$26.66	$29.57
January 26, 2010*	$37.31	$29.69	$34.78

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: CMA

Initial price: $34.78

Protection level: 80.00%

Protection price: $27.82

Physical delivery amount: 28 ($1,000/Initial price)

Fractional shares: 0.752156

Coupon: 8.50% per annum

Maturity: January 28, 2011

Dividend yield: 0.58% per annum

Coupon amount per monthly: $7.08

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.50%		100.58%
+ 90%	8.50%		90.58%
+ 80%	8.50%		80.58%
+ 70%	8.50%		70.58%
+ 60%	8.50%		60.58%
+ 50%	8.50%		50.58%
+ 40%	8.50%		40.58%
+ 30%	8.50%		30.58%
+ 20%	8.50%		20.58%
+ 10%	8.50%		10.58%
+ 5%	8.50%		5.58%

0%	8.50%		0.58%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.50%	3.50%	-4.42%
- 10%	8.50%	-1.50%	-9.42%
- 20%	8.50%	-11.50%	-19.42%
- 30%	N/A	-21.50%	-29.42%
- 40%	N/A	-31.50%	-39.42%
- 50%	N/A	-41.50%	-49.42%
- 60%	N/A	-51.50%	-59.42%
- 70%	N/A	-61.50%	-69.42%
- 80%	N/A	-71.50%	-79.42%
- 90%	N/A	-81.50%	-89.42%
- 100%	N/A	-91.50%	-99.42%

salesforce.com, inc.

According to publicly available information, salesforce.com, inc. (the “Company”) was incorporated in Delaware in February 1999 and introduced its service offering in February 2000. Its principal executive offices are located in San Francisco, California and its website address is www.salesforce.com.

The Company is the leading provider, based on market share, of application services that allow organizations to share customer information on demand, according to a July 2008 report by International Data Corporation, or IDC. It provides a comprehensive customer relationship management service to businesses of all sizes and industries worldwide.

As of January 31, 2009, the Company’s customer base has grown to approximately 55,400 worldwide.

The linked share’s SEC file number is 001-32224.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	N/A	N/A	N/A
June 30, 2004	$17.60	$14.77	$16.07
September 30, 2004	$17.14	$9.00	$15.63
December 31, 2004	$22.68	$14.70	$16.94
March 31, 2005	$18.20	$12.96	$14.99
June 30, 2005	$21.98	$13.60	$20.48
September 30, 2005	$25.14	$18.63	$23.12
December 30, 2005	$36.19	$20.30	$32.05
March 31, 2006	$42.99	$31.60	$36.33
June 30, 2006	$37.87	$24.13	$26.66
September 29, 2006	$38.70	$21.64	$35.88
December 29, 2006	$44.58	$35.15	$36.45
March 30, 2007	$50.43	$35.57	$42.82
June 29, 2007	$49.96	$39.67	$42.86
September 28, 2007	$51.75	$37.91	$51.32
December 31, 2007	$65.52	$45.80	$62.69
March 31, 2008	$63.55	$47.61	$57.87
June 30, 2008	$75.16	$58.48	$68.23
September 30, 2008	$72.36	$44.10	$48.40
December 31, 2008	$48.40	$20.85	$32.01
March 31, 2009	$37.03	$25.50	$32.73
June 30, 2009	$45.49	$30.00	$38.17
September 30, 2009	$59.07	$35.27	$56.93
December 31, 2009	$74.95	$54.06	$73.77
January 26, 2010*	$75.53	$63.35	$65.41

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: CRM

Initial price: $65.41

Protection level: 75.00%

Protection price: $49.06

Physical delivery amount: 15 ($1,000/Initial price)

Fractional shares: 0.288182

Coupon: 9.50% per annum

Maturity: January 28, 2011

Dividend yield: 0.00% per annum

Coupon amount per monthly: $7.92

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.50%		100.00%
+ 90%	9.50%		90.00%
+ 80%	9.50%		80.00%
+ 70%	9.50%		70.00%
+ 60%	9.50%		60.00%
+ 50%	9.50%		50.00%
+ 40%	9.50%		40.00%
+ 30%	9.50%		30.00%
+ 20%	9.50%		20.00%
+ 10%	9.50%		10.00%
+ 5%	9.50%		5.00%

0%	9.50%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.50%	4.50%	-5.00%
- 10%	9.50%	-0.50%	-10.00%
- 20%	9.50%	-10.50%	-20.00%
- 30%	N/A	-20.50%	-30.00%
- 40%	N/A	-30.50%	-40.00%
- 50%	N/A	-40.50%	-50.00%
- 60%	N/A	-50.50%	-60.00%
- 70%	N/A	-60.50%	-70.00%
- 80%	N/A	-70.50%	-80.00%
- 90%	N/A	-80.50%	-90.00%
- 100%	N/A	-90.50%	-100.00%

CSX Corporation

According to publicly available information, CSX Corporation (the “Company”) is one of the nation’s leading transportation companies. Based in Jacksonville, Florida, Surface Transportation, which includes the Company’s rail and intermodal businesses, provides rail-based transportation services including traditional rail service and the transport of intermodal containers and trailers.

The Company’s principal operating company, CSX Transportation Inc., provides a crucial link to the transportation supply chain through its approximately 21,000 route mile rail network, which serves every major population center in 23 states east of the Mississippi River, the District of Columbia, and the Canadian provinces of Ontario and Quebec. It serves 70 ocean, river and lake ports along the Atlantic and Gulf Coasts, the Mississippi River, the Great Lakes and the St. Lawrence Seaway. CSXT also serves thousands of production and distribution facilities through track connections to more than 230 short-line and regional railroads.

The linked share’s SEC file number is: 01-08022.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$18.13	$14.40	$15.15
June 30, 2004	$16.61	$14.64	$16.39
September 30, 2004	$17.14	$14.98	$16.60
December 31, 2004	$20.23	$16.55	$20.04
March 31, 2005	$21.76	$18.45	$20.83
June 30, 2005	$22.05	$19.01	$21.33
September 30, 2005	$23.45	$21.24	$23.24
December 30, 2005	$25.80	$21.35	$25.39
March 31, 2006	$30.20	$24.29	$29.90
June 30, 2006	$37.33	$30.06	$35.22
September 29, 2006	$35.58	$28.60	$32.83
December 29, 2006	$38.28	$32.51	$34.43
March 30, 2007	$42.53	$33.50	$40.05
June 29, 2007	$47.38	$39.36	$45.08
September 28, 2007	$51.88	$38.09	$42.73
December 31, 2007	$46.49	$40.17	$43.98
March 31, 2008	$58.10	$39.87	$56.07
June 30, 2008	$70.69	$55.04	$62.81
September 30, 2008	$69.48	$50.51	$54.57
December 31, 2008	$54.57	$30.01	$32.47
March 31, 2009	$36.82	$20.71	$25.85
June 30, 2009	$36.57	$25.09	$34.63
September 30, 2009	$48.85	$30.26	$41.86
December 31, 2009	$50.79	$40.67	$48.49
January 26, 2010*	$52.83	$43.98	$45.30

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: CSX

Initial price: $45.30

Protection level: 80.00%

Protection price: $36.24

Physical delivery amount: 22 ($1,000/Initial price)

Fractional shares: 0.075055

Coupon: 7.50% per annum

Maturity: January 28, 2011

Dividend yield: 1.94% per annum

Coupon amount per monthly: $6.25

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	7.50%		101.94%
+ 90%	7.50%		91.94%
+ 80%	7.50%		81.94%
+ 70%	7.50%		71.94%
+ 60%	7.50%		61.94%
+ 50%	7.50%		51.94%
+ 40%	7.50%		41.94%
+ 30%	7.50%		31.94%
+ 20%	7.50%		21.94%
+ 10%	7.50%		11.94%
+ 5%	7.50%		6.94%

0%	7.50%		1.94%

	Protection Price Ever Breached?
	NO	YES
- 5%	7.50%	2.50%	-3.06%
- 10%	7.50%	-2.50%	-8.06%
- 20%	7.50%	-12.50%	-18.06%
- 30%	N/A	-22.50%	-28.06%
- 40%	N/A	-32.50%	-38.06%
- 50%	N/A	-42.50%	-48.06%
- 60%	N/A	-52.50%	-58.06%
- 70%	N/A	-62.50%	-68.06%
- 80%	N/A	-72.50%	-78.06%
- 90%	N/A	-82.50%	-88.06%
- 100%	N/A	-92.50%	-98.06%

Deere & Company

According to publicly available information, Deere & Company (the “Company”) has operations which are categorized into four major business segments, as of December 18, 2008. The agricultural equipment segment manufactures and distributes a full line of farm equipment and related service parts—including tractors; combine, cotton and sugarcane harvesters; tillage, seeding, nutrient management and soil preparation machinery; sprayers; hay and forage equipment; integrated agricultural management systems technology; and precision agricultural irrigation equipment and supplies. The commercial and consumer equipment segment manufactures and distributes equipment, products and service parts for commercial and residential uses—including tractors for lawn, garden, commercial and utility purposes; mowing equipment, including walk-behind mowers; golf course equipment; utility vehicles; landscape and nursery products; irrigation equipment; and other outdoor power products. The construction and forestry segment manufactures, distributes to dealers and sells at retail a broad range of machines and service parts used in construction, earthmoving, material handling and timber harvesting—including backhoe loaders; crawler dozers and loaders; four-wheel-drive loaders; excavators; motor graders; articulated dump trucks; landscape loaders; skid-steer loaders; and log skidders, feller bunchers, log loaders, log forwarders, log harvesters and related attachments. The products and services produced by the segments above are marketed primarily through independent retail dealer networks and major retail outlets. The credit segment primarily finances sales and leases by John Deere dealers of new and used agricultural, commercial and consumer, and construction and forestry equipment. In addition, it provides wholesale financing to dealers of the foregoing equipment, provides operating loans, finances retail revolving charge accounts, offers certain crop risk mitigation products and invests in wind energy generation.

The linked share’s SEC file number is 1-04121.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$34.98	$30.00	$34.66
June 30, 2004	$37.47	$31.00	$35.07
September 30, 2004	$35.00	$28.61	$32.28
December 31, 2004	$37.37	$28.38	$37.20
March 31, 2005	$37.13	$32.60	$33.57
June 30, 2005	$34.70	$29.35	$32.75
September 30, 2005	$36.99	$29.93	$30.60
December 30, 2005	$35.50	$28.50	$34.06
March 31, 2006	$40.00	$33.81	$39.53
June 30, 2006	$45.99	$38.21	$41.75
September 29, 2006	$42.49	$33.48	$41.96
December 29, 2006	$50.59	$41.51	$47.54
March 30, 2007	$58.24	$45.12	$54.32
June 29, 2007	$62.82	$51.59	$60.37
September 28, 2007	$74.95	$56.96	$74.21
December 31, 2007	$93.72	$70.18	$93.12
March 31, 2008	$94.71	$71.65	$80.44
June 30, 2008	$94.88	$70.18	$72.13
September 30, 2008	$73.84	$46.18	$49.50
December 31, 2008	$49.00	$28.55	$38.32
March 31, 2009	$46.73	$24.52	$32.87
June 30, 2009	$47.98	$31.88	$39.95
September 30, 2009	$47.03	$34.91	$42.92
December 31, 2009	$56.87	$40.29	$54.09
January 26, 2010*	$60.16	$52.79	$53.41

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: DE

Initial price: $53.41

Protection level: 80.00%

Protection price: $42.73

Physical delivery amount: 18 ($1,000/Initial price)

Fractional shares: 0.723086

Coupon: 8.25% per annum

Maturity: January 28, 2011

Dividend yield: 2.17% per annum

Coupon amount per monthly: $6.88

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.25%		102.17%
+ 90%	8.25%		92.17%
+ 80%	8.25%		82.17%
+ 70%	8.25%		72.17%
+ 60%	8.25%		62.17%
+ 50%	8.25%		52.17%
+ 40%	8.25%		42.17%
+ 30%	8.25%		32.17%
+ 20%	8.25%		22.17%
+ 10%	8.25%		12.17%
+ 5%	8.25%		7.17%

0%	8.25%		2.17%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.25%	3.25%	-2.83%
- 10%	8.25%	-1.75%	-7.83%
- 20%	8.25%	-11.75%	-17.83%
- 30%	N/A	-21.75%	-27.83%
- 40%	N/A	-31.75%	-37.83%
- 50%	N/A	-41.75%	-47.83%
- 60%	N/A	-51.75%	-57.83%
- 70%	N/A	-61.75%	-67.83%
- 80%	N/A	-71.75%	-77.83%
- 90%	N/A	-81.75%	-87.83%
- 100%	N/A	-91.75%	-97.83%

The Dow Chemical Company

According to publicly available information, The Dow Chemical Company (the “Company”) was incorporated in 1947 under Delaware law and is the successor to a Michigan corporation, of the same name, organized in 1897. The Company is engaged in the manufacture and sale of chemicals, plastic materials, agricultural and other specialized products and services. The Company is a diversified chemical company that offers a broad range of innovative chemical, plastic and agricultural products and services to customers in approximately 160 countries. As of December 31, 2008, the Company had annual sales of $57.5 billion and employed approximately 46,000 people worldwide. The Company has 150 manufacturing sites in 35 countries and produces approximately 3,300 products.

The Company’s principal executive offices are located at 2030 Dow Center, Midland, Michigan 48674.

The linked share’s SEC file number is 001-03433.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$44.21	$37.49	$40.28
June 30, 2004	$42.45	$36.36	$40.70
September 30, 2004	$45.40	$37.95	$45.18
December 31, 2004	$51.34	$41.82	$49.51
March 31, 2005	$56.75	$47.60	$49.85
June 30, 2005	$50.49	$42.95	$44.53
September 30, 2005	$49.36	$40.20	$41.67
December 30, 2005	$47.21	$40.55	$43.82
March 31, 2006	$45.15	$40.26	$40.60
June 30, 2006	$43.10	$37.01	$39.03
September 29, 2006	$39.97	$33.00	$38.98
December 29, 2006	$41.55	$38.13	$39.94
March 30, 2007	$47.26	$39.02	$45.86
June 29, 2007	$47.60	$43.71	$44.22
September 28, 2007	$47.96	$38.89	$43.06
December 31, 2007	$47.39	$39.20	$39.42
March 31, 2008	$40.00	$33.01	$36.85
June 30, 2008	$42.90	$34.64	$34.91
September 30, 2008	$38.50	$30.82	$31.78
December 31, 2008	$32.28	$14.93	$15.09
March 31, 2009	$16.68	$5.89	$8.43
June 30, 2009	$18.99	$8.14	$16.14
September 30, 2009	$27.24	$14.22	$26.07
December 31, 2009	$29.50	$23.15	$27.63
January 26, 2010*	$31.65	$27.74	$28.09

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: DOW

Initial price: $28.09

Protection level: 80.00%

Protection price: $22.47

Physical delivery amount: 35 ($1,000/Initial price)

Fractional shares: 0.599858

Coupon: 8.50% per annum

Maturity: January 28, 2011

Dividend yield: 2.16% per annum

Coupon amount per monthly: $7.08

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.50%		102.16%
+ 90%	8.50%		92.16%
+ 80%	8.50%		82.16%
+ 70%	8.50%		72.16%
+ 60%	8.50%		62.16%
+ 50%	8.50%		52.16%
+ 40%	8.50%		42.16%
+ 30%	8.50%		32.16%
+ 20%	8.50%		22.16%
+ 10%	8.50%		12.16%
+ 5%	8.50%		7.16%

0%	8.50%		2.16%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.50%	3.50%	-2.84%
- 10%	8.50%	-1.50%	-7.84%
- 20%	8.50%	-11.50%	-17.84%
- 30%	N/A	-21.50%	-27.84%
- 40%	N/A	-31.50%	-37.84%
- 50%	N/A	-41.50%	-47.84%
- 60%	N/A	-51.50%	-57.84%
- 70%	N/A	-61.50%	-67.84%
- 80%	N/A	-71.50%	-77.84%
- 90%	N/A	-81.50%	-87.84%
- 100%	N/A	-91.50%	-97.84%

Darden Restaurants, Inc.

According to publicly available information, Darden Restaurants, Inc. (the “Company”) is a company-owned and operated full service restaurant company. As of May 31, 2009, the Company has operated through subsidiaries 1,773 restaurants in the United States and Canada.

The Company is a Florida corporation incorporated in March 1995 and its principle offices are located in Orlando, Florida.

The linked share’s SEC file number is 001-13666.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$25.60	$18.50	$24.79
June 30, 2004	$24.47	$20.27	$20.55
September 30, 2004	$23.75	$19.30	$23.32
December 31, 2004	$28.54	$23.03	$27.74
March 31, 2005	$31.23	$26.00	$30.68
June 30, 2005	$33.68	$29.59	$32.98
September 30, 2005	$34.98	$28.18	$30.37
December 30, 2005	$39.41	$29.48	$38.88
March 31, 2006	$42.94	$37.92	$41.03
June 30, 2006	$41.31	$33.85	$39.40
September 29, 2006	$43.45	$32.91	$42.47
December 29, 2006	$44.41	$39.51	$40.17
March 30, 2007	$43.23	$38.15	$41.19
June 29, 2007	$47.36	$40.36	$43.99
September 28, 2007	$45.83	$38.11	$41.86
December 31, 2007	$44.86	$26.90	$27.71
March 31, 2008	$35.30	$20.89	$32.55
June 30, 2008	$37.70	$30.00	$31.94
September 30, 2008	$37.83	$26.73	$28.63
December 31, 2008	$29.29	$13.22	$28.18
March 31, 2009	$37.59	$23.32	$34.26
June 30, 2009	$41.20	$31.70	$32.98
September 30, 2009	$37.31	$30.80	$34.13
December 31, 2009	$36.11	$29.94	$35.07
January 26, 2010*	$37.84	$33.72	$36.48

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: DRI

Initial price: $36.48

Protection level: 80.00%

Protection price: $29.18

Physical delivery amount: 27 ($1,000/Initial price)

Fractional shares: 0.412281

Coupon: 8.00% per annum

Maturity: January 28, 2011

Dividend yield: 2.60% per annum

Coupon amount per monthly: $6.67

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.00%		102.60%
+ 90%	8.00%		92.60%
+ 80%	8.00%		82.60%
+ 70%	8.00%		72.60%
+ 60%	8.00%		62.60%
+ 50%	8.00%		52.60%
+ 40%	8.00%		42.60%
+ 30%	8.00%		32.60%
+ 20%	8.00%		22.60%
+ 10%	8.00%		12.60%
+ 5%	8.00%		7.60%

0%	8.00%		2.60%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.00%	3.00%	-2.40%
- 10%	8.00%	-2.00%	-7.40%
- 20%	8.00%	-12.00%	-17.40%
- 30%	N/A	-22.00%	-27.40%
- 40%	N/A	-32.00%	-37.40%
- 50%	N/A	-42.00%	-47.40%
- 60%	N/A	-52.00%	-57.40%
- 70%	N/A	-62.00%	-67.40%
- 80%	N/A	-72.00%	-77.40%
- 90%	N/A	-82.00%	-87.40%
- 100%	N/A	-92.00%	-97.40%

Freeport-McMoRan Copper & Gold Inc.

According to publicly available information, Freeport-McMoRan Copper & Gold Inc. (the “Company”), is one of the world’s largest copper, gold and molybdenum mining companies in terms of reserves and production. As of December 31, 2008, consolidated recoverable proven and probable reserves totaled 102.0 billion pounds of copper, 40.0 million ounces of gold, 2.48 billion pounds of molybdenum, 266.6 million ounces of silver and 0.7 billion pounds of cobalt. Approximately 35 percent of there copper reserves were in Indonesia, approximately 31 percent were in South America, approximately 28 percent were in North America and approximately six percent were in Africa. Approximately 96 percent of there gold reserves were in Indonesia, with our remaining gold reserves located in South America.

The linked share’s SEC file number is 1-11307-01.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$44.90	$35.10	$39.09
June 30, 2004	$39.85	$27.92	$33.15
September 30, 2004	$42.13	$31.54	$40.50
December 31, 2004	$42.55	$33.98	$38.23
March 31, 2005	$43.90	$35.12	$39.61
June 30, 2005	$40.31	$31.52	$37.44
September 30, 2005	$49.48	$37.12	$48.59
December 30, 2005	$56.35	$43.80	$53.80
March 31, 2006	$64.99	$47.11	$59.77
June 30, 2006	$72.20	$43.10	$55.41
September 29, 2006	$62.29	$47.58	$53.26
December 29, 2006	$63.70	$47.60	$55.73
March 30, 2007	$67.19	$48.98	$66.19
June 29, 2007	$85.50	$65.62	$82.82
September 28, 2007	$110.48	$67.08	$104.89
December 31, 2007	$120.20	$85.71	$102.44
March 31, 2008	$107.37	$69.10	$96.22
June 30, 2008	$127.23	$93.00	$117.19
September 30, 2008	$117.08	$51.24	$56.85
December 31, 2008	$56.20	$15.70	$24.44
March 31, 2009	$43.45	$21.17	$38.11
June 30, 2009	$61.55	$36.60	$50.11
September 30, 2009	$73.43	$43.19	$68.61
December 31, 2009	$87.35	$63.01	$80.29
January 26, 2010*	$90.55	$71.57	$71.99

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: FCX

Initial price: $71.99

Protection level: 80.00%

Protection price: $57.59

Physical delivery amount: 13 ($1,000/Initial price)

Fractional shares: 0.890818

Coupon: 9.00% per annum

Maturity: January 28, 2011

Dividend yield: 0.21% per annum

Coupon amount per monthly: $7.50

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.00%		100.21%
+ 90%	9.00%		90.21%
+ 80%	9.00%		80.21%
+ 70%	9.00%		70.21%
+ 60%	9.00%		60.21%
+ 50%	9.00%		50.21%
+ 40%	9.00%		40.21%
+ 30%	9.00%		30.21%
+ 20%	9.00%		20.21%
+ 10%	9.00%		10.21%
+ 5%	9.00%		5.21%

0%	9.00%		0.21%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.00%	4.00%	-4.79%
- 10%	9.00%	-1.00%	-9.79%
- 20%	9.00%	-11.00%	-19.79%
- 30%	N/A	-21.00%	-29.79%
- 40%	N/A	-31.00%	-39.79%
- 50%	N/A	-41.00%	-49.79%
- 60%	N/A	-51.00%	-59.79%
- 70%	N/A	-61.00%	-69.79%
- 80%	N/A	-71.00%	-79.79%
- 90%	N/A	-81.00%	-89.79%
- 100%	N/A	-91.00%	-99.79%

Family Dollar Stores, Inc.

According to publicly available information, Family Dollar Stores, Inc. (the “Company”) is a chain of more than 6,600 general merchandise retail discount stores in 44 states. As of August 31, 2009, nationally advertised brand name merchandise accounted for approximately 52% of the Company’s sales and the number of stores served was 6,655.

The linked share’s SEC file number is 001-06807.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$39.66	$32.81	$35.95
June 30, 2004	$35.55	$26.51	$30.42
September 30, 2004	$30.67	$25.09	$27.10
December 31, 2004	$32.30	$25.82	$31.23
March 31, 2005	$35.25	$29.64	$30.36
June 30, 2005	$30.43	$23.68	$26.10
September 30, 2005	$27.15	$19.40	$19.87
December 30, 2005	$25.46	$19.76	$24.79
March 31, 2006	$27.87	$23.20	$26.60
June 30, 2006	$27.37	$23.14	$24.43
September 29, 2006	$29.90	$21.57	$29.24
December 29, 2006	$30.91	$27.08	$29.33
March 30, 2007	$33.31	$27.99	$29.62
June 29, 2007	$35.41	$29.50	$34.32
September 28, 2007	$35.40	$24.23	$26.56
December 31, 2007	$28.78	$18.06	$19.23
March 31, 2008	$22.01	$14.66	$19.50
June 30, 2008	$23.80	$18.44	$19.94
September 30, 2008	$31.12	$19.30	$23.70
December 31, 2008	$29.06	$19.70	$26.07
March 31, 2009	$33.87	$24.02	$33.37
June 30, 2009	$35.00	$28.06	$28.30
September 30, 2009	$32.18	$25.52	$26.40
December 31, 2009	$31.63	$26.25	$27.83
January 26, 2010*	$31.25	$27.15	$30.41

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: FDO

Initial price: $30.41

Protection level: 80.00%

Protection price: $24.33

Physical delivery amount: 32 ($1,000/Initial price)

Fractional shares: 0.883920

Coupon: 8.00% per annum

Maturity: January 28, 2011

Dividend yield: 1.77% per annum

Coupon amount per monthly: $6.67

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.00%		101.77%
+ 90%	8.00%		91.77%
+ 80%	8.00%		81.77%
+ 70%	8.00%		71.77%
+ 60%	8.00%		61.77%
+ 50%	8.00%		51.77%
+ 40%	8.00%		41.77%
+ 30%	8.00%		31.77%
+ 20%	8.00%		21.77%
+ 10%	8.00%		11.77%
+ 5%	8.00%		6.77%

0%	8.00%		1.77%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.00%	3.00%	-3.23%
- 10%	8.00%	-2.00%	-8.23%
- 20%	8.00%	-12.00%	-18.23%
- 30%	N/A	-22.00%	-28.23%
- 40%	N/A	-32.00%	-38.23%
- 50%	N/A	-42.00%	-48.23%
- 60%	N/A	-52.00%	-58.23%
- 70%	N/A	-62.00%	-68.23%
- 80%	N/A	-72.00%	-78.23%
- 90%	N/A	-82.00%	-88.23%
- 100%	N/A	-92.00%	-98.23%

Frontier Oil Corporation

According to publicly available information, Frontier Oil Corporation (the “Company”) is an independent energy company engaged in crude oil refining and the wholesale marketing of refined petroleum products. As of December 31, 2008, the Company operates refineries in Cheyenne, Wyoming and El Dorado, Kansas with a total annual average crude oil capacity of approximately 182,000 barrels per day. The Company’s marketing efforts are primarily focused in the Rocky Mountain region and the Plains States, which they believe are among the most attractive refined products markets in the United States.

The linked share’s SEC file number is 001-07627.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$4.96	$4.02	$4.85
June 30, 2004	$5.30	$4.25	$5.30
September 30, 2004	$5.93	$4.56	$5.90
December 31, 2004	$6.73	$5.56	$6.67
March 31, 2005	$9.23	$5.98	$9.07
June 30, 2005	$14.91	$9.23	$14.68
September 30, 2005	$23.04	$13.42	$22.18
December 30, 2005	$22.94	$15.78	$18.77
March 31, 2006	$30.53	$19.02	$29.68
June 30, 2006	$32.95	$23.75	$32.40
September 29, 2006	$37.60	$24.33	$26.58
December 29, 2006	$32.99	$24.01	$28.74
March 30, 2007	$33.75	$25.47	$32.64
June 29, 2007	$45.75	$31.96	$43.77
September 28, 2007	$49.10	$31.61	$41.64
December 31, 2007	$49.11	$39.54	$40.58
March 31, 2008	$41.00	$25.23	$27.26
June 30, 2008	$32.99	$23.03	$23.91
September 30, 2008	$24.26	$16.50	$18.42
December 31, 2008	$18.36	$7.51	$12.63
March 31, 2009	$16.84	$11.80	$12.79
June 30, 2009	$18.40	$12.09	$13.11
September 30, 2009	$15.15	$12.01	$13.92
December 31, 2009	$16.54	$11.03	$12.04
January 26, 2010*	$13.77	$12.55	$12.99

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: FTO

Initial price: $12.99

Protection level: 75.00%

Protection price: $9.74

Physical delivery amount: 76 ($1,000/Initial price)

Fractional shares: 0.982294

Coupon: 10.25% per annum

Maturity: January 28, 2011

Dividend yield: 1.88% per annum

Coupon amount per monthly: $8.54

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	10.25%		101.88%
+ 90%	10.25%		91.88%
+ 80%	10.25%		81.88%
+ 70%	10.25%		71.88%
+ 60%	10.25%		61.88%
+ 50%	10.25%		51.88%
+ 40%	10.25%		41.88%
+ 30%	10.25%		31.88%
+ 20%	10.25%		21.88%
+ 10%	10.25%		11.88%
+ 5%	10.25%		6.88%

0%	10.25%		1.88%

	Protection Price Ever Breached?
	NO	YES
- 5%	10.25%	5.25%	-3.12%
- 10%	10.25%	0.25%	-8.12%
- 20%	10.25%	-9.75%	-18.12%
- 30%	N/A	-19.75%	-28.12%
- 40%	N/A	-29.75%	-38.12%
- 50%	N/A	-39.75%	-48.12%
- 60%	N/A	-49.75%	-58.12%
- 70%	N/A	-59.75%	-68.12%
- 80%	N/A	-69.75%	-78.12%
- 90%	N/A	-79.75%	-88.12%
- 100%	N/A	-89.75%	-98.12%

Goldcorp Inc.

According to publicly available information, Goldcorp Inc. (the “Company”) is engaged in the acquisition, exploration, development and operation of precious metal properties. As of December 31, 2008, the Company’s principal product is gold. The principal products and sources of cash flow for the Company are derived from the sale of gold, silver and copper. As a result of the Wheaton Merger, in addition to gold, the Company also produces silver and copper. As a result of the Glamis Acquisition, the Company is expected to be a future producer of lead and zinc from the Peñasquito Project. There is a worldwide gold, silver, copper, lead and zinc market into which the Company can sell and, as a result, the Company will not be dependent on a particular purchaser with regard to the sale of the gold, silver, copper, lead and zinc which it produces. The Company is a corporation governed by the Business Corporations Act (Ontario).

The linked share’s SEC file number is 001-12970.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$16.45	$12.89	$14.81
June 30, 2004	$15.05	$10.18	$11.67
September 30, 2004	$13.94	$10.93	$13.86
December 31, 2004	$15.79	$13.02	$15.04
March 31, 2005	$15.51	$12.90	$14.21
June 30, 2005	$16.09	$12.04	$15.78
September 30, 2005	$21.06	$15.01	$20.04
December 30, 2005	$22.78	$17.49	$22.28
March 31, 2006	$30.24	$23.06	$29.25
June 30, 2006	$41.66	$24.07	$30.22
September 29, 2006	$31.59	$21.64	$23.60
December 29, 2006	$31.47	$20.35	$28.44
March 30, 2007	$29.20	$23.01	$24.02
June 29, 2007	$26.93	$22.36	$23.69
September 28, 2007	$30.99	$21.00	$30.56
December 31, 2007	$37.70	$29.25	$33.93
March 31, 2008	$46.30	$31.86	$38.75
June 30, 2008	$47.75	$33.83	$46.17
September 30, 2008	$52.60	$24.73	$31.63
December 31, 2008	$33.84	$13.99	$31.53
March 31, 2009	$35.47	$23.03	$33.32
June 30, 2009	$40.75	$26.72	$34.75
September 30, 2009	$43.32	$31.84	$40.37
December 31, 2009	$46.23	$35.47	$39.34
January 26, 2010*	$43.55	$35.59	$36.34

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: GG

Initial price: $36.34

Protection level: 75.00%

Protection price: $27.26

Physical delivery amount: 27 ($1,000/Initial price)

Fractional shares: 0.517887

Coupon: 10.00% per annum

Maturity: January 28, 2011

Dividend yield: 0.50% per annum

Coupon amount per monthly: $8.33

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	10.00%		100.50%
+ 90%	10.00%		90.50%
+ 80%	10.00%		80.50%
+ 70%	10.00%		70.50%
+ 60%	10.00%		60.50%
+ 50%	10.00%		50.50%
+ 40%	10.00%		40.50%
+ 30%	10.00%		30.50%
+ 20%	10.00%		20.50%
+ 10%	10.00%		10.50%
+ 5%	10.00%		5.50%

0%	10.00%		0.50%

	Protection Price Ever Breached?
	NO	YES
- 5%	10.00%	5.00%	-4.50%
- 10%	10.00%	0.00%	-9.50%
- 20%	10.00%	-10.00%	-19.50%
- 30%	N/A	-20.00%	-29.50%
- 40%	N/A	-30.00%	-39.50%
- 50%	N/A	-40.00%	-49.50%
- 60%	N/A	-50.00%	-59.50%
- 70%	N/A	-60.00%	-69.50%
- 80%	N/A	-70.00%	-79.50%
- 90%	N/A	-80.00%	-89.50%
- 100%	N/A	-90.00%	-99.50%

Corning Incorporated

According to publicly available information, Corning Incorporated (the “Company”) traces its origins to a glass business established in 1851. The present corporation was incorporated in the State of New York in December 1936, and its name was changed from Corning Glass Works to Corning Incorporated on April 28, 1989. The Company is a global, technology-based corporation that operates in five reportable business segments: Display Technologies, Telecommunications, Environmental Technologies, Specialty Materials and Life Sciences. The Company manufactures and processes products at more than 51 plants in 15 countries. The Display Technologies segment manufactures glass substrates for active matrix liquid crystal displays (“LCDs”), that are used primarily in notebook computers, flat panel desktop monitors, and LCD televisions. The Telecommunications segment produces optical fiber and cable, and hardware and equipment products for the worldwide telecommunications industry. The Company’s environmental products include ceramic technologies and solutions for emissions and pollution control in mobile and stationary applications around the world, including gasoline and diesel substrate and filter products. Life Sciences laboratory products include microplate products, coated slides, filter plates for genomics sample preparation, plastic cell culture dishes, flasks, cryogenic vials, roller bottles, mass cell culture products, liquid handling instruments, Pyrex glass beakers, pipettors, serological pipettes, centrifuge tubes and laboratory filtration products. The Display Technologies segment represented 46%, the Telecommunications segment represented 30%, the Environmental Technologies segment represented 12% and the Specialty Materials segment represented approximately 6% of the Company’s sales for 2008.

The linked share’s SEC file number is 01-3247.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$13.89	$10.15	$11.18
June 30, 2004	$13.17	$10.08	$13.06
September 30, 2004	$13.03	$9.30	$11.08
December 31, 2004	$12.96	$10.17	$11.77
March 31, 2005	$12.40	$10.61	$11.13
June 30, 2005	$17.08	$10.98	$16.62
September 30, 2005	$21.95	$16.04	$19.33
December 30, 2005	$21.60	$16.70	$19.66
March 31, 2006	$28.27	$19.35	$26.91
June 30, 2006	$29.60	$20.39	$24.19
September 29, 2006	$24.90	$17.54	$24.41
December 29, 2006	$25.57	$18.63	$18.71
March 30, 2007	$23.33	$18.16	$22.74
June 29, 2007	$26.67	$22.45	$25.55
September 28, 2007	$27.25	$21.47	$24.65
December 31, 2007	$26.80	$20.85	$23.99
March 31, 2008	$25.23	$20.04	$24.04
June 30, 2008	$28.06	$23.02	$23.05
September 30, 2008	$23.05	$14.47	$15.64
December 31, 2008	$15.64	$7.36	$9.53
March 31, 2009	$14.44	$8.97	$13.27
June 30, 2009	$16.54	$13.20	$16.06
September 30, 2009	$17.13	$13.98	$15.31
December 31, 2009	$19.54	$14.14	$19.31
January 26, 2010*	$20.84	$18.03	$18.65

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: GLW

Initial price: $18.65

Protection level: 80.00%

Protection price: $14.92

Physical delivery amount: 53 ($1,000/Initial price)

Fractional shares: 0.619303

Coupon: 8.00% per annum

Maturity: January 28, 2011

Dividend yield: 1.06% per annum

Coupon amount per monthly: $6.67

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.00%		101.06%
+ 90%	8.00%		91.06%
+ 80%	8.00%		81.06%
+ 70%	8.00%		71.06%
+ 60%	8.00%		61.06%
+ 50%	8.00%		51.06%
+ 40%	8.00%		41.06%
+ 30%	8.00%		31.06%
+ 20%	8.00%		21.06%
+ 10%	8.00%		11.06%
+ 5%	8.00%		6.06%

0%	8.00%		1.06%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.00%	3.00%	-3.94%
- 10%	8.00%	-2.00%	-8.94%
- 20%	8.00%	-12.00%	-18.94%
- 30%	N/A	-22.00%	-28.94%
- 40%	N/A	-32.00%	-38.94%
- 50%	N/A	-42.00%	-48.94%
- 60%	N/A	-52.00%	-58.94%
- 70%	N/A	-62.00%	-68.94%
- 80%	N/A	-72.00%	-78.94%
- 90%	N/A	-82.00%	-88.94%
- 100%	N/A	-92.00%	-98.94%

The Gap, Inc.

According to publicly available information, The Gap, Inc. (“the Company”) was incorporated in the State of California in July 1969 and was reincorporated under the laws of the State of Delaware in May 1988.

The Company is a global specialty retailer operating retail and outlet stores selling casual apparel, accessories, and personal care products for men, women and children under the Gap, Old Navy, Banana Republic and Piperlime brands. The Company operates stores in the United States, Canada, the United Kingdom, France, Ireland, and Japan. The Company also has franchise agreements with unaffiliated franchisees to operate Gap or Gap and Banana Republic stores in Asia, Europe and the Middle East. Under these agreements, third parties operate or will operate stores that sell apparel, purchased from the Company, under its brand names. In addition, the Company’s U.S. customers may shop online at www.gap.com, www.bananarepublic.com, www.oldnavy.com, and www.piperlime.com.

The linked share’s SEC file number is: 1-7562.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$23.36	$18.15	$21.92
June 30, 2004	$25.72	$21.39	$24.25
September 30, 2004	$24.56	$18.58	$18.70
December 31, 2004	$23.75	$18.55	$21.12
March 31, 2005	$22.69	$20.53	$21.84
June 30, 2005	$22.21	$19.52	$19.75
September 30, 2005	$22.19	$16.74	$17.43
December 30, 2005	$18.66	$15.90	$17.64
March 31, 2006	$19.42	$16.83	$18.68
June 30, 2006	$19.02	$16.83	$17.40
September 29, 2006	$19.43	$15.92	$18.95
December 29, 2006	$21.17	$18.50	$19.50
March 30, 2007	$21.04	$17.11	$17.21
June 29, 2007	$19.66	$17.21	$19.10
September 28, 2007	$19.29	$15.20	$18.44
December 31, 2007	$22.00	$17.60	$21.28
March 31, 2008	$21.89	$16.54	$19.68
June 30, 2008	$20.78	$16.20	$16.67
September 30, 2008	$20.70	$14.77	$17.78
December 31, 2008	$17.78	$9.41	$13.39
March 31, 2009	$14.35	$9.56	$12.99
June 30, 2009	$18.76	$12.60	$16.40
September 30, 2009	$22.62	$14.66	$21.40
December 31, 2009	$23.36	$20.50	$20.95
January 26, 2010*	$21.11	$18.65	$18.95

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: GPS

Initial price: $18.95

Protection level: 80.00%

Protection price: $15.16

Physical delivery amount: 52 ($1,000/Initial price)

Fractional shares: 0.770449

Coupon: 8.00% per annum

Maturity: January 28, 2011

Dividend yield: 1.78% per annum

Coupon amount per monthly: $6.67

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.00%		101.78%
+ 90%	8.00%		91.78%
+ 80%	8.00%		81.78%
+ 70%	8.00%		71.78%
+ 60%	8.00%		61.78%
+ 50%	8.00%		51.78%
+ 40%	8.00%		41.78%
+ 30%	8.00%		31.78%
+ 20%	8.00%		21.78%
+ 10%	8.00%		11.78%
+ 5%	8.00%		6.78%

0%	8.00%		1.78%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.00%	3.00%	-3.22%
- 10%	8.00%	-2.00%	-8.22%
- 20%	8.00%	-12.00%	-18.22%
- 30%	N/A	-22.00%	-28.22%
- 40%	N/A	-32.00%	-38.22%
- 50%	N/A	-42.00%	-48.22%
- 60%	N/A	-52.00%	-58.22%
- 70%	N/A	-62.00%	-68.22%
- 80%	N/A	-72.00%	-78.22%
- 90%	N/A	-82.00%	-88.22%
- 100%	N/A	-92.00%	-98.22%

Garmin Ltd.

According to publicly available information, Garmin Ltd. (the “Company”) is a leading, worldwide provider of navigation, communications and information devices, most of which are enabled by Global Positioning System (“GPS”) technology. The Company designs, develops, manufactures and markets a diverse family of hand-held, portable and fixed-mount GPS-enabled products and other navigation, communications and information products for the automotive/mobile, outdoor/fitness, marine, and general aviation markets.

Since the inception of its business, the Company has delivered over 48 million products, which includes the delivery of 16.9 million products as of December 31, 2008. The Company’s target markets are currently broken down into four main segments—automotive/mobile, outdoor/fitness, marine and aviation.

The linked share’s SEC file number is: 0-31983.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$29.73	$19.86	$21.36
June 30, 2004	$22.00	$14.04	$18.52
September 30, 2004	$21.96	$15.76	$21.63
December 31, 2004	$31.04	$21.55	$30.42
March 31, 2005	$30.72	$21.77	$23.16
June 30, 2005	$23.63	$19.53	$21.38
September 30, 2005	$34.04	$21.50	$33.92
December 30, 2005	$35.34	$27.00	$33.18
March 31, 2006	$42.39	$29.75	$39.72
June 30, 2006	$54.75	$39.97	$52.72
September 29, 2006	$54.10	$41.20	$48.78
December 29, 2006	$56.89	$44.53	$55.66
March 30, 2007	$59.30	$48.46	$54.15
June 29, 2007	$75.23	$52.18	$73.97
September 28, 2007	$122.76	$73.58	$119.40
December 31, 2007	$125.68	$80.94	$97.00
March 31, 2008	$95.58	$52.76	$54.01
June 30, 2008	$56.94	$39.75	$42.84
September 30, 2008	$49.89	$30.73	$33.94
December 31, 2008	$33.88	$14.40	$19.17
March 31, 2009	$23.48	$15.02	$21.21
June 30, 2009	$26.29	$19.48	$23.82
September 30, 2009	$38.18	$22.20	$37.74
December 31, 2009	$39.64	$26.60	$30.70
January 26, 2010*	$37.24	$30.85	$33.15

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: GRMN

Initial price: $33.15

Protection level: 75.00%

Protection price: $24.86

Physical delivery amount: 30 ($1,000/Initial price)

Fractional shares: 0.165913

Coupon: 10.00% per annum

Maturity: January 28, 2011

Dividend yield: 2.25% per annum

Coupon amount per monthly: $8.33

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	10.00%		102.25%
+ 90%	10.00%		92.25%
+ 80%	10.00%		82.25%
+ 70%	10.00%		72.25%
+ 60%	10.00%		62.25%
+ 50%	10.00%		52.25%
+ 40%	10.00%		42.25%
+ 30%	10.00%		32.25%
+ 20%	10.00%		22.25%
+ 10%	10.00%		12.25%
+ 5%	10.00%		7.25%

0%	10.00%		2.25%

	Protection Price Ever Breached?
	NO	YES
- 5%	10.00%	5.00%	-2.75%
- 10%	10.00%	0.00%	-7.75%
- 20%	10.00%	-10.00%	-17.75%
- 30%	N/A	-20.00%	-27.75%
- 40%	N/A	-30.00%	-37.75%
- 50%	N/A	-40.00%	-47.75%
- 60%	N/A	-50.00%	-57.75%
- 70%	N/A	-60.00%	-67.75%
- 80%	N/A	-70.00%	-77.75%
- 90%	N/A	-80.00%	-87.75%
- 100%	N/A	-90.00%	-97.75%

Halliburton Company

According to publicly available information, Halliburton Company (the “Company”) offers a broad suite of services and products to customers through its two business segments for the exploration, development, and production of oil and gas. The Company serves major, national, and independent oil and gas companies throughout the world. The Company’s Completion and Production segment delivers cementing, stimulation, intervention, and completion services. This segment consists of production enhancement services, completion tools and services, and cementing services. The Company’s Drilling and Evaluation segment provides field and reservoir modeling, drilling, evaluation, and precise well-bore placement solutions that enable customers to model, measure, and optimize their well construction activities. This segment consists of Baroid Fluid Services, Sperry Drilling Services, Security DBS Drill Bits, wireline and perforating services, Landmark, and project management. The Company’s predecessor was established in 1919 and incorporated under the laws of the State of Delaware in 1924.

The linked share’s SEC file number is 001-03492.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$16.32	$12.90	$15.20
June 30, 2004	$16.18	$13.70	$15.13
September 30, 2004	$16.99	$13.23	$16.85
December 31, 2004	$20.85	$16.55	$19.62
March 31, 2005	$22.65	$18.59	$21.63
June 30, 2005	$24.70	$19.83	$23.91
September 30, 2005	$34.88	$22.89	$34.26
December 30, 2005	$34.68	$27.37	$30.98
March 31, 2006	$41.19	$31.35	$36.51
June 30, 2006	$41.98	$33.94	$37.11
September 29, 2006	$37.93	$27.36	$28.45
December 29, 2006	$34.30	$26.33	$31.05
March 30, 2007	$32.72	$28.12	$31.74
June 29, 2007	$37.18	$30.99	$34.50
September 28, 2007	$39.17	$30.81	$38.40
December 31, 2007	$41.93	$34.43	$37.91
March 31, 2008	$39.98	$30.01	$39.33
June 30, 2008	$53.97	$38.56	$53.07
September 30, 2008	$55.38	$29.00	$32.39
December 31, 2008	$31.97	$12.80	$18.18
March 31, 2009	$21.47	$14.68	$15.47
June 30, 2009	$24.76	$14.82	$20.70
September 30, 2009	$28.58	$18.11	$27.12
December 31, 2009	$32.00	$25.50	$30.09
January 26, 2010*	$34.87	$29.66	$30.88

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: HAL

Initial price: $30.88

Protection level: 80.00%

Protection price: $24.70

Physical delivery amount: 32 ($1,000/Initial price)

Fractional shares: 0.383420

Coupon: 8.00% per annum

Maturity: January 28, 2011

Dividend yield: 1.20% per annum

Coupon amount per monthly: $6.67

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.00%		101.20%
+ 90%	8.00%		91.20%
+ 80%	8.00%		81.20%
+ 70%	8.00%		71.20%
+ 60%	8.00%		61.20%
+ 50%	8.00%		51.20%
+ 40%	8.00%		41.20%
+ 30%	8.00%		31.20%
+ 20%	8.00%		21.20%
+ 10%	8.00%		11.20%
+ 5%	8.00%		6.20%

0%	8.00%		1.20%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.00%	3.00%	-3.80%
- 10%	8.00%	-2.00%	-8.80%
- 20%	8.00%	-12.00%	-18.80%
- 30%	N/A	-22.00%	-28.80%
- 40%	N/A	-32.00%	-38.80%
- 50%	N/A	-42.00%	-48.80%
- 60%	N/A	-52.00%	-58.80%
- 70%	N/A	-62.00%	-68.80%
- 80%	N/A	-72.00%	-78.80%
- 90%	N/A	-82.00%	-88.80%
- 100%	N/A	-92.00%	-98.80%

Hess Corporation

According to publicly available information, Hess Corporation (the “Company) (formerly Amerada Hess Corporation), is a Delaware corporation, incorporated in 1920. On May 3, 2006, Amerada Hess Corporation changed its name to Hess Corporation. The Company and its subsidiaries (collectively referred to as the “Corporation”) is a global integrated energy company that operates in two segments, Exploration and Production (E&P) and Marketing and Refining (M&R). The E&P segment explores for, develops, produces, purchases, transports and sells crude oil and natural gas. These exploration and production activities take place in the United States, United Kingdom, Norway, Brazil, Denmark, Equatorial Guinea, Algeria, Australia, Malaysia, Thailand, Russia, Gabon, Ghana, Azerbaijan, Indonesia, Libya, Egypt, and other countries. The M&R segment manufactures, purchases, transports, trades and markets refined petroleum products, natural gas and electricity. The Corporation owns 50% of a refinery joint venture in the United States Virgin Islands, and another refining facility, terminals and retail gasoline stations, most of which include convenience stores, located on the East Coast of the United States.

The linked share’s SEC file number is: 1-1204.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$22.49	$17.75	$21.76
June 30, 2004	$26.50	$20.68	$26.40
September 30, 2004	$29.91	$25.27	$29.67
December 31, 2004	$31.30	$25.38	$27.46
March 31, 2005	$34.65	$25.94	$32.07
June 30, 2005	$37.37	$28.75	$35.50
September 30, 2005	$47.42	$35.72	$45.83
December 30, 2005	$46.33	$36.97	$42.27
March 31, 2006	$52.00	$42.83	$47.47
June 30, 2006	$53.46	$43.23	$52.85
September 29, 2006	$56.35	$39.18	$41.42
December 29, 2006	$52.70	$37.62	$49.57
March 30, 2007	$58.00	$46.45	$55.47
June 29, 2007	$61.48	$54.55	$58.96
September 28, 2007	$69.04	$53.12	$66.53
December 31, 2007	$105.85	$63.58	$100.86
March 31, 2008	$101.64	$76.67	$88.18
June 30, 2008	$137.00	$88.22	$126.19
September 30, 2008	$129.00	$71.16	$82.08
December 31, 2008	$82.02	$35.51	$53.64
March 31, 2009	$66.83	$49.28	$54.20
June 30, 2009	$69.73	$49.87	$53.75
September 30, 2009	$57.83	$46.36	$53.46
December 31, 2009	$62.17	$51.46	$60.50
January 26, 2010*	$66.42	$58.44	$59.09

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: HES

Initial price: $59.09

Protection level: 80.00%

Protection price: $47.27

Physical delivery amount: 16 ($1,000/Initial price)

Fractional shares: 0.923337

Coupon: 8.00% per annum

Maturity: January 28, 2011

Dividend yield: 0.69% per annum

Coupon amount per monthly: $6.67

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.00%		100.69%
+ 90%	8.00%		90.69%
+ 80%	8.00%		80.69%
+ 70%	8.00%		70.69%
+ 60%	8.00%		60.69%
+ 50%	8.00%		50.69%
+ 40%	8.00%		40.69%
+ 30%	8.00%		30.69%
+ 20%	8.00%		20.69%
+ 10%	8.00%		10.69%
+ 5%	8.00%		5.69%

0%	8.00%		0.69%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.00%	3.00%	-4.31%
- 10%	8.00%	-2.00%	-9.31%
- 20%	8.00%	-12.00%	-19.31%
- 30%	N/A	-22.00%	-29.31%
- 40%	N/A	-32.00%	-39.31%
- 50%	N/A	-42.00%	-49.31%
- 60%	N/A	-52.00%	-59.31%
- 70%	N/A	-62.00%	-69.31%
- 80%	N/A	-72.00%	-79.31%
- 90%	N/A	-82.00%	-89.31%
- 100%	N/A	-92.00%	-99.31%

The Hartford Financial Services Group, Inc.

According to publicly available information, The Hartford Financial Services Group, Inc. (the “Company”) is a diversified insurance and financial services company. The Company, headquartered in Connecticut, is a provider of investment products, individual life, group life and group disability insurance products, and property and casualty insurance products in the United States. Hartford Fire Insurance Company, founded in 1810, is the oldest of the Company’s subsidiaries. The Company writes insurance in the United States and internationally. At December 31, 2008, total assets and total stockholders’ equity of the Company were $287.6 billion and $9.3 billion, respectively.

The linked share’s SEC file number is 001-13958.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$66.70	$58.75	$63.70
June 30, 2004	$69.12	$61.06	$68.74
September 30, 2004	$69.05	$58.08	$61.93
December 31, 2004	$69.57	$52.73	$69.31
March 31, 2005	$74.07	$65.98	$68.56
June 30, 2005	$77.52	$65.35	$74.78
September 30, 2005	$82.50	$71.53	$77.17
December 30, 2005	$89.49	$72.57	$85.89
March 31, 2006	$89.12	$79.24	$80.55
June 30, 2006	$93.95	$80.14	$84.60
September 29, 2006	$88.51	$79.55	$86.75
December 29, 2006	$93.75	$83.78	$93.31
March 30, 2007	$97.95	$90.30	$95.58
June 29, 2007	$106.23	$94.89	$98.51
September 28, 2007	$100.54	$83.00	$92.55
December 31, 2007	$99.14	$86.37	$87.19
March 31, 2008	$87.88	$63.98	$75.77
June 30, 2008	$79.88	$64.41	$64.57
September 30, 2008	$68.35	$31.50	$40.99
December 31, 2008	$39.74	$4.16	$16.42
March 31, 2009	$19.91	$3.33	$7.85
June 30, 2009	$18.16	$7.16	$11.87
September 30, 2009	$29.00	$10.00	$26.50
December 31, 2009	$29.59	$22.89	$23.26
January 26, 2010*	$28.59	$23.51	$24.41

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: HIG

Initial price: $24.41

Protection level: 75.00%

Protection price: $18.31

Physical delivery amount: 40 ($1,000/Initial price)

Fractional shares: 0.966817

Coupon: 9.00% per annum

Maturity: January 28, 2011

Dividend yield: 0.83% per annum

Coupon amount per monthly: $7.50

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.00%		100.83%
+ 90%	9.00%		90.83%
+ 80%	9.00%		80.83%
+ 70%	9.00%		70.83%
+ 60%	9.00%		60.83%
+ 50%	9.00%		50.83%
+ 40%	9.00%		40.83%
+ 30%	9.00%		30.83%
+ 20%	9.00%		20.83%
+ 10%	9.00%		10.83%
+ 5%	9.00%		5.83%

0%	9.00%		0.83%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.00%	4.00%	-4.17%
- 10%	9.00%	-1.00%	-9.17%
- 20%	9.00%	-11.00%	-19.17%
- 30%	N/A	-21.00%	-29.17%
- 40%	N/A	-31.00%	-39.17%
- 50%	N/A	-41.00%	-49.17%
- 60%	N/A	-51.00%	-59.17%
- 70%	N/A	-61.00%	-69.17%
- 80%	N/A	-71.00%	-79.17%
- 90%	N/A	-81.00%	-89.17%
- 100%	N/A	-91.00%	-99.17%

Starwood Hotels & Resorts Worldwide, Inc.

According to publicly available information, Starwood Hotels & Resorts Worldwide, Inc., (the “Company”) is one of the world’s largest hotel and leisure companies that conducts its hotel and leisure business both directly and through its subsidiaries. The Company’s brand names include the following: St. Regis Hotels & Resorts; The Luxury Collection; W Hotels; Westin Hotels & Resorts; Le Méridien; Sheraton Hotels & Resorts; Four Points by Sheraton; Aloft; and Element.

Through its various brands the Company is well represented in most major markets around the world. The Company’s operations are grouped into two business segments, hotels and vacation ownership and residential operations. The Company’s revenue and earnings derived primarily from hotel operations, which include management and other fees earned from hotels the Company manages pursuant to management contracts, the receipt of franchise and other fees and the operation of its owned hotels.

The Company’s principal executive offices are located at 1111 Westchester Avenue, White Plains, New York 10604, and the telephone number is (914) 640-8100.

The linked share’s SEC file number is: 1-7959.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$33.07	$28.13	$32.72
June 30, 2004	$36.39	$30.83	$36.24
September 30, 2004	$37.69	$32.37	$37.51
December 31, 2004	$48.08	$37.33	$47.19
March 31, 2005	$49.65	$44.44	$48.50
June 30, 2005	$49.31	$41.61	$47.32
September 30, 2005	$52.00	$43.82	$46.19
December 30, 2005	$52.70	$44.51	$51.60
March 31, 2006	$55.35	$47.66	$54.73
June 30, 2006	$63.64	$52.41	$60.34
September 29, 2006	$61.85	$49.68	$57.19
December 29, 2006	$67.95	$56.23	$62.50
March 30, 2007	$69.65	$59.64	$64.85
June 29, 2007	$74.35	$65.98	$67.07
September 28, 2007	$75.45	$52.63	$60.75
December 31, 2007	$62.83	$42.78	$44.03
March 31, 2008	$55.99	$37.40	$51.75
June 30, 2008	$55.34	$39.11	$40.07
September 30, 2008	$43.25	$25.95	$28.14
December 31, 2008	$28.55	$10.98	$17.90
March 31, 2009	$23.78	$9.11	$12.70
June 30, 2009	$26.68	$12.26	$22.20
September 30, 2009	$34.78	$18.49	$33.03
December 31, 2009	$37.55	$27.67	$36.57
January 26, 2010*	$39.73	$35.15	$35.97

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: HOT

Initial price: $35.97

Protection level: 75.00%

Protection price: $26.98

Physical delivery amount: 27 ($1,000/Initial price)

Fractional shares: 0.800945

Coupon: 9.50% per annum

Maturity: January 28, 2011

Dividend yield: 0.58% per annum

Coupon amount per monthly: $7.92

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.50%		100.58%
+ 90%	9.50%		90.58%
+ 80%	9.50%		80.58%
+ 70%	9.50%		70.58%
+ 60%	9.50%		60.58%
+ 50%	9.50%		50.58%
+ 40%	9.50%		40.58%
+ 30%	9.50%		30.58%
+ 20%	9.50%		20.58%
+ 10%	9.50%		10.58%
+ 5%	9.50%		5.58%

0%	9.50%		0.58%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.50%	4.50%	-4.42%
- 10%	9.50%	-0.50%	-9.42%
- 20%	9.50%	-10.50%	-19.42%
- 30%	N/A	-20.50%	-29.42%
- 40%	N/A	-30.50%	-39.42%
- 50%	N/A	-40.50%	-49.42%
- 60%	N/A	-50.50%	-59.42%
- 70%	N/A	-60.50%	-69.42%
- 80%	N/A	-70.50%	-79.42%
- 90%	N/A	-80.50%	-89.42%
- 100%	N/A	-90.50%	-99.42%

Humana, Inc.

According to publicly available information, Humana, Inc. (the “Company”) is a publicly traded health benefits company with 2008 revenues of $28.9 billion. The Company offers coordinated health insurance coverage and related services through a variety of traditional and consumer choice plans for government-sponsored programs, employer groups and individuals. The Company’s business is managed in two segments: Government and Commercial. The Government segment consists of members enrolled in government-sponsored programs, and includes three lines of business: Medicare Military and Medicaid. The Commercial segment consists of members enrolled in products marketed to employer groups and individuals.

As of December 31, 2008, the Company had approximately 11.6 million members enrolled in their medical benefit plans, as well as approximately 6.8 million members enrolled in their specialty products. During 2008, 72% of othe Company’s premiums and administrative services fees were derived from contracts with the federal government, including 16% related to their contracts in Florida with the Centers for Medicare and Medicaid Services, or CMS, and 12% related to their military services contracts. Under their CMS contracts in Florida, they provide health insurance coverage to approximately 492,700 members as of December 31, 2008.

The Company was organized as a Delaware corporation in 1964 and is headquartered in Louisville, Kentucky.

The linked share’s SEC file number is 01-05975.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$24.02	$18.72	$19.02
June 30, 2004	$19.65	$15.21	$16.90
September 30, 2004	$20.10	$15.51	$19.98
December 31, 2004	$31.00	$17.08	$29.69
March 31, 2005	$35.60	$28.92	$31.94
June 30, 2005	$40.00	$30.64	$39.74
September 30, 2005	$50.90	$37.20	$47.88
December 30, 2005	$55.69	$41.60	$54.33
March 31, 2006	$58.26	$48.55	$52.65
June 30, 2006	$53.99	$41.08	$53.70
September 29, 2006	$68.24	$50.92	$66.09
December 29, 2006	$68.22	$51.17	$55.31
March 30, 2007	$63.52	$51.40	$58.02
June 29, 2007	$66.50	$58.00	$60.91
September 28, 2007	$72.14	$56.25	$69.88
December 31, 2007	$81.44	$69.50	$75.31
March 31, 2008	$88.05	$33.69	$44.86
June 30, 2008	$51.85	$39.65	$39.77
September 30, 2008	$51.39	$36.05	$41.20
December 31, 2008	$41.80	$22.34	$37.28
March 31, 2009	$45.99	$18.57	$26.08
June 30, 2009	$33.10	$24.64	$32.26
September 30, 2009	$40.99	$27.54	$37.30
December 31, 2009	$46.20	$35.67	$43.89
January 26, 2010*	$52.58	$44.45	$48.27

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: HUM

Initial price: $48.27

Protection level: 80.00%

Protection price: $38.62

Physical delivery amount: 20 ($1,000/Initial price)

Fractional shares: 0.716801

Coupon: 8.50% per annum

Maturity: January 28, 2011

Dividend yield: 0.00% per annum

Coupon amount per monthly: $7.08

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.50%		100.00%
+ 90%	8.50%		90.00%
+ 80%	8.50%		80.00%
+ 70%	8.50%		70.00%
+ 60%	8.50%		60.00%
+ 50%	8.50%		50.00%
+ 40%	8.50%		40.00%
+ 30%	8.50%		30.00%
+ 20%	8.50%		20.00%
+ 10%	8.50%		10.00%
+ 5%	8.50%		5.00%

0%	8.50%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.50%	3.50%	-5.00%
- 10%	8.50%	-1.50%	-10.00%
- 20%	8.50%	-11.50%	-20.00%
- 30%	N/A	-21.50%	-30.00%
- 40%	N/A	-31.50%	-40.00%
- 50%	N/A	-41.50%	-50.00%
- 60%	N/A	-51.50%	-60.00%
- 70%	N/A	-61.50%	-70.00%
- 80%	N/A	-71.50%	-80.00%
- 90%	N/A	-81.50%	-90.00%
- 100%	N/A	-91.50%	-100.00%

IntercontinentalExchange, Inc.

According to publicly available information, IntercontinentalExchange, Inc. (the “Company”) operates the leading electronic global futures and over-the-counter, or OTC, marketplace for trading a broad array of energy products as well as the leading global soft commodities exchange. Currently, it is the only marketplace to offer an integrated electronic platform for side-by-side trading of energy products in futures and both cleared and bilateral OTC markets. Through its electronic trading platform, the Company’s marketplace brings together buyers and sellers of derivative and physical commodities contracts. The Company conducts its regulated U.S. futures markets through its wholly-owned subsidiary, ICE Futures U.S., and its regulated Canadian futures markets through its wholly-owned subsidiary, ICE Futures Canada. The Company completed its acquisition of ICE Futures U.S. on January 12, 2007 and its acquisition of ICE Futures Canada on August 27, 2007.

The linked share’s SEC file number is 1-32671.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	N/A	N/A	N/A
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	$43.90	$31.27	$36.35
March 31, 2006	$73.57	$36.00	$69.05
June 30, 2006	$82.35	$45.27	$57.94
September 29, 2006	$77.90	$51.77	$75.07
December 29, 2006	$113.85	$72.15	$107.90
March 30, 2007	$167.00	$109.00	$122.21
June 29, 2007	$162.47	$120.56	$147.85
September 28, 2007	$174.11	$117.25	$151.90
December 31, 2007	$194.92	$151.76	$192.50
March 31, 2008	$193.58	$110.33	$130.50
June 30, 2008	$167.28	$113.99	$114.00
September 30, 2008	$116.38	$61.00	$80.68
December 31, 2008	$92.96	$49.69	$82.44
March 31, 2009	$85.00	$50.10	$74.47
June 30, 2009	$121.59	$72.06	$114.24
September 30, 2009	$115.26	$83.00	$97.19
December 31, 2009	$114.92	$91.02	$112.30
January 26, 2010*	$113.45	$95.20	$95.31

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: ICE

Initial price: $95.31

Protection level: 80.00%

Protection price: $76.25

Physical delivery amount: 10 ($1,000/Initial price)

Fractional shares: 0.492078

Coupon: 9.25% per annum

Maturity: January 28, 2011

Dividend yield: 0.00% per annum

Coupon amount per monthly: $7.71

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.25%		100.00%
+ 90%	9.25%		90.00%
+ 80%	9.25%		80.00%
+ 70%	9.25%		70.00%
+ 60%	9.25%		60.00%
+ 50%	9.25%		50.00%
+ 40%	9.25%		40.00%
+ 30%	9.25%		30.00%
+ 20%	9.25%		20.00%
+ 10%	9.25%		10.00%
+ 5%	9.25%		5.00%

0%	9.25%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.25%	4.25%	-5.00%
- 10%	9.25%	-0.75%	-10.00%
- 20%	9.25%	-10.75%	-20.00%
- 30%	N/A	-20.75%	-30.00%
- 40%	N/A	-30.75%	-40.00%
- 50%	N/A	-40.75%	-50.00%
- 60%	N/A	-50.75%	-60.00%
- 70%	N/A	-60.75%	-70.00%
- 80%	N/A	-70.75%	-80.00%
- 90%	N/A	-80.75%	-90.00%
- 100%	N/A	-90.75%	-100.00%

International Paper Co.

According to publicly available information, International Paper Co. (the “Company”) is a global paper and packaging company that is complemented by an extensive North American merchant distribution system, with primary markets and manufacturing operations in North America, Europe, Latin America, Russia, Asia and North Africa.

In the United States at December 31, 2008, including the Containerboard, Packaging and Recycling business (CBPR) acquired in August 2008 from Weyerhaeuser Company, the Company operated 23 pulp, paper and packaging mills, 157 converting and packaging plants, 19 recycling plants and three bag facilities. Production facilities at December 31, 2008 in Europe, Asia, Latin America and South America included eight pulp, paper and packaging mills, 53 converting and packaging plants, and two recycling plants. The Company distributes printing, packaging, graphic arts, maintenance and industrial products principally through over 237 distribution branches in the United States and 35 distribution branches located in Canada, Mexico and Asia. At December 31, 2008, the Company owned or managed approximately 200,000 acres of forestlands in the United States, approximately 250,000 acres in Brazil.

The Company is a New York corporation, incorporated in 1941 as the successor to the New York corporation of the same name organized in 1898. The Company’s home page on the Internet is www.internationalpaper.com.

The linked share’s SEC file number is 001-03157.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$45.01	$39.80	$42.26
June 30, 2004	$44.81	$37.91	$44.70
September 30, 2004	$44.65	$38.24	$40.41
December 31, 2004	$42.52	$37.16	$42.00
March 31, 2005	$42.48	$35.67	$36.79
June 30, 2005	$37.91	$30.16	$30.21
September 30, 2005	$34.95	$29.45	$29.80
December 30, 2005	$34.90	$26.97	$33.61
March 31, 2006	$36.39	$32.10	$34.57
June 30, 2006	$37.98	$30.69	$32.30
September 29, 2006	$36.00	$31.52	$34.63
December 29, 2006	$35.63	$31.85	$34.10
March 30, 2007	$38.00	$32.75	$36.40
June 29, 2007	$39.94	$36.34	$39.05
September 28, 2007	$41.57	$31.06	$35.87
December 31, 2007	$37.30	$31.43	$32.38
March 31, 2008	$33.77	$26.59	$27.20
June 30, 2008	$29.37	$23.15	$23.30
September 30, 2008	$31.07	$21.66	$26.18
December 31, 2008	$26.64	$10.20	$11.80
March 31, 2009	$12.74	$3.93	$7.04
June 30, 2009	$15.96	$6.82	$15.13
September 30, 2009	$25.30	$13.82	$22.23
December 31, 2009	$27.78	$20.62	$26.78
January 26, 2010*	$28.61	$23.80	$24.47

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: IP

Initial price: $24.47

Protection level: 80.00%

Protection price: $19.58

Physical delivery amount: 40 ($1,000/Initial price)

Fractional shares: 0.866367

Coupon: 9.00% per annum

Maturity: January 28, 2011

Dividend yield: 1.38% per annum

Coupon amount per monthly: $7.50

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.00%		101.38%
+ 90%	9.00%		91.38%
+ 80%	9.00%		81.38%
+ 70%	9.00%		71.38%
+ 60%	9.00%		61.38%
+ 50%	9.00%		51.38%
+ 40%	9.00%		41.38%
+ 30%	9.00%		31.38%
+ 20%	9.00%		21.38%
+ 10%	9.00%		11.38%
+ 5%	9.00%		6.38%

0%	9.00%		1.38%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.00%	4.00%	-3.62%
- 10%	9.00%	-1.00%	-8.62%
- 20%	9.00%	-11.00%	-18.62%
- 30%	N/A	-21.00%	-28.62%
- 40%	N/A	-31.00%	-38.62%
- 50%	N/A	-41.00%	-48.62%
- 60%	N/A	-51.00%	-58.62%
- 70%	N/A	-61.00%	-68.62%
- 80%	N/A	-71.00%	-78.62%
- 90%	N/A	-81.00%	-88.62%
- 100%	N/A	-91.00%	-98.62%

J.B. Hunt Transport Services, Inc.

According to publicly available information, J.B. Hunt Transport Services, Inc. (the “Company”) is a company that provides a wide range of transportation services to a diverse group of customers throughout the continental United States, Canada, and Mexico. The Company was incorporated in Arkansas on August 10, 1961.

As of December 31, 2008, the Company’s consolidated revenue totalled $3.7 billion.

The linked share’s SEC file number is 000-11757.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$14.73	$12.65	$14.09
June 30, 2004	$19.48	$14.07	$19.29
September 30, 2004	$19.83	$15.88	$18.57
December 31, 2004	$22.65	$17.92	$22.43
March 31, 2005	$25.03	$20.33	$21.89
June 30, 2005	$22.41	$18.18	$19.30
September 30, 2005	$21.11	$17.38	$19.01
December 30, 2005	$24.00	$18.24	$22.64
March 31, 2006	$25.90	$21.33	$21.54
June 30, 2006	$25.85	$21.34	$24.91
September 29, 2006	$25.80	$18.77	$20.77
December 29, 2006	$23.22	$20.12	$20.77
March 30, 2007	$28.14	$21.55	$26.24
June 29, 2007	$29.88	$26.34	$29.32
September 28, 2007	$31.93	$25.42	$26.30
December 31, 2007	$29.03	$23.60	$27.55
March 31, 2008	$33.80	$23.28	$31.43
June 30, 2008	$36.32	$28.94	$33.28
September 30, 2008	$40.25	$30.64	$33.37
December 31, 2008	$33.69	$20.92	$26.27
March 31, 2009	$26.81	$18.14	$24.11
June 30, 2009	$33.20	$23.27	$30.53
September 30, 2009	$33.40	$26.23	$32.13
December 31, 2009	$34.78	$29.73	$32.27
January 26, 2010*	$34.89	$32.00	$32.39

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: JBHT

Initial price: $32.39

Protection level: 80.00%

Protection price: $25.91

Physical delivery amount: 30 ($1,000/Initial price)

Fractional shares: 0.873726

Coupon: 8.25% per annum

Maturity: January 28, 2011

Dividend yield: 1.35% per annum

Coupon amount per monthly: $6.88

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.25%		101.35%
+ 90%	8.25%		91.35%
+ 80%	8.25%		81.35%
+ 70%	8.25%		71.35%
+ 60%	8.25%		61.35%
+ 50%	8.25%		51.35%
+ 40%	8.25%		41.35%
+ 30%	8.25%		31.35%
+ 20%	8.25%		21.35%
+ 10%	8.25%		11.35%
+ 5%	8.25%		6.35%

0%	8.25%		1.35%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.25%	3.25%	-3.65%
- 10%	8.25%	-1.75%	-8.65%
- 20%	8.25%	-11.75%	-18.65%
- 30%	N/A	-21.75%	-28.65%
- 40%	N/A	-31.75%	-38.65%
- 50%	N/A	-41.75%	-48.65%
- 60%	N/A	-51.75%	-58.65%
- 70%	N/A	-61.75%	-68.65%
- 80%	N/A	-71.75%	-78.65%
- 90%	N/A	-81.75%	-88.65%
- 100%	N/A	-91.75%	-98.65%

Johnson Controls, Inc.

According to publicly available information, Johnson Controls, Inc. operates in building efficiency, automotive experience, and power solutions businesses worldwide. The company’s building efficiency business designs, produces, markets, and installs integrate heating, ventilating, and air conditioning systems; and building management systems, controls, security, and mechanical equipment. It also provides technical services, energy management consulting, and operations of real estate portfolios for the non-residential buildings market. This segment also offers residential air conditioning and heating systems. Its automotive experience business designs and manufactures interior products and systems for passenger cars and light trucks, including vans, pick-up trucks, and sport/crossover utility vehicles. This segment’s products and systems include seating systems and components; cockpit systems, such as instrument panels and clusters, information displays, and body controllers; overhead systems, including headliners and electronic convenience features; floor consoles; and door systems. It also produces automotive interior systems for original equipment manufacturers. The company’s power solutions business produces lead-acid automotive batteries serving automotive original equipment manufacturers and the general vehicle battery aftermarket. It produces lead-acid batteries, as well as offers absorbent glass mat, nickel-metal-hydride, and lithium-ion battery technologies to power hybrid vehicles. The company was founded in 1885 and is headquartered in Milwaukee, Wisconsin.

The linked share’s SEC file number is 001-5097.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$20.77	$18.75	$19.72
June 30, 2004	$20.07	$16.52	$17.79
September 30, 2004	$19.15	$16.99	$18.94
December 31, 2004	$21.33	$17.68	$21.15
March 31, 2005	$21.29	$18.42	$18.59
June 30, 2005	$19.40	$17.54	$18.78
September 30, 2005	$20.90	$18.63	$20.68
December 30, 2005	$25.07	$20.00	$24.30
March 31, 2006	$25.87	$22.12	$25.31
June 30, 2006	$30.00	$24.42	$27.41
September 29, 2006	$28.85	$22.25	$23.91
December 29, 2006	$29.48	$23.84	$28.64
March 30, 2007	$33.22	$28.09	$31.54
June 29, 2007	$39.25	$31.35	$38.59
September 28, 2007	$43.07	$33.17	$39.37
December 31, 2007	$44.45	$35.15	$36.04
March 31, 2008	$36.42	$29.47	$33.80
June 30, 2008	$36.49	$28.57	$28.68
September 30, 2008	$35.00	$26.50	$30.33
December 31, 2008	$29.75	$13.65	$18.16
March 31, 2009	$19.64	$8.37	$12.00
June 30, 2009	$22.65	$11.78	$21.72
September 30, 2009	$27.88	$19.43	$25.56
December 31, 2009	$28.33	$23.63	$27.24
January 26, 2010*	$31.00	$27.22	$29.70

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: JCI

Initial price: $29.70

Protection level: 80.00%

Protection price: $23.76

Physical delivery amount: 33 ($1,000/Initial price)

Fractional shares: 0.670034

Coupon: 8.25% per annum

Maturity: January 28, 2011

Dividend yield: 1.80% per annum

Coupon amount per monthly: $6.88

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.25%		101.80%
+ 90%	8.25%		91.80%
+ 80%	8.25%		81.80%
+ 70%	8.25%		71.80%
+ 60%	8.25%		61.80%
+ 50%	8.25%		51.80%
+ 40%	8.25%		41.80%
+ 30%	8.25%		31.80%
+ 20%	8.25%		21.80%
+ 10%	8.25%		11.80%
+ 5%	8.25%		6.80%

0%	8.25%		1.80%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.25%	3.25%	-3.20%
- 10%	8.25%	-1.75%	-8.20%
- 20%	8.25%	-11.75%	-18.20%
- 30%	N/A	-21.75%	-28.20%
- 40%	N/A	-31.75%	-38.20%
- 50%	N/A	-41.75%	-48.20%
- 60%	N/A	-51.75%	-58.20%
- 70%	N/A	-61.75%	-68.20%
- 80%	N/A	-71.75%	-78.20%
- 90%	N/A	-81.75%	-88.20%
- 100%	N/A	-91.75%	-98.20%

J.C. Penney Company, Inc.

According to publicly available information, J. C. Penney Company, Inc. (the “Company”) is a holding company whose principal operating subsidiary is J. C. Penney Corporation, Inc. J. C. Penney Corporation, Inc. was incorporated in Delaware in 1924, and the Company was incorporated in Delaware in 2002, when the holding company structure was implemented. The holding company has no independent assets or operations, and no direct subsidiaries other than J. C. Penney Corporation, Inc.

Since it was founded by James Cash Penney in 1902, the Company has grown to be a major retailer, operating 1,093 JCPenney department stores in 49 states and Puerto Rico as of January 31, 2009. The Company’s business consists of selling merchandise and services to consumers through its department stores and Direct (Internet/catalog) channels. Department stores and Direct generally serve the same type of customers and provide virtually the same mix of merchandise, and department stores accept returns from sales made in stores, via the Internet and through catalogs. The Company markets apparel, jewelry, shoes, accessories and home furnishings. In addition, the department stores provide customers with services such as salon, optical, portrait photography and custom decorating.

The linked share’s SEC file number is: 001-15274.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$34.94	$25.29	$34.78
June 30, 2004	$39.23	$31.10	$37.76
September 30, 2004	$41.31	$34.95	$35.28
December 31, 2004	$41.82	$34.03	$41.40
March 31, 2005	$53.40	$40.26	$51.92
June 30, 2005	$53.71	$43.80	$52.58
September 30, 2005	$57.99	$45.28	$47.42
December 30, 2005	$56.99	$44.16	$55.60
March 31, 2006	$63.14	$54.20	$60.41
June 30, 2006	$68.78	$57.44	$67.51
September 29, 2006	$69.49	$61.22	$68.39
December 29, 2006	$82.45	$67.60	$77.36
March 30, 2007	$87.18	$75.23	$82.16
June 29, 2007	$84.70	$69.10	$72.38
September 28, 2007	$76.99	$61.54	$63.37
December 31, 2007	$69.25	$39.98	$43.99
March 31, 2008	$51.42	$33.27	$37.71
June 30, 2008	$46.55	$35.68	$36.29
September 30, 2008	$44.20	$27.65	$33.34
December 31, 2008	$33.70	$13.95	$19.70
March 31, 2009	$22.90	$13.72	$20.07
June 30, 2009	$32.85	$19.49	$28.71
September 30, 2009	$34.54	$25.67	$33.75
December 31, 2009	$37.21	$26.47	$26.61
January 26, 2010*	$27.80	$24.86	$25.16

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: JCP

Initial price: $25.16

Protection level: 75.00%

Protection price: $18.87

Physical delivery amount: 39 ($1,000/Initial price)

Fractional shares: 0.745628

Coupon: 9.00% per annum

Maturity: January 28, 2011

Dividend yield: 3.23% per annum

Coupon amount per monthly: $7.50

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.00%		103.23%
+ 90%	9.00%		93.23%
+ 80%	9.00%		83.23%
+ 70%	9.00%		73.23%
+ 60%	9.00%		63.23%
+ 50%	9.00%		53.23%
+ 40%	9.00%		43.23%
+ 30%	9.00%		33.23%
+ 20%	9.00%		23.23%
+ 10%	9.00%		13.23%
+ 5%	9.00%		8.23%

0%	9.00%		3.23%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.00%	4.00%	-1.77%
- 10%	9.00%	-1.00%	-6.77%
- 20%	9.00%	-11.00%	-16.77%
- 30%	N/A	-21.00%	-26.77%
- 40%	N/A	-31.00%	-36.77%
- 50%	N/A	-41.00%	-46.77%
- 60%	N/A	-51.00%	-56.77%
- 70%	N/A	-61.00%	-66.77%
- 80%	N/A	-71.00%	-76.77%
- 90%	N/A	-81.00%	-86.77%
- 100%	N/A	-91.00%	-96.77%

Nordstrom, Inc.

According to publicly available information, Nordstrom, Inc. (the “Company”) is incorporated in the state of Washington in 1946 as the successor to a retail shoe business that started in 1901. The Company is one of the nation’s leading fashion specialty retailers, with 171 U.S. stores located in 28 states as of December 31, 2008. The west coast and east coast are the areas in which the Company has the largest presence.

The linked share’s SEC file number is 001-15059.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$20.57	$16.55	$19.95
June 30, 2004	$22.50	$17.43	$21.31
September 30, 2004	$22.89	$18.03	$19.12
December 31, 2004	$23.66	$19.10	$23.37
March 31, 2005	$27.86	$22.72	$27.69
June 30, 2005	$35.10	$24.45	$33.99
September 30, 2005	$37.49	$30.96	$34.32
December 30, 2005	$38.85	$30.72	$37.40
March 31, 2006	$42.90	$36.31	$39.18
June 30, 2006	$41.15	$33.41	$36.50
September 29, 2006	$43.99	$31.77	$42.30
December 29, 2006	$51.40	$42.11	$49.34
March 30, 2007	$59.70	$49.35	$52.94
June 29, 2007	$56.96	$48.60	$51.12
September 28, 2007	$53.47	$42.70	$46.89
December 31, 2007	$50.51	$30.46	$36.73
March 31, 2008	$40.59	$28.56	$32.60
June 30, 2008	$38.65	$30.28	$30.30
September 30, 2008	$36.31	$25.67	$28.82
December 31, 2008	$28.69	$6.62	$13.31
March 31, 2009	$17.94	$11.19	$16.75
June 30, 2009	$25.00	$16.17	$19.89
September 30, 2009	$32.80	$18.19	$30.54
December 31, 2009	$38.71	$28.69	$37.58
January 26, 2010*	$39.01	$34.02	$35.03

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: JWN

Initial price: $35.03

Protection level: 75.00%

Protection price: $26.27

Physical delivery amount: 28 ($1,000/Initial price)

Fractional shares: 0.546960

Coupon: 9.00% per annum

Maturity: January 28, 2011

Dividend yield: 1.85% per annum

Coupon amount per monthly: $7.50

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.00%		101.85%
+ 90%	9.00%		91.85%
+ 80%	9.00%		81.85%
+ 70%	9.00%		71.85%
+ 60%	9.00%		61.85%
+ 50%	9.00%		51.85%
+ 40%	9.00%		41.85%
+ 30%	9.00%		31.85%
+ 20%	9.00%		21.85%
+ 10%	9.00%		11.85%
+ 5%	9.00%		6.85%

0%	9.00%		1.85%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.00%	4.00%	-3.15%
- 10%	9.00%	-1.00%	-8.15%
- 20%	9.00%	-11.00%	-18.15%
- 30%	N/A	-21.00%	-28.15%
- 40%	N/A	-31.00%	-38.15%
- 50%	N/A	-41.00%	-48.15%
- 60%	N/A	-51.00%	-58.15%
- 70%	N/A	-61.00%	-68.15%
- 80%	N/A	-71.00%	-78.15%
- 90%	N/A	-81.00%	-88.15%
- 100%	N/A	-91.00%	-98.15%

Lincoln National Corp.

According to publicly available information, Lincoln National Corp. (the “Company”) is a holding company, which operates multiple insurance and investment management businesses through subsidiary companies. Through the Company’s business segments, they sell a wide range of wealth protection, accumulation and retirement income products and solutions. The Company was organized under the laws of the state of Indiana in 1968. The Company currently maintains their principal executive offices in Radnor, Pennsylvania, which were previously located in Philadelphia, Pennsylvania. As of December 31, 2008, the Company had consolidated assets of $163.1 billion and consolidated stockholders’ equity of $8.0 billion. On July 21, 2008, the Company announced the realignment of their segments under their former Employer Markets and Individual Markets operating businesses into two new operating businesses—Retirement Solutions and Insurance Solutions.

The linked share’s SEC file number is 01-06028.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$48.87	$40.06	$47.32
June 30, 2004	$50.38	$43.26	$47.25
September 30, 2004	$47.50	$41.90	$47.00
December 31, 2004	$48.70	$40.79	$46.68
March 31, 2005	$49.42	$44.36	$45.14
June 30, 2005	$47.77	$41.59	$46.92
September 30, 2005	$52.42	$46.59	$52.02
December 30, 2005	$54.40	$46.94	$53.03
March 31, 2006	$57.96	$52.00	$54.59
June 30, 2006	$60.51	$54.30	$56.44
September 29, 2006	$63.47	$53.94	$62.08
December 29, 2006	$66.72	$61.74	$66.40
March 30, 2007	$71.18	$64.29	$67.79
June 29, 2007	$74.72	$66.90	$70.95
September 28, 2007	$72.27	$54.42	$65.97
December 31, 2007	$69.68	$55.86	$58.22
March 31, 2008	$58.11	$45.64	$52.00
June 30, 2008	$56.78	$45.18	$45.32
September 30, 2008	$59.20	$39.99	$42.81
December 31, 2008	$43.20	$4.76	$18.84
March 31, 2009	$25.57	$4.90	$6.69
June 30, 2009	$19.99	$5.53	$17.21
September 30, 2009	$27.82	$14.35	$25.91
December 31, 2009	$28.09	$21.99	$24.88
January 26, 2010*	$28.44	$24.32	$24.67

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: LNC

Initial price: $24.67

Protection level: 75.00%

Protection price: $18.50

Physical delivery amount: 40 ($1,000/Initial price)

Fractional shares: 0.535063

Coupon: 10.50% per annum

Maturity: January 28, 2011

Dividend yield: 0.16% per annum

Coupon amount per monthly: $8.75

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	10.50%		100.16%
+ 90%	10.50%		90.16%
+ 80%	10.50%		80.16%
+ 70%	10.50%		70.16%
+ 60%	10.50%		60.16%
+ 50%	10.50%		50.16%
+ 40%	10.50%		40.16%
+ 30%	10.50%		30.16%
+ 20%	10.50%		20.16%
+ 10%	10.50%		10.16%
+ 5%	10.50%		5.16%

0%	10.50%		0.16%

	Protection Price Ever Breached?
	NO	YES
- 5%	10.50%	5.50%	-4.84%
- 10%	10.50%	0.50%	-9.84%
- 20%	10.50%	-9.50%	-19.84%
- 30%	N/A	-19.50%	-29.84%
- 40%	N/A	-29.50%	-39.84%
- 50%	N/A	-39.50%	-49.84%
- 60%	N/A	-49.50%	-59.84%
- 70%	N/A	-59.50%	-69.84%
- 80%	N/A	-69.50%	-79.84%
- 90%	N/A	-79.50%	-89.84%
- 100%	N/A	-89.50%	-99.84%

Lowe’s Companies, Inc.

According to publicly available information, Lowe’s Companies, Inc. (the “Company”) and its subsidiaries, is a Fortune 50 company and the world’s second largest home improvement retailer, with specific emphasis on retail do-it-yourself customers and do-it-for-me customers who utilize its installation services, and Commercial Business Customers. The Company offers a complete line of products and services for home decorating, maintenance, repair, remodeling, and property maintenance. As of February 1, 2008, the Company operated 1,638 stores in 50 states and 11 stores located in Canada, totalling 1,649 stores.

The linked share’s SEC file number is: 1-7898.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$29.33	$25.38	$28.07
June 30, 2004	$28.13	$24.06	$26.28
September 30, 2004	$27.50	$22.95	$27.18
December 31, 2004	$30.27	$26.95	$28.80
March 31, 2005	$29.99	$27.54	$28.55
June 30, 2005	$30.00	$25.36	$29.11
September 30, 2005	$34.46	$28.62	$32.20
December 30, 2005	$34.85	$28.92	$33.33
March 31, 2006	$34.82	$30.60	$32.22
June 30, 2006	$33.48	$29.58	$30.34
September 29, 2006	$30.85	$26.15	$28.06
December 29, 2006	$31.98	$27.85	$31.15
March 30, 2007	$35.74	$29.87	$31.49
June 29, 2007	$33.19	$30.35	$30.69
September 28, 2007	$32.53	$25.98	$28.02
December 31, 2007	$29.98	$21.76	$22.62
March 31, 2008	$26.87	$19.94	$22.94
June 30, 2008	$27.18	$20.52	$20.75
September 30, 2008	$28.48	$18.00	$23.69
December 31, 2008	$23.73	$15.76	$21.52
March 31, 2009	$23.14	$13.12	$18.25
June 30, 2009	$22.08	$17.65	$19.41
September 30, 2009	$24.09	$18.43	$20.94
December 31, 2009	$24.50	$19.16	$23.39
January 26, 2010*	$23.81	$21.94	$21.96

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: LOW

Initial price: $21.96

Protection level: 80.00%

Protection price: $17.57

Physical delivery amount: 45 ($1,000/Initial price)

Fractional shares: 0.537341

Coupon: 8.00% per annum

Maturity: January 28, 2011

Dividend yield: 1.61% per annum

Coupon amount per monthly: $6.67

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.00%		101.61%
+ 90%	8.00%		91.61%
+ 80%	8.00%		81.61%
+ 70%	8.00%		71.61%
+ 60%	8.00%		61.61%
+ 50%	8.00%		51.61%
+ 40%	8.00%		41.61%
+ 30%	8.00%		31.61%
+ 20%	8.00%		21.61%
+ 10%	8.00%		11.61%
+ 5%	8.00%		6.61%

0%	8.00%		1.61%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.00%	3.00%	-3.39%
- 10%	8.00%	-2.00%	-8.39%
- 20%	8.00%	-12.00%	-18.39%
- 30%	N/A	-22.00%	-28.39%
- 40%	N/A	-32.00%	-38.39%
- 50%	N/A	-42.00%	-48.39%
- 60%	N/A	-52.00%	-58.39%
- 70%	N/A	-62.00%	-68.39%
- 80%	N/A	-72.00%	-78.39%
- 90%	N/A	-82.00%	-88.39%
- 100%	N/A	-92.00%	-98.39%

Marriott International, Inc.

According to publicly available information, Marriott International, Inc. (the “Company”) is a worldwide operator and franchisor of hotels and related lodging facilities. The Company was organized as a corporation in Delaware in 1997.

As of December 31, 2008, the Company operated or franchised 3,178 lodging properties worldwide, with 560,681 rooms.

The linked share’s SEC file number is 001-13881.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$23.15	$20.10	$21.05
June 30, 2004	$25.47	$21.02	$24.67
September 30, 2004	$25.85	$22.23	$25.70
December 31, 2004	$31.58	$25.72	$31.15
March 31, 2005	$33.63	$30.03	$33.07
June 30, 2005	$34.63	$29.87	$33.74
September 30, 2005	$35.01	$29.40	$31.16
December 30, 2005	$33.79	$28.69	$33.12
March 31, 2006	$34.62	$32.59	$33.93
June 30, 2006	$38.02	$33.91	$37.71
September 29, 2006	$39.31	$33.93	$38.22
December 29, 2006	$47.79	$37.47	$47.20
March 30, 2007	$50.94	$44.31	$48.43
June 29, 2007	$51.44	$42.54	$42.77
September 28, 2007	$47.98	$39.29	$43.00
December 31, 2007	$44.60	$31.00	$33.81
March 31, 2008	$37.18	$31.15	$33.99
June 30, 2008	$37.47	$25.64	$25.96
September 30, 2008	$29.90	$22.05	$25.81
December 31, 2008	$25.83	$11.76	$19.24
March 31, 2009	$21.88	$12.09	$16.18
June 30, 2009	$24.96	$15.89	$21.91
September 30, 2009	$27.70	$18.81	$27.50
December 31, 2009	$28.40	$24.39	$27.25
January 26, 2010*	$29.88	$27.12	$27.14

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: MAR

Initial price: $27.14

Protection level: 80.00%

Protection price: $21.71

Physical delivery amount: 36 ($1,000/Initial price)

Fractional shares: 0.845984

Coupon: 8.50% per annum

Maturity: January 28, 2011

Dividend yield: 0.32% per annum

Coupon amount per monthly: $7.08

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.50%		100.32%
+ 90%	8.50%		90.32%
+ 80%	8.50%		80.32%
+ 70%	8.50%		70.32%
+ 60%	8.50%		60.32%
+ 50%	8.50%		50.32%
+ 40%	8.50%		40.32%
+ 30%	8.50%		30.32%
+ 20%	8.50%		20.32%
+ 10%	8.50%		10.32%
+ 5%	8.50%		5.32%

0%	8.50%		0.32%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.50%	3.50%	-4.68%
- 10%	8.50%	-1.50%	-9.68%
- 20%	8.50%	-11.50%	-19.68%
- 30%	N/A	-21.50%	-29.68%
- 40%	N/A	-31.50%	-39.68%
- 50%	N/A	-41.50%	-49.68%
- 60%	N/A	-51.50%	-59.68%
- 70%	N/A	-61.50%	-69.68%
- 80%	N/A	-71.50%	-79.68%
- 90%	N/A	-81.50%	-89.68%
- 100%	N/A	-91.50%	-99.68%

Masco Corporation

According to publicly available information, Masco Corporation (the “Company”) manufactures, distributes and installs home improvement and building products, with emphasis on brand name consumer products and services holding leadership positions in their markets. Approximately 78% of the Company’s 2008 sales were generated by North American operations.

The linked share’s SEC file number is 001-05794.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$30.80	$25.88	$30.44
June 30, 2004	$31.47	$26.31	$31.18
September 30, 2004	$35.00	$29.69	$34.53
December 31, 2004	$37.01	$32.87	$36.53
March 31, 2005	$38.43	$32.90	$34.67
June 30, 2005	$34.94	$29.57	$31.76
September 30, 2005	$34.70	$29.37	$30.68
December 30, 2005	$31.20	$27.16	$30.19
March 31, 2006	$32.66	$29.00	$32.49
June 30, 2006	$33.34	$27.63	$29.64
September 29, 2006	$29.85	$25.85	$27.42
December 29, 2006	$30.37	$26.85	$29.87
March 30, 2007	$34.72	$27.01	$27.40
June 29, 2007	$31.10	$26.26	$28.47
September 28, 2007	$29.00	$22.65	$23.17
December 31, 2007	$24.91	$20.89	$21.61
March 31, 2008	$23.50	$17.78	$19.83
June 30, 2008	$21.14	$15.56	$15.73
September 30, 2008	$21.89	$13.50	$17.94
December 31, 2008	$18.04	$6.82	$11.13
March 31, 2009	$12.04	$3.64	$6.98
June 30, 2009	$11.45	$6.50	$9.58
September 30, 2009	$15.50	$8.15	$12.92
December 31, 2009	$14.89	$11.44	$13.81
January 26, 2010*	$15.73	$13.62	$13.78

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: MAS

Initial price: $13.78

Protection level: 75.00%

Protection price: $10.34

Physical delivery amount: 72 ($1,000/Initial price)

Fractional shares: 0.568940

Coupon: 10.00% per annum

Maturity: January 28, 2011

Dividend yield: 2.19% per annum

Coupon amount per monthly: $8.33

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	10.00%		102.19%
+ 90%	10.00%		92.19%
+ 80%	10.00%		82.19%
+ 70%	10.00%		72.19%
+ 60%	10.00%		62.19%
+ 50%	10.00%		52.19%
+ 40%	10.00%		42.19%
+ 30%	10.00%		32.19%
+ 20%	10.00%		22.19%
+ 10%	10.00%		12.19%
+ 5%	10.00%		7.19%

0%	10.00%		2.19%

	Protection Price Ever Breached?
	NO	YES
- 5%	10.00%	5.00%	-2.81%
- 10%	10.00%	0.00%	-7.81%
- 20%	10.00%	-10.00%	-17.81%
- 30%	N/A	-20.00%	-27.81%
- 40%	N/A	-30.00%	-37.81%
- 50%	N/A	-40.00%	-47.81%
- 60%	N/A	-50.00%	-57.81%
- 70%	N/A	-60.00%	-67.81%
- 80%	N/A	-70.00%	-77.81%
- 90%	N/A	-80.00%	-87.81%
- 100%	N/A	-90.00%	-97.81%

Massey Energy Company

According to publicly available information, Mariner Energy, Inc. (the “Company”) is an independent oil and gas exploration, development, and production company. The Company was incorporated in August 1983 as a Delaware corporation and its corporate headquarters are located in Houston, Texas.

The Company currently operates in three geographic areas – Permian Basin, Gulf of Mexico Deepwater, and Gulf of Mexico Shelf. During 2008, the Company produced approximately 118.4 Bcfe and the average daily production rate was 323 MMcfe per day.

The linked share’s SEC file number is 001-32747.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$24.40	$17.99	$22.07
June 30, 2004	$28.21	$20.83	$28.21
September 30, 2004	$29.66	$24.59	$28.93
December 31, 2004	$36.94	$26.06	$34.95
March 31, 2005	$46.60	$31.80	$40.04
June 30, 2005	$42.15	$34.86	$37.72
September 30, 2005	$57.00	$37.76	$51.07
December 30, 2005	$52.57	$36.65	$37.87
March 31, 2006	$41.51	$33.10	$36.07
June 30, 2006	$44.34	$32.15	$36.00
September 29, 2006	$37.05	$18.77	$20.94
December 29, 2006	$27.98	$19.31	$23.23
March 30, 2007	$26.35	$21.57	$23.99
June 29, 2007	$30.73	$24.00	$26.65
September 28, 2007	$26.80	$16.02	$21.82
December 31, 2007	$37.98	$21.50	$35.75
March 31, 2008	$44.00	$26.69	$36.50
June 30, 2008	$95.70	$35.33	$93.75
September 30, 2008	$93.98	$31.17	$35.67
December 31, 2008	$35.00	$10.06	$13.79
March 31, 2009	$18.69	$9.62	$10.12
June 30, 2009	$26.46	$9.80	$19.54
September 30, 2009	$33.51	$15.85	$27.89
December 31, 2009	$44.25	$25.52	$42.01
January 26, 2010*	$51.24	$40.72	$41.77

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: MEE

Initial price: $41.77

Protection level: 75.00%

Protection price: $31.33

Physical delivery amount: 23 ($1,000/Initial price)

Fractional shares: 0.940627

Coupon: 11.00% per annum

Maturity: January 28, 2011

Dividend yield: 0.59% per annum

Coupon amount per monthly: $9.17

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	11.00%		100.59%
+ 90%	11.00%		90.59%
+ 80%	11.00%		80.59%
+ 70%	11.00%		70.59%
+ 60%	11.00%		60.59%
+ 50%	11.00%		50.59%
+ 40%	11.00%		40.59%
+ 30%	11.00%		30.59%
+ 20%	11.00%		20.59%
+ 10%	11.00%		10.59%
+ 5%	11.00%		5.59%

0%	11.00%		0.59%

	Protection Price Ever Breached?
	NO	YES
- 5%	11.00%	6.00%	-4.41%
- 10%	11.00%	1.00%	-9.41%
- 20%	11.00%	-9.00%	-19.41%
- 30%	N/A	-19.00%	-29.41%
- 40%	N/A	-29.00%	-39.41%
- 50%	N/A	-39.00%	-49.41%
- 60%	N/A	-49.00%	-59.41%
- 70%	N/A	-59.00%	-69.41%
- 80%	N/A	-69.00%	-79.41%
- 90%	N/A	-79.00%	-89.41%
- 100%	N/A	-89.00%	-99.41%

MetLife, Inc.

According to publicly available information, MetLife, Inc. (the “Company”) is a Delaware corporation incorporated in 1999. As of December 31, 2008, the Company is one of the leading providers of individual insurance, employee benefits and financial services with operations throughout the United States and the regions of Latin America, Europe, and Asia Pacific. Through the Company’s subsidiaries and affiliates, they offer life insurance, annuities, automobile and homeowners insurance, retail banking and other financial services to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions.

The Company is one of the largest insurance and financial services companies in the United States. The Company franchises and brand names uniquely position us to be the preeminent provider of protection and savings and investment products in the United States. In addition, the Company’s international operations are focused on markets where the demand for insurance and savings and investment products is expected to grow rapidly in the future.

The linked share’s SEC file number is 001-15787.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$35.98	$32.30	$35.68
June 30, 2004	$36.70	$32.60	$35.85
September 30, 2004	$38.91	$33.65	$38.65
December 31, 2004	$41.27	$32.99	$40.51
March 31, 2005	$41.80	$38.29	$39.10
June 30, 2005	$45.83	$37.29	$44.94
September 30, 2005	$50.25	$44.97	$49.83
December 30, 2005	$52.57	$46.40	$49.00
March 31, 2006	$52.07	$48.14	$48.37
June 30, 2006	$53.48	$48.00	$51.21
September 29, 2006	$57.80	$49.33	$56.68
December 29, 2006	$59.86	$56.08	$59.01
March 30, 2007	$66.25	$58.74	$63.15
June 29, 2007	$69.35	$62.80	$64.48
September 28, 2007	$70.27	$58.49	$69.73
December 31, 2007	$71.23	$59.73	$61.62
March 31, 2008	$62.53	$52.46	$60.26
June 30, 2008	$63.60	$52.61	$52.77
September 30, 2008	$65.45	$43.75	$56.00
December 31, 2008	$53.49	$15.73	$34.86
March 31, 2009	$37.38	$11.37	$22.77
June 30, 2009	$35.52	$21.27	$30.01
September 30, 2009	$41.45	$26.03	$38.07
December 31, 2009	$38.75	$32.16	$35.35
January 26, 2010*	$40.29	$35.46	$35.73

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: MET

Initial price: $35.73

Protection level: 80.00%

Protection price: $28.58

Physical delivery amount: 27 ($1,000/Initial price)

Fractional shares: 0.987685

Coupon: 8.50% per annum

Maturity: January 28, 2011

Dividend yield: 2.09% per annum

Coupon amount per monthly: $7.08

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.50%		102.09%
+ 90%	8.50%		92.09%
+ 80%	8.50%		82.09%
+ 70%	8.50%		72.09%
+ 60%	8.50%		62.09%
+ 50%	8.50%		52.09%
+ 40%	8.50%		42.09%
+ 30%	8.50%		32.09%
+ 20%	8.50%		22.09%
+ 10%	8.50%		12.09%
+ 5%	8.50%		7.09%

0%	8.50%		2.09%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.50%	3.50%	-2.91%
- 10%	8.50%	-1.50%	-7.91%
- 20%	8.50%	-11.50%	-17.91%
- 30%	N/A	-21.50%	-27.91%
- 40%	N/A	-31.50%	-37.91%
- 50%	N/A	-41.50%	-47.91%
- 60%	N/A	-51.50%	-57.91%
- 70%	N/A	-61.50%	-67.91%
- 80%	N/A	-71.50%	-77.91%
- 90%	N/A	-81.50%	-87.91%
- 100%	N/A	-91.50%	-97.91%

Marvell Technology Group Ltd.

According to publicly available information, Marvell Technology Group Ltd. (the “Company”) is a semiconductor provider of application-specific standard products. The Company’s core strength of expertise is the development of complex System-on-a-Chip devices leveraging its extensive portfolio of intellectual property in the areas of analog, mixed-signal, digital signal processing and embedded ARM-based microprocessor integrated circuits. The Company’s product portfolio includes devices for data storage, enterprise-class Ethernet data switching, Ethernet physical-layer transceivers, handheld cellular, Ethernet-based wireless networking, personal area networking, Ethernet-based PC connectivity, control plane communications controllers, video-image processing and power management solutions. The Company’s products serve diverse applications used in carrier, metropolitan, enterprise and PC-client data communications and storage systems. Additionally, the Company serves the market for the convergence of voice, video and data applications in the consumer electronics market.

The linked share’s SEC file number is 000-30877.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$11.59	$9.44	$11.26
June 30, 2004	$13.39	$9.38	$13.35
September 30, 2004	$13.93	$9.67	$13.07
December 31, 2004	$18.10	$13.16	$17.74
March 31, 2005	$19.45	$15.54	$19.17
June 30, 2005	$20.79	$16.10	$19.02
September 30, 2005	$24.10	$18.66	$23.06
December 30, 2005	$30.49	$20.77	$28.05
March 31, 2006	$36.84	$26.80	$27.05
June 30, 2006	$31.14	$20.84	$22.17
September 29, 2006	$22.62	$16.71	$19.37
December 29, 2006	$21.85	$15.91	$19.19
March 30, 2007	$21.20	$16.70	$16.81
June 29, 2007	$18.46	$15.25	$18.21
September 28, 2007	$20.04	$15.27	$16.37
December 31, 2007	$18.83	$13.49	$13.98
March 31, 2008	$13.94	$9.77	$10.88
June 30, 2008	$18.31	$10.36	$17.66
September 30, 2008	$17.93	$8.45	$9.30
December 31, 2008	$9.32	$4.48	$6.67
March 31, 2009	$9.69	$5.67	$9.16
June 30, 2009	$12.94	$8.88	$11.64
September 30, 2009	$16.72	$11.03	$16.19
December 31, 2009	$21.07	$13.37	$20.75
January 26, 2010*	$21.76	$18.68	$18.81

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: MRVL

Initial price: $18.81

Protection level: 75.00%

Protection price: $14.11

Physical delivery amount: 53 ($1,000/Initial price)

Fractional shares: 0.163211

Coupon: 10.00% per annum

Maturity: January 28, 2011

Dividend yield: 0.00% per annum

Coupon amount per monthly: $8.33

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	10.00%		100.00%
+ 90%	10.00%		90.00%
+ 80%	10.00%		80.00%
+ 70%	10.00%		70.00%
+ 60%	10.00%		60.00%
+ 50%	10.00%		50.00%
+ 40%	10.00%		40.00%
+ 30%	10.00%		30.00%
+ 20%	10.00%		20.00%
+ 10%	10.00%		10.00%
+ 5%	10.00%		5.00%

0%	10.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	10.00%	5.00%	-5.00%
- 10%	10.00%	0.00%	-10.00%
- 20%	10.00%	-10.00%	-20.00%
- 30%	N/A	-20.00%	-30.00%
- 40%	N/A	-30.00%	-40.00%
- 50%	N/A	-40.00%	-50.00%
- 60%	N/A	-50.00%	-60.00%
- 70%	N/A	-60.00%	-70.00%
- 80%	N/A	-70.00%	-80.00%
- 90%	N/A	-80.00%	-90.00%
- 100%	N/A	-90.00%	-100.00%

Morgan Stanley

According to publicly available information, Morgan Stanley (the “Company”) is a global financial services firm that, through its subsidiaries and affiliates, provides its products and services to a large and diversified group of clients and customers, including corporations, governments, financial institutions and individuals. The Company was originally incorporated under the laws of the State of Delaware in 1981, and its predecessor companies date back to 1924. The Company conducts its business from its headquarters in and around New York City, its regional offices and branches throughout the U.S. and its principal offices in London, Tokyo, Hong Kong and other world financial centers. At November 30, 2008, the Company had 46,964 employees worldwide.

The Company is a global financial services firm that maintains significant market positions in each of its business segments—Institutional Securities, Global Wealth Management Group, Asset Management and Discover.

The linked share’s SEC file number is 1-11758.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$52.16	$46.24	$47.57
June 30, 2004	$48.56	$41.70	$43.81
September 30, 2004	$44.15	$38.63	$40.92
December 31, 2004	$46.45	$39.24	$46.09
March 31, 2005	$50.23	$44.44	$47.52
June 30, 2005	$49.81	$39.57	$43.56
September 30, 2005	$45.32	$41.66	$44.78
December 30, 2005	$48.70	$42.16	$47.10
March 31, 2006	$53.32	$47.10	$52.15
June 30, 2006	$54.79	$45.28	$52.47
September 29, 2006	$61.14	$49.96	$60.52
December 29, 2006	$69.23	$60.22	$67.60
March 30, 2007	$70.28	$58.88	$65.38
June 29, 2007	$75.32	$64.13	$69.63
September 28, 2007	$73.64	$54.90	$63.00
December 31, 2007	$69.23	$47.25	$53.11
March 31, 2008	$53.39	$33.56	$45.70
June 30, 2008	$51.55	$35.73	$36.07
September 30, 2008	$46.58	$11.79	$23.00
December 31, 2008	$26.73	$6.71	$16.04
March 31, 2009	$27.27	$13.10	$22.77
June 30, 2009	$31.98	$20.70	$28.51
September 30, 2009	$33.32	$24.85	$30.88
December 31, 2009	$35.78	$28.75	$29.60
January 26, 2010*	$33.26	$27.21	$27.33

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: MS

Initial price: $27.33

Protection level: 80.00%

Protection price: $21.86

Physical delivery amount: 36 ($1,000/Initial price)

Fractional shares: 0.589828

Coupon: 8.00% per annum

Maturity: January 28, 2011

Dividend yield: 1.77% per annum

Coupon amount per monthly: $6.67

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.00%		101.77%
+ 90%	8.00%		91.77%
+ 80%	8.00%		81.77%
+ 70%	8.00%		71.77%
+ 60%	8.00%		61.77%
+ 50%	8.00%		51.77%
+ 40%	8.00%		41.77%
+ 30%	8.00%		31.77%
+ 20%	8.00%		21.77%
+ 10%	8.00%		11.77%
+ 5%	8.00%		6.77%

0%	8.00%		1.77%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.00%	3.00%	-3.23%
- 10%	8.00%	-2.00%	-8.23%
- 20%	8.00%	-12.00%	-18.23%
- 30%	N/A	-22.00%	-28.23%
- 40%	N/A	-32.00%	-38.23%
- 50%	N/A	-42.00%	-48.23%
- 60%	N/A	-52.00%	-58.23%
- 70%	N/A	-62.00%	-68.23%
- 80%	N/A	-72.00%	-78.23%
- 90%	N/A	-82.00%	-88.23%
- 100%	N/A	-92.00%	-98.23%

Noble Energy, Inc.

According to publicly available information, Noble Energy, Inc. (the “Company”) is a Delaware corporation, formed in 1969, that has been publicly traded on the New York Stock Exchange since 1980. The Company is an independent energy company that has been engaged in the exploration, development, production and marketing of crude oil and natural gas since 1932. Exploration activities include geophysical and geological evaluation and exploratory drilling on properties for which the Company has exploration rights. The Company operates throughout major basins in the U.S. including Colorado’s Wattenberg field, the Mid-continent region of western Oklahoma and the Texas Panhandle, the San Juan Basin in New Mexico, the Gulf Coast and the Gulf of Mexico. In addition, we conduct business internationally in West Africa (Equatorial Guinea and Cameroon), the Mediterranean Sea, Ecuador, the North Sea, China, Argentina, and Suriname.

The linked share’s SEC file number is 001-07964.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$24.24	$21.33	$23.55
June 30, 2004	$26.03	$21.81	$25.50
September 30, 2004	$29.41	$24.49	$29.12
December 31, 2004	$32.30	$28.31	$30.83
March 31, 2005	$35.30	$27.78	$34.01
June 30, 2005	$39.44	$31.30	$37.83
September 30, 2005	$47.85	$37.88	$46.90
December 30, 2005	$47.93	$35.20	$40.30
March 31, 2006	$46.91	$38.46	$43.92
June 30, 2006	$49.32	$36.14	$46.86
September 29, 2006	$51.71	$41.80	$45.59
December 29, 2006	$54.64	$41.77	$49.07
March 30, 2007	$61.60	$46.04	$59.65
June 29, 2007	$65.71	$58.39	$62.39
September 28, 2007	$71.25	$57.21	$70.04
December 31, 2007	$81.71	$68.37	$79.52
March 31, 2008	$82.80	$65.37	$72.80
June 30, 2008	$105.03	$72.38	$100.56
September 30, 2008	$104.50	$50.25	$55.59
December 31, 2008	$55.38	$30.90	$49.22
March 31, 2009	$58.18	$40.33	$53.88
June 30, 2009	$69.07	$50.89	$58.97
September 30, 2009	$70.35	$51.50	$65.96
December 31, 2009	$74.08	$62.26	$71.22
January 26, 2010*	$79.19	$72.65	$76.52

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: NBL

Initial price: $76.52

Protection level: 80.00%

Protection price: $61.22

Physical delivery amount: 13 ($1,000/Initial price)

Fractional shares: 0.068479

Coupon: 8.00% per annum

Maturity: January 28, 2011

Dividend yield: 0.96% per annum

Coupon amount per monthly: $6.67

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.00%		100.96%
+ 90%	8.00%		90.96%
+ 80%	8.00%		80.96%
+ 70%	8.00%		70.96%
+ 60%	8.00%		60.96%
+ 50%	8.00%		50.96%
+ 40%	8.00%		40.96%
+ 30%	8.00%		30.96%
+ 20%	8.00%		20.96%
+ 10%	8.00%		10.96%
+ 5%	8.00%		5.96%

0%	8.00%		0.96%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.00%	3.00%	-4.04%
- 10%	8.00%	-2.00%	-9.04%
- 20%	8.00%	-12.00%	-19.04%
- 30%	N/A	-22.00%	-29.04%
- 40%	N/A	-32.00%	-39.04%
- 50%	N/A	-42.00%	-49.04%
- 60%	N/A	-52.00%	-59.04%
- 70%	N/A	-62.00%	-69.04%
- 80%	N/A	-72.00%	-79.04%
- 90%	N/A	-82.00%	-89.04%
- 100%	N/A	-92.00%	-99.04%

Noble Corporation

According to publicly available information, Noble Corporation (the “Company”) is a provider of diversified services for the oil and gas industry. The Company performs contract drilling services with a fleet of 63 mobile offshore drilling units located in key markets worldwide. This fleet consists of 13 semisubmersibles, four dynamically positioned drillships, 43 jackups and three submersibles. The fleet count includes five units under construction, including one F&G JU-2000E premium jackup, one Globetrotter-class drillship, and three semisubmersibles. Approximately 87 percent of the fleet is currently deployed in international markets, principally including the Middle East, India, Mexico, the North Sea, Brazil, and West Africa.

The Company is a Cayman Islands exempted company limited by shares and became the successor to Noble Drilling Corporation, a Delaware corporation that was organized in 1939, as part of the internal corporate restructuring of Noble Drilling and its subsidiaries effective April 30, 2002.

The linked share’s SEC file number is 001-31306.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$21.45	$17.50	$19.21
June 30, 2004	$19.85	$16.77	$18.95
September 30, 2004	$23.24	$17.66	$22.48
December 31, 2004	$25.27	$21.39	$24.87
March 31, 2005	$29.55	$23.52	$28.11
June 30, 2005	$32.30	$24.41	$30.76
September 30, 2005	$36.36	$29.93	$34.23
December 30, 2005	$37.82	$28.57	$35.27
March 31, 2006	$42.48	$34.53	$40.55
June 30, 2006	$43.08	$31.24	$37.21
September 29, 2006	$38.63	$30.46	$32.09
December 29, 2006	$41.16	$29.26	$38.08
March 30, 2007	$40.78	$33.81	$39.34
June 29, 2007	$49.41	$39.20	$48.76
September 28, 2007	$54.29	$43.48	$49.05
December 31, 2007	$57.63	$46.21	$56.51
March 31, 2008	$58.09	$40.41	$49.67
June 30, 2008	$68.77	$48.50	$64.96
September 30, 2008	$67.12	$39.89	$43.90
December 31, 2008	$43.57	$19.25	$22.09
March 31, 2009	$29.25	$20.03	$24.09
June 30, 2009	$37.50	$23.04	$30.25
September 30, 2009	$39.60	$27.56	$37.96
December 31, 2009	$45.08	$35.87	$40.70
January 26, 2010*	$45.60	$41.38	$42.16

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: NE

Initial price: $42.16

Protection level: 80.00%

Protection price: $33.73

Physical delivery amount: 23 ($1,000/Initial price)

Fractional shares: 0.719165

Coupon: 8.25% per annum

Maturity: January 28, 2011

Dividend yield: 0.10% per annum

Coupon amount per monthly: $6.88

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.25%		100.10%
+ 90%	8.25%		90.10%
+ 80%	8.25%		80.10%
+ 70%	8.25%		70.10%
+ 60%	8.25%		60.10%
+ 50%	8.25%		50.10%
+ 40%	8.25%		40.10%
+ 30%	8.25%		30.10%
+ 20%	8.25%		20.10%
+ 10%	8.25%		10.10%
+ 5%	8.25%		5.10%

0%	8.25%		0.10%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.25%	3.25%	-4.90%
- 10%	8.25%	-1.75%	-9.90%
- 20%	8.25%	-11.75%	-19.90%
- 30%	N/A	-21.75%	-29.90%
- 40%	N/A	-31.75%	-39.90%
- 50%	N/A	-41.75%	-49.90%
- 60%	N/A	-51.75%	-59.90%
- 70%	N/A	-61.75%	-69.90%
- 80%	N/A	-71.75%	-79.90%
- 90%	N/A	-81.75%	-89.90%
- 100%	N/A	-91.75%	-99.90%

Newmont Mining Corporation

According to publicly available information, Newmont Mining Corporation (the “Company”) is primarily a gold producer with significant assets or operations in the United States, Australia, Peru, Indonesia, Ghana, Canada, Bolivia, New Zealand and Mexico. As of December 31, 2008, the Company had proven and probable gold reserves of 85 million equity ounces and an aggregate land position of approximately 38,840 square miles (100,600 square kilometers). The Company is also engaged in the production of copper, principally through its Batu Hijau operation in Indonesia. On January 27, 2009, the Company entered into a definitive sale and purchase agreement with AngloGold Ashanti Australia Limited to acquire its 33.33% interest in the Boddington project. The Company’s original predecessor corporation was incorporated in 1921 under the laws of Delaware. The Company’s corporate headquarters are in Denver, Colorado.

The linked share’s SEC file number is 001-31240.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$50.20	$40.51	$46.63
June 30, 2004	$47.32	$34.83	$38.76
September 30, 2004	$45.75	$37.65	$45.53
December 31, 2004	$49.98	$43.10	$44.41
March 31, 2005	$46.63	$40.07	$42.25
June 30, 2005	$42.60	$34.90	$39.03
September 30, 2005	$48.18	$36.55	$47.17
December 30, 2005	$53.93	$42.08	$53.40
March 31, 2006	$62.70	$46.65	$51.89
June 30, 2006	$59.70	$47.34	$52.93
September 29, 2006	$56.48	$41.75	$42.75
December 29, 2006	$47.80	$39.85	$45.15
March 30, 2007	$48.33	$40.53	$41.99
June 29, 2007	$45.25	$38.09	$39.06
September 28, 2007	$48.42	$38.01	$44.73
December 31, 2007	$56.35	$44.25	$48.83
March 31, 2008	$57.55	$44.74	$45.30
June 30, 2008	$53.24	$42.36	$52.16
September 30, 2008	$53.76	$35.80	$38.76
December 31, 2008	$41.79	$21.18	$40.70
March 31, 2009	$47.30	$34.40	$44.76
June 30, 2009	$49.84	$37.55	$40.87
September 30, 2009	$48.00	$36.78	$44.02
December 31, 2009	$56.44	$41.45	$47.31
January 26, 2010*	$51.25	$43.76	$44.24

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: NEM

Initial price: $44.24

Protection level: 75.00%

Protection price: $33.18

Physical delivery amount: 22 ($1,000/Initial price)

Fractional shares: 0.603978

Coupon: 9.00% per annum

Maturity: January 28, 2011

Dividend yield: 0.90% per annum

Coupon amount per monthly: $7.50

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.00%		100.90%
+ 90%	9.00%		90.90%
+ 80%	9.00%		80.90%
+ 70%	9.00%		70.90%
+ 60%	9.00%		60.90%
+ 50%	9.00%		50.90%
+ 40%	9.00%		40.90%
+ 30%	9.00%		30.90%
+ 20%	9.00%		20.90%
+ 10%	9.00%		10.90%
+ 5%	9.00%		5.90%

0%	9.00%		0.90%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.00%	4.00%	-4.10%
- 10%	9.00%	-1.00%	-9.10%
- 20%	9.00%	-11.00%	-19.10%
- 30%	N/A	-21.00%	-29.10%
- 40%	N/A	-31.00%	-39.10%
- 50%	N/A	-41.00%	-49.10%
- 60%	N/A	-51.00%	-59.10%
- 70%	N/A	-61.00%	-69.10%
- 80%	N/A	-71.00%	-79.10%
- 90%	N/A	-81.00%	-89.10%
- 100%	N/A	-91.00%	-99.10%

Nucor Corporation

According to publicly available information, Nucor Corporation (the “Company”) was incorporated in Delaware in 1958. The business of the Company is the manufacture and sale of steel and steel products, which accounted for the majority of the sales and the majority of the earnings in 2008, 2007 and 2006. The Company reports its results in two segments: steel mills and steel products. Principal products from the steel mills segment are hot-rolled steel (angles, rounds, flats, channels, sheet, wide-flange beams, pilings, billets, blooms, beam blanks and plate) and cold-rolled steel. Principal products from the steel products segment are steel joists and joist girders, steel deck, fabricated concrete reinforcing steel, cold finished steel, steel fasteners, light gauge steel framing, steel grating and expanded metal, and wire and wire mesh. Hot-rolled steel is manufactured principally from scrap.

The linked share’s SEC file number is 1-4119.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$16.65	$13.05	$15.37
June 30, 2004	$19.49	$14.09	$19.19
September 30, 2004	$22.95	$18.14	$22.84
December 31, 2004	$27.70	$18.86	$26.17
March 31, 2005	$32.72	$23.53	$28.78
June 30, 2005	$29.68	$22.78	$22.81
September 30, 2005	$30.58	$22.87	$29.50
December 30, 2005	$35.09	$25.92	$33.36
March 31, 2006	$54.20	$33.65	$52.40
June 30, 2006	$60.25	$44.80	$54.25
September 29, 2006	$55.94	$45.12	$49.49
December 29, 2006	$67.52	$47.50	$54.66
March 30, 2007	$66.99	$53.20	$65.13
June 29, 2007	$69.93	$56.07	$58.65
September 28, 2007	$64.74	$41.62	$59.47
December 31, 2007	$64.97	$50.11	$59.22
March 31, 2008	$75.67	$47.72	$67.74
June 30, 2008	$83.56	$65.89	$74.67
September 30, 2008	$73.50	$35.48	$39.50
December 31, 2008	$48.29	$25.27	$46.20
March 31, 2009	$48.99	$29.85	$38.17
June 30, 2009	$49.82	$37.29	$44.43
September 30, 2009	$51.07	$39.20	$47.01
December 31, 2009	$48.00	$38.27	$46.65
January 26, 2010*	$50.61	$42.75	$43.56

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: NUE

Initial price: $43.56

Protection level: 80.00%

Protection price: $34.85

Physical delivery amount: 22 ($1,000/Initial price)

Fractional shares: 0.956841

Coupon: 8.00% per annum

Maturity: January 28, 2011

Dividend yield: 3.32% per annum

Coupon amount per monthly: $6.67

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.00%		103.32%
+ 90%	8.00%		93.32%
+ 80%	8.00%		83.32%
+ 70%	8.00%		73.32%
+ 60%	8.00%		63.32%
+ 50%	8.00%		53.32%
+ 40%	8.00%		43.32%
+ 30%	8.00%		33.32%
+ 20%	8.00%		23.32%
+ 10%	8.00%		13.32%
+ 5%	8.00%		8.32%

0%	8.00%		3.32%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.00%	3.00%	-1.68%
- 10%	8.00%	-2.00%	-6.68%
- 20%	8.00%	-12.00%	-16.68%
- 30%	N/A	-22.00%	-26.68%
- 40%	N/A	-32.00%	-36.68%
- 50%	N/A	-42.00%	-46.68%
- 60%	N/A	-52.00%	-56.68%
- 70%	N/A	-62.00%	-66.68%
- 80%	N/A	-72.00%	-76.68%
- 90%	N/A	-82.00%	-86.68%
- 100%	N/A	-92.00%	-96.68%

Newell Rubbermaid Inc.

According to publicly available information, Newell Rubbermaid Inc. (the “Company”) is a global marketer of consumer and commercial products in four business segments: Cleaning, Organization & Décor, Office Products, Tools & Hardware, and Home & Family.

As of December 31, 2008, the Company generated approximately 31% of total sales in 2008 from markets outside of the U.S.

The linked share’s SEC file number is 001-09608.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$26.41	$22.15	$23.20
June 30, 2004	$25.03	$22.26	$23.50
September 30, 2004	$23.60	$19.75	$20.04
December 31, 2004	$24.27	$19.05	$24.19
March 31, 2005	$24.55	$20.60	$21.94
June 30, 2005	$24.06	$20.50	$23.84
September 30, 2005	$25.69	$21.67	$22.65
December 30, 2005	$24.49	$21.54	$23.78
March 31, 2006	$26.35	$23.25	$25.19
June 30, 2006	$28.63	$24.36	$25.83
September 29, 2006	$29.24	$24.05	$28.32
December 29, 2006	$29.98	$27.75	$28.95
March 30, 2007	$32.00	$28.66	$31.09
June 29, 2007	$32.19	$28.80	$29.43
September 28, 2007	$29.87	$24.22	$28.82
December 31, 2007	$29.50	$24.69	$25.88
March 31, 2008	$25.94	$21.78	$22.87
June 30, 2008	$24.08	$16.68	$16.79
September 30, 2008	$21.38	$14.89	$17.26
December 31, 2008	$17.56	$9.13	$9.78
March 31, 2009	$10.95	$4.51	$6.38
June 30, 2009	$12.15	$6.22	$10.41
September 30, 2009	$16.09	$9.82	$15.69
December 31, 2009	$15.72	$13.66	$15.01
January 26, 2010*	$15.86	$14.36	$14.43

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: NWL

Initial price: $14.43

Protection level: 80.00%

Protection price: $11.54

Physical delivery amount: 69 ($1,000/Initial price)

Fractional shares: 0.300069

Coupon: 8.00% per annum

Maturity: January 28, 2011

Dividend yield: 1.80% per annum

Coupon amount per monthly: $6.67

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.00%		101.80%
+ 90%	8.00%		91.80%
+ 80%	8.00%		81.80%
+ 70%	8.00%		71.80%
+ 60%	8.00%		61.80%
+ 50%	8.00%		51.80%
+ 40%	8.00%		41.80%
+ 30%	8.00%		31.80%
+ 20%	8.00%		21.80%
+ 10%	8.00%		11.80%
+ 5%	8.00%		6.80%

0%	8.00%		1.80%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.00%	3.00%	-3.20%
- 10%	8.00%	-2.00%	-8.20%
- 20%	8.00%	-12.00%	-18.20%
- 30%	N/A	-22.00%	-28.20%
- 40%	N/A	-32.00%	-38.20%
- 50%	N/A	-42.00%	-48.20%
- 60%	N/A	-52.00%	-58.20%
- 70%	N/A	-62.00%	-68.20%
- 80%	N/A	-72.00%	-78.20%
- 90%	N/A	-82.00%	-88.20%
- 100%	N/A	-92.00%	-98.20%

NYSE Euronext, Inc.

According to publicly available information, NYSE Euronext (the “Company”) is the world’s leading and most liquid exchange group with both the highest average daily value of cash trading and the largest market capitalization of listed operating companies of all exchanges. The Company offers a diverse array of financial products and services, and operates six cash equities and six derivatives exchanges in six countries and two continents. The Company is a world leader for trading in cash equities, exchange traded funds (“ETFs”) and other structured products, and equity and interest rate derivatives, as well as the creation and global distribution of market information related to trading in these products. NYSE Euronext is the largest listings venue in the world, home to corporations representing over $30 trillion in market capitalization (as of December 31, 2007). The Company also operates a globally-distributed connectivity network and provides commercial trading and information technology solutions for customers and other exchanges.

NYSE Euronext was organized on May 22, 2006 in connection with the combination of the businesses of NYSE Group and Euronext, which was consummated on April 4, 2007. Prior to then, the Company had no assets and did not conduct any material activities other than those incidental to its formation. Following the consummation of the combination, NYSE Euronext became the parent company of NYSE Group and Euronext and each of their respective subsidiaries. The Company’s principal executive office is located at 11 Wall Street, New York, New York 10005 and its telephone number is (212) 656-3000. Its European headquarters are located at 39 rue Cambon, F 75039 Paris Cedex 01, and its telephone number is +33 1 49 27 10 00.

The linked share’s SEC file number is 001-368007.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	N/A	N/A	N/A
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	N/A	N/A	N/A
March 31, 2006	$90.25	$66.99	$79.25
June 30, 2006	$80.45	$48.65	$68.48
September 29, 2006	$74.83	$56.05	$74.75
December 29, 2006	$112.00	$71.40	$97.20
March 30, 2007	$109.49	$80.54	$93.75
June 29, 2007	$101.00	$72.34	$73.62
September 28, 2007	$84.50	$64.26	$79.17
December 31, 2007	$95.25	$78.20	$87.77
March 31, 2008	$87.48	$55.12	$61.71
June 30, 2008	$76.71	$50.31	$50.66
September 30, 2008	$51.18	$32.28	$39.18
December 31, 2008	$40.70	$16.33	$27.38
March 31, 2009	$30.60	$14.53	$17.90
June 30, 2009	$31.92	$17.46	$27.25
September 30, 2009	$30.44	$23.70	$28.89
December 31, 2009	$30.00	$24.27	$25.30
January 26, 2010*	$26.75	$23.28	$23.65

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: NYX

Initial price: $23.65

Protection level: 80.00%

Protection price: $18.92

Physical delivery amount: 42 ($1,000/Initial price)

Fractional shares: 0.283298

Coupon: 8.00% per annum

Maturity: January 28, 2011

Dividend yield: 5.05% per annum

Coupon amount per monthly: $6.67

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.00%		105.05%
+ 90%	8.00%		95.05%
+ 80%	8.00%		85.05%
+ 70%	8.00%		75.05%
+ 60%	8.00%		65.05%
+ 50%	8.00%		55.05%
+ 40%	8.00%		45.05%
+ 30%	8.00%		35.05%
+ 20%	8.00%		25.05%
+ 10%	8.00%		15.05%
+ 5%	8.00%		10.05%

0%	8.00%		5.05%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.00%	3.00%	0.05%
- 10%	8.00%	-2.00%	-4.95%
- 20%	8.00%	-12.00%	-14.95%
- 30%	N/A	-22.00%	-24.95%
- 40%	N/A	-32.00%	-34.95%
- 50%	N/A	-42.00%	-44.95%
- 60%	N/A	-52.00%	-54.95%
- 70%	N/A	-62.00%	-64.95%
- 80%	N/A	-72.00%	-74.95%
- 90%	N/A	-82.00%	-84.95%
- 100%	N/A	-92.00%	-94.95%

priceline.com Incorporated

According to publicly available information, princeline.com Incorporated (the “Company”) is a global online travel company that offers its customers a broad range of travel services, including hotel rooms, car rentals, airline tickets, vacation packages, cruises and destination services.

As of December 31, 2008, the Company offers its customers hotel room reservations in over 75 countries and 27 languages.

The linked share’s SEC file number is 000-25581.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$27.57	$18.00	$26.96
June 30, 2004	$29.50	$22.27	$26.93
September 30, 2004	$26.95	$17.42	$22.17
December 31, 2004	$26.15	$19.65	$23.59
March 31, 2005	$27.08	$20.51	$25.20
June 30, 2005	$26.98	$22.22	$23.33
September 30, 2005	$25.29	$18.57	$19.32
December 30, 2005	$25.03	$18.20	$22.32
March 31, 2006	$24.98	$21.06	$24.84
June 30, 2006	$32.66	$23.72	$29.86
September 29, 2006	$37.16	$25.63	$36.79
December 29, 2006	$44.28	$36.51	$43.61
March 30, 2007	$56.10	$41.80	$53.26
June 29, 2007	$69.39	$53.33	$68.74
September 28, 2007	$91.95	$59.50	$88.75
December 31, 2007	$120.67	$79.15	$114.86
March 31, 2008	$131.69	$86.68	$120.86
June 30, 2008	$144.30	$114.39	$115.46
September 30, 2008	$119.20	$62.66	$68.43
December 31, 2008	$74.11	$45.15	$73.65
March 31, 2009	$88.89	$64.97	$78.78
June 30, 2009	$119.14	$78.08	$111.55
September 30, 2009	$170.33	$102.32	$165.82
December 31, 2009	$231.42	$154.28	$218.50
January 26, 2010*	$227.97	$199.95	$204.44

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: PCLN

Initial price: $204.44

Protection level: 75.00%

Protection price: $153.33

Physical delivery amount: 4 ($1,000/Initial price)

Fractional shares: 0.891411

Coupon: 10.25% per annum

Maturity: January 28, 2011

Dividend yield: 0.00% per annum

Coupon amount per monthly: $8.54

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	10.25%		100.00%
+ 90%	10.25%		90.00%
+ 80%	10.25%		80.00%
+ 70%	10.25%		70.00%
+ 60%	10.25%		60.00%
+ 50%	10.25%		50.00%
+ 40%	10.25%		40.00%
+ 30%	10.25%		30.00%
+ 20%	10.25%		20.00%
+ 10%	10.25%		10.00%
+ 5%	10.25%		5.00%

0%	10.25%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	10.25%	5.25%	-5.00%
- 10%	10.25%	0.25%	-10.00%
- 20%	10.25%	-9.75%	-20.00%
- 30%	N/A	-19.75%	-30.00%
- 40%	N/A	-29.75%	-40.00%
- 50%	N/A	-39.75%	-50.00%
- 60%	N/A	-49.75%	-60.00%
- 70%	N/A	-59.75%	-70.00%
- 80%	N/A	-69.75%	-80.00%
- 90%	N/A	-79.75%	-90.00%
- 100%	N/A	-89.75%	-100.00%

Southern Copper Corporation

According to publicly available information, Southern Copper Corporation (the “Company”) is an integrated producer of copper, molybdenum, zinc and silver. All of its mining, smelting and refining facilities are located in Peru and in Mexico and the Company conducts exploration activities in those countries and Chile. The Company was incorporated in Delaware in 1952 and has conducted copper mining operations since 1960. Since 1996, its common stock has been listed on both the New York Stock Exchange and the Lima Stock Exchange.

The linked share’s SEC file number is 001-14066.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$8.61	$5.91	$6.74
June 30, 2004	$7.02	$4.35	$6.89
September 30, 2004	$8.75	$5.99	$8.61
December 31, 2004	$9.30	$6.93	$7.87
March 31, 2005	$11.08	$7.08	$9.24
June 30, 2005	$10.08	$6.90	$7.14
September 30, 2005	$9.45	$7.01	$9.33
December 30, 2005	$11.85	$8.27	$11.16
March 31, 2006	$15.27	$11.05	$14.08
June 30, 2006	$18.32	$11.61	$14.86
September 29, 2006	$16.56	$13.83	$15.42
December 29, 2006	$19.46	$14.36	$17.96
March 30, 2007	$25.50	$16.42	$23.89
June 29, 2007	$32.21	$23.92	$31.42
September 28, 2007	$42.24	$25.08	$41.28
December 31, 2007	$47.75	$32.33	$35.04
March 31, 2008	$39.90	$24.50	$34.61
June 30, 2008	$41.92	$33.37	$35.54
September 30, 2008	$36.18	$18.54	$19.08
December 31, 2008	$19.04	$9.13	$16.06
March 31, 2009	$19.35	$12.61	$17.42
June 30, 2009	$25.24	$16.88	$20.44
September 30, 2009	$31.83	$18.46	$30.69
December 31, 2009	$36.50	$28.39	$32.91
January 26, 2010*	$36.93	$28.85	$29.17

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: PCU

Initial price: $29.17

Protection level: 80.00%

Protection price: $23.34

Physical delivery amount: 34 ($1,000/Initial price)

Fractional shares: 0.281796

Coupon: 9.25% per annum

Maturity: January 28, 2011

Dividend yield: 1.52% per annum

Coupon amount per monthly: $7.71

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.25%		101.52%
+ 90%	9.25%		91.52%
+ 80%	9.25%		81.52%
+ 70%	9.25%		71.52%
+ 60%	9.25%		61.52%
+ 50%	9.25%		51.52%
+ 40%	9.25%		41.52%
+ 30%	9.25%		31.52%
+ 20%	9.25%		21.52%
+ 10%	9.25%		11.52%
+ 5%	9.25%		6.52%

0%	9.25%		1.52%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.25%	4.25%	-3.48%
- 10%	9.25%	-0.75%	-8.48%
- 20%	9.25%	-10.75%	-18.48%
- 30%	N/A	-20.75%	-28.48%
- 40%	N/A	-30.75%	-38.48%
- 50%	N/A	-40.75%	-48.48%
- 60%	N/A	-50.75%	-58.48%
- 70%	N/A	-60.75%	-68.48%
- 80%	N/A	-70.75%	-78.48%
- 90%	N/A	-80.75%	-88.48%
- 100%	N/A	-90.75%	-98.48%

The PNC Financial Services Group, Inc.

According to publicly available information, The PNC Financial Services Group, Inc. (the “Company”) is one of the largest diversified financial services companies in the United States and is headquartered in Pittsburgh, Pennsylvania. On December 31, 2008, the Company acquired National City Corporation nearly doubling its assets to a total of $291 billion and expanding its total consolidated deposits to $193 billion. The Company has four major business engaged in providing banking, asset management and global fund processing products and services: Retail Banking, Corporate & Institutional Banking, BlackRock, and Global Investment Servicing.

The linked share’s SEC file number is 001-09718.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$59.18	$52.68	$55.42
June 30, 2004	$56.00	$50.70	$53.08
September 30, 2004	$54.19	$48.90	$54.10
December 31, 2004	$57.64	$50.70	$57.44
March 31, 2005	$57.57	$50.30	$51.48
June 30, 2005	$55.90	$49.36	$54.46
September 30, 2005	$58.95	$53.80	$58.02
December 30, 2005	$65.66	$54.73	$61.83
March 31, 2006	$71.42	$61.80	$67.31
June 30, 2006	$72.00	$65.30	$70.17
September 29, 2006	$73.55	$68.10	$72.44
December 29, 2006	$75.15	$67.61	$74.04
March 30, 2007	$76.41	$68.60	$71.97
June 29, 2007	$76.15	$70.57	$71.58
September 28, 2007	$74.46	$64.00	$68.10
December 31, 2007	$74.55	$63.54	$65.65
March 31, 2008	$71.20	$54.83	$65.57
June 30, 2008	$73.00	$55.22	$57.10
September 30, 2008	$86.49	$49.03	$74.70
December 31, 2008	$79.50	$39.10	$49.00
March 31, 2009	$50.05	$16.20	$29.29
June 30, 2009	$53.21	$27.50	$38.81
September 30, 2009	$48.78	$33.07	$48.59
December 31, 2009	$57.86	$43.38	$52.79
January 26, 2010*	$58.94	$52.60	$52.66

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: PNC

Initial price: $52.66

Protection level: 80.00%

Protection price: $42.13

Physical delivery amount: 18 ($1,000/Initial price)

Fractional shares: 0.989746

Coupon: 8.50% per annum

Maturity: January 28, 2011

Dividend yield: 0.74% per annum

Coupon amount per monthly: $7.08

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.50%		100.74%
+ 90%	8.50%		90.74%
+ 80%	8.50%		80.74%
+ 70%	8.50%		70.74%
+ 60%	8.50%		60.74%
+ 50%	8.50%		50.74%
+ 40%	8.50%		40.74%
+ 30%	8.50%		30.74%
+ 20%	8.50%		20.74%
+ 10%	8.50%		10.74%
+ 5%	8.50%		5.74%

0%	8.50%		0.74%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.50%	3.50%	-4.26%
- 10%	8.50%	-1.50%	-9.26%
- 20%	8.50%	-11.50%	-19.26%
- 30%	N/A	-21.50%	-29.26%
- 40%	N/A	-31.50%	-39.26%
- 50%	N/A	-41.50%	-49.26%
- 60%	N/A	-51.50%	-59.26%
- 70%	N/A	-61.50%	-69.26%
- 80%	N/A	-71.50%	-79.26%
- 90%	N/A	-81.50%	-89.26%
- 100%	N/A	-91.50%	-99.26%

Potash Corporation of Saskatchewan Inc.

According to publicly available information, Potash Corporation of Saskatchewan Inc. (the “Company”) is an integrated fertilizer and related industrial and feed products company. The Company is the largest producer of potash worldwide by capacity. Its potash is produced from six mines in Saskatchewan and one mine in New Brunswick. Of these mines, the Company own and operate five in Saskatchewan and the one in New Brunswick. The Company produces potash using both conventional and solution mining methods. In conventional operations, shafts are sunk to the ore body and mining machines cut out the ore, which is lifted to the surface for processing. In solution mining, the potash is dissolved in warm brine and pumped to the surface for processing. Approximately 11 grades of potash are produced to suit different preferences of the various markets.

The Company is a integrated fertilizer and related industrial and feed products company. In 2008, the Company estimates their potash operations represented 17% of global production and 22% of global potash capacity. In 2008, the Company estimates our phosphate operations produced 5% of world phosphoric acid production. In 2008, the Company estimates their nitrogen operations produced 2% of the world’s ammonia production.

The Company is a corporation organized under the laws of Canada.

The linked share’s SEC file number is 001-10351.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$14.92	$12.72	$13.86
June 30, 2004	$16.17	$13.15	$16.15
September 30, 2004	$21.42	$15.26	$21.39
December 31, 2004	$28.00	$20.22	$27.69
March 31, 2005	$30.67	$24.31	$29.17
June 30, 2005	$35.56	$26.50	$31.86
September 30, 2005	$38.38	$30.95	$31.11
December 30, 2005	$31.11	$24.26	$26.74
March 31, 2006	$33.03	$26.21	$29.36
June 30, 2006	$35.46	$26.29	$28.66
September 29, 2006	$35.49	$27.34	$34.73
December 29, 2006	$49.06	$33.83	$47.83
March 30, 2007	$56.35	$44.05	$53.31
June 29, 2007	$80.85	$52.82	$77.97
September 28, 2007	$109.38	$71.50	$105.70
December 31, 2007	$151.80	$97.62	$143.96
March 31, 2008	$166.40	$105.52	$155.21
June 30, 2008	$241.62	$150.46	$228.57
September 30, 2008	$229.95	$126.50	$132.01
December 31, 2008	$133.44	$47.54	$73.22
March 31, 2009	$95.46	$63.65	$80.81
June 30, 2009	$121.34	$77.19	$93.05
September 30, 2009	$102.28	$80.90	$90.34
December 31, 2009	$123.93	$83.76	$108.50
January 26, 2010*	$126.45	$108.16	$110.21

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: POT

Initial price: $110.21

Protection level: 80.00%

Protection price: $88.17

Physical delivery amount: 9 ($1,000/Initial price)

Fractional shares: 0.073587

Coupon: 9.25% per annum

Maturity: January 28, 2011

Dividend yield: 0.37% per annum

Coupon amount per monthly: $7.71

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.25%		100.37%
+ 90%	9.25%		90.37%
+ 80%	9.25%		80.37%
+ 70%	9.25%		70.37%
+ 60%	9.25%		60.37%
+ 50%	9.25%		50.37%
+ 40%	9.25%		40.37%
+ 30%	9.25%		30.37%
+ 20%	9.25%		20.37%
+ 10%	9.25%		10.37%
+ 5%	9.25%		5.37%

0%	9.25%		0.37%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.25%	4.25%	-4.63%
- 10%	9.25%	-0.75%	-9.63%
- 20%	9.25%	-10.75%	-19.63%
- 30%	N/A	-20.75%	-29.63%
- 40%	N/A	-30.75%	-39.63%
- 50%	N/A	-40.75%	-49.63%
- 60%	N/A	-50.75%	-59.63%
- 70%	N/A	-60.75%	-69.63%
- 80%	N/A	-70.75%	-79.63%
- 90%	N/A	-80.75%	-89.63%
- 100%	N/A	-90.75%	-99.63%

Rowan Companies, Inc.

According to publicly available information, Rowan Companies, Inc. (the “Company”) is a provider of international and domestic contract drilling services. The Company also owns and operates a manufacturing division that produces equipment for the drilling, mining and timber industries. The Company provides contract drilling services utilizing a fleet of 22 self-elevating mobile offshore drilling platforms and 31 deep-well land drilling rigs. The Company’s drilling operations are conducted primarily in the Gulf of Mexico, the Middle East, the North Sea, Trinidad, offshore eastern Canada and, beginning in 2008, offshore West Africa, and onshore in the United States. During 2008, drilling operations generated revenues of $1,451.6 million and income from operations of $670.1 million.

The linked share’s SEC file number is 001-05491.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$25.11	$20.61	$21.09
June 30, 2004	$24.70	$20.44	$24.33
September 30, 2004	$27.05	$21.71	$26.40
December 31, 2004	$27.26	$23.20	$25.90
March 31, 2005	$33.04	$24.57	$29.93
June 30, 2005	$31.57	$24.53	$29.71
September 30, 2005	$38.10	$29.01	$35.49
December 30, 2005	$39.25	$28.87	$35.64
March 31, 2006	$45.57	$36.16	$43.96
June 30, 2006	$48.11	$33.14	$35.59
September 29, 2006	$36.76	$29.76	$31.63
December 29, 2006	$37.55	$29.03	$33.20
March 30, 2007	$33.77	$29.48	$32.47
June 29, 2007	$41.59	$32.56	$40.98
September 28, 2007	$46.16	$34.10	$36.58
December 31, 2007	$41.30	$34.79	$39.46
March 31, 2008	$42.49	$31.35	$41.18
June 30, 2008	$47.94	$36.90	$46.75
September 30, 2008	$47.00	$27.53	$30.55
December 31, 2008	$30.15	$12.00	$15.90
March 31, 2009	$18.51	$10.29	$11.97
June 30, 2009	$23.90	$11.43	$19.32
September 30, 2009	$24.31	$16.97	$23.07
December 31, 2009	$27.53	$21.43	$22.64
January 26, 2010*	$26.16	$22.00	$22.39

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: RDC

Initial price: $22.39

Protection level: 75.00%

Protection price: $16.79

Physical delivery amount: 44 ($1,000/Initial price)

Fractional shares: 0.662796

Coupon: 9.50% per annum

Maturity: January 28, 2011

Dividend yield: 0.00% per annum

Coupon amount per monthly: $7.92

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.50%		100.00%
+ 90%	9.50%		90.00%
+ 80%	9.50%		80.00%
+ 70%	9.50%		70.00%
+ 60%	9.50%		60.00%
+ 50%	9.50%		50.00%
+ 40%	9.50%		40.00%
+ 30%	9.50%		30.00%
+ 20%	9.50%		20.00%
+ 10%	9.50%		10.00%
+ 5%	9.50%		5.00%

0%	9.50%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.50%	4.50%	-5.00%
- 10%	9.50%	-0.50%	-10.00%
- 20%	9.50%	-10.50%	-20.00%
- 30%	N/A	-20.50%	-30.00%
- 40%	N/A	-30.50%	-40.00%
- 50%	N/A	-40.50%	-50.00%
- 60%	N/A	-50.50%	-60.00%
- 70%	N/A	-60.50%	-70.00%
- 80%	N/A	-70.50%	-80.00%
- 90%	N/A	-80.50%	-90.00%
- 100%	N/A	-90.50%	-100.00%

Red Hat, Inc.

According to publicly available information, Red Hat, Inc. (the “Company”) provides open source software solutions to the enterprise, including its own core enterprise operating system platform, Red Hat Enterprise Linux (“Enterprise Linux”), its enterprise middleware platform, JBoss Enterprise Middleware Suite (“JBoss Enterprise Middleware”), and other Red Hat enterprise technologies. The Company employs an open source software development and licensing model that uses the collaborative input of an international community of contributors to develop and enhance software. The Company actively participates in this community-oriented development process and leverages it to create its Red Hat-branded enterprise technologies.

The Company was incorporated in Connecticut in March 1993 as ACC Corp., Inc., which subsequently changed its name to Red Hat Software, Inc. Red Hat Software, Inc. reincorporated in Delaware in September 1998 and changed its name to Red Hat, Inc. in June 1999.

The linked share’s SEC file number is 000-26281.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	N/A	N/A	N/A
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	N/A	N/A	N/A
March 31, 2006	N/A	N/A	N/A
June 30, 2006	N/A	N/A	N/A
September 29, 2006	N/A	N/A	N/A
December 29, 2006	$23.20	$15.96	$23.00
March 30, 2007	$25.15	$20.71	$22.93
June 29, 2007	$25.24	$20.45	$22.28
September 28, 2007	$23.82	$18.31	$19.87
December 31, 2007	$22.67	$18.04	$20.84
March 31, 2008	$21.02	$16.54	$18.39
June 30, 2008	$24.80	$18.37	$20.69
September 30, 2008	$23.38	$14.74	$15.07
December 31, 2008	$15.91	$7.50	$13.22
March 31, 2009	$18.43	$12.98	$17.84
June 30, 2009	$21.00	$16.65	$20.13
September 30, 2009	$28.67	$18.69	$27.64
December 31, 2009	$31.76	$25.45	$30.90
January 26, 2010*	$31.50	$27.39	$28.15

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: RHT

Initial price: $28.15

Protection level: 80.00%

Protection price: $22.52

Physical delivery amount: 35 ($1,000/Initial price)

Fractional shares: 0.523979

Coupon: 8.00% per annum

Maturity: January 28, 2011

Dividend yield: 0.00% per annum

Coupon amount per monthly: $6.67

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.00%		100.00%
+ 90%	8.00%		90.00%
+ 80%	8.00%		80.00%
+ 70%	8.00%		70.00%
+ 60%	8.00%		60.00%
+ 50%	8.00%		50.00%
+ 40%	8.00%		40.00%
+ 30%	8.00%		30.00%
+ 20%	8.00%		20.00%
+ 10%	8.00%		10.00%
+ 5%	8.00%		5.00%

0%	8.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.00%	3.00%	-5.00%
- 10%	8.00%	-2.00%	-10.00%
- 20%	8.00%	-12.00%	-20.00%
- 30%	N/A	-22.00%	-30.00%
- 40%	N/A	-32.00%	-40.00%
- 50%	N/A	-42.00%	-50.00%
- 60%	N/A	-52.00%	-60.00%
- 70%	N/A	-62.00%	-70.00%
- 80%	N/A	-72.00%	-80.00%
- 90%	N/A	-82.00%	-90.00%
- 100%	N/A	-92.00%	-100.00%

Transocean Ltd.

According to publicly available information, Transocean Ltd. (the “Company”) is an international provider of offshore contract drilling services for oil and gas wells. As of February 3, 2009, the Company owned, had partial ownership interests in or operated 136 mobile offshore drilling units. As of this date, the Company fleet included 39 High-Specification Floaters (Ultra-Deepwater, Deepwater and Harsh Environment semisubmersibles and drillships), 28 Midwater Floaters, 10 High-Specification Jackups, 55 Standard Jackups and four Other Rigs. The Company also has 10 Ultra-Deepwater Floaters under construction. The Company primary business is to contract drilling rigs, related equipment and work crews primarily on a dayrate basis to drill oil and gas wells. The Company specializes in technically demanding segments of the offshore drilling business with a particular focus on deepwater and harsh environment drilling services. The Company also provides additional services, including integrated services.

The Company is a Swiss corporation with principal executive offices located at Blandonnet International Business Center, Chemin de Blandonnet 2, Building F, 7th Floor, 1214 Vernier, Switzerland.

The linked share’s SEC file number is 0-53533.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$45.65	$33.02	$39.87
June 30, 2004	$41.84	$35.82	$41.37
September 30, 2004	$51.76	$37.08	$51.14
December 31, 2004	$61.75	$48.24	$60.59
March 31, 2005	$74.17	$56.88	$73.56
June 30, 2005	$83.13	$61.75	$77.14
September 30, 2005	$90.21	$76.50	$87.64
December 30, 2005	$101.39	$74.86	$99.61
March 31, 2006	$120.47	$100.13	$114.78
June 30, 2006	$128.87	$101.16	$114.81
September 29, 2006	$116.68	$92.22	$104.67
December 29, 2006	$120.38	$93.74	$115.62
March 30, 2007	$118.93	$103.59	$116.78
June 29, 2007	$156.09	$115.19	$151.49
September 28, 2007	$172.78	$132.38	$161.59
December 31, 2007	$187.96	$126.75	$143.15
March 31, 2008	$147.25	$111.68	$135.20
June 30, 2008	$163.00	$132.46	$152.39
September 30, 2008	$154.50	$105.16	$109.84
December 31, 2008	$108.42	$41.95	$47.25
March 31, 2009	$67.16	$46.11	$58.84
June 30, 2009	$85.56	$56.75	$74.29
September 30, 2009	$87.22	$65.04	$85.53
December 31, 2009	$94.44	$78.71	$82.80
January 26, 2010*	$94.88	$84.50	$87.34

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: RIG

Initial price: $87.34

Protection level: 80.00%

Protection price: $69.87

Physical delivery amount: 11 ($1,000/Initial price)

Fractional shares: 0.449508

Coupon: 8.00% per annum

Maturity: January 28, 2011

Dividend yield: 0.00% per annum

Coupon amount per monthly: $6.67

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.00%		100.00%
+ 90%	8.00%		90.00%
+ 80%	8.00%		80.00%
+ 70%	8.00%		70.00%
+ 60%	8.00%		60.00%
+ 50%	8.00%		50.00%
+ 40%	8.00%		40.00%
+ 30%	8.00%		30.00%
+ 20%	8.00%		20.00%
+ 10%	8.00%		10.00%
+ 5%	8.00%		5.00%

0%	8.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.00%	3.00%	-5.00%
- 10%	8.00%	-2.00%	-10.00%
- 20%	8.00%	-12.00%	-20.00%
- 30%	N/A	-22.00%	-30.00%
- 40%	N/A	-32.00%	-40.00%
- 50%	N/A	-42.00%	-50.00%
- 60%	N/A	-52.00%	-60.00%
- 70%	N/A	-62.00%	-70.00%
- 80%	N/A	-72.00%	-80.00%
- 90%	N/A	-82.00%	-90.00%
- 100%	N/A	-92.00%	-100.00%

Research In Motion Limited

According to publicly available information, Research In Motion Limited (the “Company”) is a leading designer, manufacturer and marketer of innovative wireless solutions for the worldwide mobile communications market. Through the development of integrated hardware, software and services that support multiple wireless network standards, the Company provides platforms and solutions for seamless access to time-sensitive information including email, phone, SMS messaging, Internet and intranet-based applications. The Company’s technology also enables a broad array of third party developers and manufacturers to enhance their products and services with wireless connectivity to data.

The Company’s portfolio of award-winning products, services and embedded technologies are used by thousands of organizations around the world and, as of February 28, 2009, include the BlackBerry wireless platform, the RIM Wireless Handhelds™ product line, software development tools, radio-modems and other hardware and software. Founded in 1984 and based in Waterloo, Ontario, the Company operates offices in North America, Europe and Asia Pacific.

The linked share’s SEC file number is: 0-29898.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$16.94	$11.02	$15.55
June 30, 2004	$23.08	$14.17	$22.81
September 30, 2004	$25.81	$17.42	$25.45
December 31, 2004	$34.52	$24.06	$27.47
March 31, 2005	$27.88	$20.09	$25.47
June 30, 2005	$28.18	$20.63	$24.58
September 30, 2005	$27.50	$22.38	$22.80
December 30, 2005	$23.14	$17.00	$22.00
March 31, 2006	$30.18	$20.97	$28.29
June 30, 2006	$29.37	$20.34	$23.26
September 29, 2006	$34.83	$20.71	$34.22
December 29, 2006	$47.55	$32.92	$42.59
March 30, 2007	$49.02	$39.92	$45.50
June 29, 2007	$66.86	$42.93	$66.66
September 28, 2007	$100.98	$61.55	$98.55
December 31, 2007	$137.00	$95.02	$113.40
March 31, 2008	$118.35	$80.20	$112.23
June 30, 2008	$148.11	$113.01	$116.90
September 30, 2008	$135.00	$60.11	$68.30
December 31, 2008	$68.23	$35.10	$40.58
March 31, 2009	$60.41	$35.05	$43.07
June 30, 2009	$86.00	$42.76	$71.05
September 30, 2009	$88.07	$63.36	$67.55
December 31, 2009	$71.60	$54.31	$67.54
January 26, 2010*	$68.20	$60.40	$61.62

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: RIMM

Initial price: $61.62

Protection level: 75.00%

Protection price: $46.22

Physical delivery amount: 16 ($1,000/Initial price)

Fractional shares: 0.228497

Coupon: 9.50% per annum

Maturity: January 28, 2011

Dividend yield: 0.00% per annum

Coupon amount per monthly: $7.92

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.50%		100.00%
+ 90%	9.50%		90.00%
+ 80%	9.50%		80.00%
+ 70%	9.50%		70.00%
+ 60%	9.50%		60.00%
+ 50%	9.50%		50.00%
+ 40%	9.50%		40.00%
+ 30%	9.50%		30.00%
+ 20%	9.50%		20.00%
+ 10%	9.50%		10.00%
+ 5%	9.50%		5.00%

0%	9.50%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.50%	4.50%	-5.00%
- 10%	9.50%	-0.50%	-10.00%
- 20%	9.50%	-10.50%	-20.00%
- 30%	N/A	-20.50%	-30.00%
- 40%	N/A	-30.50%	-40.00%
- 50%	N/A	-40.50%	-50.00%
- 60%	N/A	-50.50%	-60.00%
- 70%	N/A	-60.50%	-70.00%
- 80%	N/A	-70.50%	-80.00%
- 90%	N/A	-80.50%	-90.00%
- 100%	N/A	-90.50%	-100.00%

Polo Ralph Lauren Corporation

According to publicly available information, Polo Ralph Lauren Corporation (the “Company”) is one of the global leaders in design, marketing and distribution of premium lifestyle products, including men’s, women’s and children’s apparel, accessories, fragrances and home furnishings. As of the Company’s fiscal year 2009, the sales have grown to $5.019 billion from $3.305 billion in fiscal year 2005.

The linked share’s SEC file number is 001-13057.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$34.90	$27.30	$34.28
June 30, 2004	$37.05	$31.23	$34.45
September 30, 2004	$38.57	$31.01	$36.37
December 31, 2004	$42.83	$33.75	$42.60
March 31, 2005	$42.59	$37.68	$38.80
June 30, 2005	$44.70	$34.20	$43.11
September 30, 2005	$53.23	$42.90	$50.30
December 30, 2005	$56.84	$47.83	$56.14
March 31, 2006	$61.74	$52.97	$60.61
June 30, 2006	$62.87	$52.02	$54.90
September 29, 2006	$66.20	$45.65	$64.69
December 29, 2006	$83.15	$64.77	$77.66
March 30, 2007	$90.12	$77.90	$88.15
June 29, 2007	$101.46	$87.70	$98.11
September 28, 2007	$102.58	$71.76	$77.75
December 31, 2007	$78.61	$60.41	$61.79
March 31, 2008	$68.67	$50.55	$58.29
June 30, 2008	$71.20	$57.15	$62.78
September 30, 2008	$80.51	$53.86	$66.64
December 31, 2008	$65.95	$31.22	$45.41
March 31, 2009	$48.23	$31.66	$42.25
June 30, 2009	$59.50	$40.80	$53.54
September 30, 2009	$78.54	$49.20	$76.62
December 31, 2009	$83.50	$71.71	$80.98
January 26, 2010*	$86.97	$80.19	$82.57

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: RL

Initial price: $82.57

Protection level: 80.00%

Protection price: $66.06

Physical delivery amount: 12 ($1,000/Initial price)

Fractional shares: 0.110936

Coupon: 8.50% per annum

Maturity: January 28, 2011

Dividend yield: 0.30% per annum

Coupon amount per monthly: $7.08

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.50%		100.30%
+ 90%	8.50%		90.30%
+ 80%	8.50%		80.30%
+ 70%	8.50%		70.30%
+ 60%	8.50%		60.30%
+ 50%	8.50%		50.30%
+ 40%	8.50%		40.30%
+ 30%	8.50%		30.30%
+ 20%	8.50%		20.30%
+ 10%	8.50%		10.30%
+ 5%	8.50%		5.30%

0%	8.50%		0.30%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.50%	3.50%	-4.70%
- 10%	8.50%	-1.50%	-9.70%
- 20%	8.50%	-11.50%	-19.70%
- 30%	N/A	-21.50%	-29.70%
- 40%	N/A	-31.50%	-39.70%
- 50%	N/A	-41.50%	-49.70%
- 60%	N/A	-51.50%	-59.70%
- 70%	N/A	-61.50%	-69.70%
- 80%	N/A	-71.50%	-79.70%
- 90%	N/A	-81.50%	-89.70%
- 100%	N/A	-91.50%	-99.70%

Starbucks Corporation

According to publicly available information, Starbucks Corporation (“the Company”) was formed in 1985. The Company purchases and roasts high-quality whole bean coffees and sells them, along with rich-brewed coffees, Italian-style espresso beverages, cold blended beverages, a variety of complementary food items, coffee-related accessories and equipment, a selection of premium teas and a line of compact discs, primarily through Company-operated retail stores. The Company also sells coffee and tea products and licenses its trademark through other channels and, through certain of its equity investees, the Company produces and sells ready-to-drink beverages which include, among others, bottled Frappuccino® coffee drinks and Starbucks DoubleShot® espresso drinks, and a line of superpremium ice creams.

The linked share’s SEC file number is 0-20322.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$19.84	$16.45	$18.88
June 30, 2004	$22.20	$18.37	$21.74
September 30, 2004	$24.20	$21.03	$22.73
December 31, 2004	$32.13	$22.65	$31.18
March 31, 2005	$31.67	$24.57	$25.83
June 30, 2005	$28.45	$22.30	$25.83
September 30, 2005	$27.19	$23.01	$25.05
December 30, 2005	$32.46	$24.87	$30.01
March 31, 2006	$38.11	$29.90	$37.64
June 30, 2006	$39.76	$34.60	$37.76
September 29, 2006	$38.33	$28.72	$34.05
December 29, 2006	$40.00	$33.61	$35.42
March 30, 2007	$36.61	$28.87	$31.36
June 29, 2007	$32.19	$25.22	$26.24
September 28, 2007	$28.60	$25.67	$26.20
December 31, 2007	$26.92	$19.89	$20.47
March 31, 2008	$21.01	$16.77	$17.50
June 30, 2008	$18.89	$15.39	$15.74
September 30, 2008	$17.18	$13.33	$14.87
December 31, 2008	$15.05	$7.06	$9.46
March 31, 2009	$12.42	$8.13	$11.11
June 30, 2009	$15.44	$10.86	$13.89
September 30, 2009	$20.94	$12.76	$20.65
December 31, 2009	$23.95	$18.69	$23.06
January 26, 2010*	$24.44	$22.18	$22.54

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: SBUX

Initial price: $22.54

Protection level: 80.00%

Protection price: $18.03

Physical delivery amount: 44 ($1,000/Initial price)

Fractional shares: 0.365572

Coupon: 8.50% per annum

Maturity: January 28, 2011

Dividend yield: 0.00% per annum

Coupon amount per monthly: $7.08

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.50%		100.00%
+ 90%	8.50%		90.00%
+ 80%	8.50%		80.00%
+ 70%	8.50%		70.00%
+ 60%	8.50%		60.00%
+ 50%	8.50%		50.00%
+ 40%	8.50%		40.00%
+ 30%	8.50%		30.00%
+ 20%	8.50%		20.00%
+ 10%	8.50%		10.00%
+ 5%	8.50%		5.00%

0%	8.50%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.50%	3.50%	-5.00%
- 10%	8.50%	-1.50%	-10.00%
- 20%	8.50%	-11.50%	-20.00%
- 30%	N/A	-21.50%	-30.00%
- 40%	N/A	-31.50%	-40.00%
- 50%	N/A	-41.50%	-50.00%
- 60%	N/A	-51.50%	-60.00%
- 70%	N/A	-61.50%	-70.00%
- 80%	N/A	-71.50%	-80.00%
- 90%	N/A	-81.50%	-90.00%
- 100%	N/A	-91.50%	-100.00%

Smith International, Inc.

According to publicly available information, Smith International, Inc. (the “Company”) is a leading worldwide supplier of premium products and services to the oil and gas exploration and production industry, the petrochemical industry and other industrial markets. The Company provides a comprehensive line of technologically-advanced products and engineering services, including drilling and completion fluid systems, solids-control equipment, waste-management services, production chemicals, three-cone and diamond drill bits, turbines, fishing services, drilling tools, underreamers, casing exit and multilateral systems, packers and liner hangers. The Company also offers supply-chain management solutions through an extensive North American branch network providing pipe, valves, fittings, mill, safety and other maintenance products.

The Company was incorporated in the state of California in January 1937 and reincorporated under Delaware law in May 1983. The Company’s executive offices are headquartered at 411 North Sam Houston Parkway, Suite 600, Houston, Texas 77060. The Company’s Internet website is located at www.smith.com.

The linked share’s SEC file number is 1-8514.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$27.45	$20.03	$26.76
June 30, 2004	$29.09	$23.86	$27.88
September 30, 2004	$31.01	$25.89	$30.37
December 31, 2004	$31.49	$26.85	$27.21
March 31, 2005	$33.15	$25.80	$31.37
June 30, 2005	$32.40	$27.35	$31.85
September 30, 2005	$35.55	$31.73	$33.31
December 30, 2005	$40.08	$29.11	$37.11
March 31, 2006	$45.37	$35.18	$38.96
June 30, 2006	$45.50	$35.80	$44.47
September 29, 2006	$46.48	$34.87	$38.80
December 29, 2006	$44.68	$35.43	$41.07
March 30, 2007	$49.05	$36.13	$48.05
June 29, 2007	$60.80	$47.68	$58.64
September 28, 2007	$74.32	$54.08	$71.40
December 31, 2007	$76.99	$58.95	$73.85
March 31, 2008	$76.89	$53.39	$64.23
June 30, 2008	$85.67	$62.74	$83.14
September 30, 2008	$88.24	$54.71	$58.64
December 31, 2008	$57.82	$18.23	$22.89
March 31, 2009	$29.44	$18.43	$21.48
June 30, 2009	$32.43	$20.50	$25.75
September 30, 2009	$30.92	$22.14	$28.70
December 31, 2009	$34.46	$25.54	$27.17
January 26, 2010*	$31.56	$27.66	$30.56

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: SII

Initial price: $30.56

Protection level: 80.00%

Protection price: $24.45

Physical delivery amount: 32 ($1,000/Initial price)

Fractional shares: 0.722513

Coupon: 9.50% per annum

Maturity: January 28, 2011

Dividend yield: 1.57% per annum

Coupon amount per monthly: $7.92

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.50%		101.57%
+ 90%	9.50%		91.57%
+ 80%	9.50%		81.57%
+ 70%	9.50%		71.57%
+ 60%	9.50%		61.57%
+ 50%	9.50%		51.57%
+ 40%	9.50%		41.57%
+ 30%	9.50%		31.57%
+ 20%	9.50%		21.57%
+ 10%	9.50%		11.57%
+ 5%	9.50%		6.57%

0%	9.50%		1.57%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.50%	4.50%	-3.43%
- 10%	9.50%	-0.50%	-8.43%
- 20%	9.50%	-10.50%	-18.43%
- 30%	N/A	-20.50%	-28.43%
- 40%	N/A	-30.50%	-38.43%
- 50%	N/A	-40.50%	-48.43%
- 60%	N/A	-50.50%	-58.43%
- 70%	N/A	-60.50%	-68.43%
- 80%	N/A	-70.50%	-78.43%
- 90%	N/A	-80.50%	-88.43%
- 100%	N/A	-90.50%	-98.43%

Schlumberger N.V. (Schlumberger Limited)

According to publicly available information, Schlumberger N.V. (Schlumberger Limited) (the “Company”), founded in 1926, the Company is an oilfield services company, supplying technology, project management and information solutions that optimize performance in the oil and gas industry. As of December 31, 2008, the Company employed approximately 87,000 people of over 140 nationalities operating in approximately 80 countries. The Company has principal executive offices in Houston, Paris, and The Hague and consists of two business segments—Schlumberger Oilfield Services and WesternGeco. Schlumberger Oilfield Services is an oilfield services company supplying a wide range of technology services and solutions to the international petroleum industry. WesternGeco is a technologically advanced surface seismic company.

The linked share’s SEC file number is 001-04601.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$33.38	$26.27	$31.93
June 30, 2004	$32.35	$27.38	$31.76
September 30, 2004	$33.93	$29.33	$33.66
December 31, 2004	$34.94	$30.51	$33.48
March 31, 2005	$39.16	$31.58	$35.24
June 30, 2005	$39.23	$32.31	$37.97
September 30, 2005	$43.90	$37.43	$42.19
December 30, 2005	$51.49	$38.66	$48.58
March 31, 2006	$65.87	$49.20	$63.29
June 30, 2006	$73.87	$54.12	$65.11
September 29, 2006	$68.54	$54.24	$62.03
December 29, 2006	$69.30	$56.85	$63.16
March 30, 2007	$71.17	$56.31	$69.10
June 29, 2007	$89.20	$68.25	$84.94
September 28, 2007	$108.47	$81.30	$105.00
December 31, 2007	$113.86	$87.42	$98.37
March 31, 2008	$102.71	$72.30	$87.00
June 30, 2008	$110.11	$85.75	$107.43
September 30, 2008	$111.91	$73.53	$78.09
December 31, 2008	$78.00	$37.24	$42.33
March 31, 2009	$49.25	$35.05	$40.62
June 30, 2009	$63.78	$39.13	$54.11
September 30, 2009	$63.00	$48.13	$59.60
December 31, 2009	$71.10	$56.00	$65.09
January 26, 2010*	$72.00	$64.50	$65.75

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: SLB

Initial price: $65.75

Protection level: 80.00%

Protection price: $52.60

Physical delivery amount: 15 ($1,000/Initial price)

Fractional shares: 0.209125

Coupon: 8.00% per annum

Maturity: January 28, 2011

Dividend yield: 1.29% per annum

Coupon amount per monthly: $6.67

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.00%		101.29%
+ 90%	8.00%		91.29%
+ 80%	8.00%		81.29%
+ 70%	8.00%		71.29%
+ 60%	8.00%		61.29%
+ 50%	8.00%		51.29%
+ 40%	8.00%		41.29%
+ 30%	8.00%		31.29%
+ 20%	8.00%		21.29%
+ 10%	8.00%		11.29%
+ 5%	8.00%		6.29%

0%	8.00%		1.29%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.00%	3.00%	-3.71%
- 10%	8.00%	-2.00%	-8.71%
- 20%	8.00%	-12.00%	-18.71%
- 30%	N/A	-22.00%	-28.71%
- 40%	N/A	-32.00%	-38.71%
- 50%	N/A	-42.00%	-48.71%
- 60%	N/A	-52.00%	-58.71%
- 70%	N/A	-62.00%	-68.71%
- 80%	N/A	-72.00%	-78.71%
- 90%	N/A	-82.00%	-88.71%
- 100%	N/A	-92.00%	-98.71%

Superior Energy Services, Inc.

According to publicly available information, Superior Energy Services, Inc. (the “Company”) is a provider of specialized oilfield services and equipment. The Company focuses on serving the drilling-related needs of oil and gas companies primarily through its rental tools segment, and the production-related needs of oil and gas companies through its well intervention, rental tools and marine segments. The Company also owns and operates mature oil and gas properties in the Gulf of Mexico.

The Company provides well intervention services that stimulate oil and gas production. The Company’s well intervention services include coiled tubing, electric line, pumping and stimulation, gas lift, well control, snubbing, recompletion, engineering and well evaluation, offshore oil and gas cleaning, decommissioning, plug and abandonment and mechanical wireline as of December 31, 2008.

The Company also provides services in three other business segments including: Rental Tools, Marine Lifeboat Services, and Oil and Gas Operations.

The linked share’s SEC file number is 333-22603.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$10.95	$8.98	$10.08
June 30, 2004	$11.30	$8.65	$10.05
September 30, 2004	$12.93	$9.98	$12.92
December 31, 2004	$15.73	$11.95	$15.41
March 31, 2005	$19.75	$14.81	$17.20
June 30, 2005	$18.46	$13.71	$17.80
September 30, 2005	$24.10	$17.64	$23.09
December 30, 2005	$23.97	$17.33	$21.05
March 31, 2006	$27.61	$21.30	$26.79
June 30, 2006	$35.87	$26.21	$33.90
September 29, 2006	$35.70	$21.44	$26.26
December 29, 2006	$36.48	$24.04	$32.68
March 30, 2007	$35.65	$28.21	$34.47
June 29, 2007	$41.78	$34.36	$39.92
September 28, 2007	$41.90	$34.57	$35.44
December 31, 2007	$37.95	$31.59	$34.42
March 31, 2008	$45.87	$33.81	$39.62
June 30, 2008	$57.75	$38.70	$55.14
September 30, 2008	$55.08	$28.83	$31.14
December 31, 2008	$30.81	$11.61	$15.93
March 31, 2009	$18.75	$11.20	$12.89
June 30, 2009	$24.65	$12.37	$17.27
September 30, 2009	$23.18	$14.76	$22.52
December 31, 2009	$25.91	$20.05	$24.29
January 26, 2010*	$26.94	$23.32	$24.13

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: SPN

Initial price: $24.13

Protection level: 75.00%

Protection price: $18.10

Physical delivery amount: 41 ($1,000/Initial price)

Fractional shares: 0.442188

Coupon: 10.00% per annum

Maturity: January 28, 2011

Dividend yield: 0.00% per annum

Coupon amount per monthly: $8.33

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	10.00%		100.00%
+ 90%	10.00%		90.00%
+ 80%	10.00%		80.00%
+ 70%	10.00%		70.00%
+ 60%	10.00%		60.00%
+ 50%	10.00%		50.00%
+ 40%	10.00%		40.00%
+ 30%	10.00%		30.00%
+ 20%	10.00%		20.00%
+ 10%	10.00%		10.00%
+ 5%	10.00%		5.00%

0%	10.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	10.00%	5.00%	-5.00%
- 10%	10.00%	0.00%	-10.00%
- 20%	10.00%	-10.00%	-20.00%
- 30%	N/A	-20.00%	-30.00%
- 40%	N/A	-30.00%	-40.00%
- 50%	N/A	-40.00%	-50.00%
- 60%	N/A	-50.00%	-60.00%
- 70%	N/A	-60.00%	-70.00%
- 80%	N/A	-70.00%	-80.00%
- 90%	N/A	-80.00%	-90.00%
- 100%	N/A	-90.00%	-100.00%

Steel Dynamics, Inc.

According to publicly available information, Steel Dynamics, Inc. (the “Company”) is one of the largest steel producers in the United States based on an estimated annual steelmaking capability of approximately 5.2 million tons, with actual 2006 shipments from steel operations totaling 4.8 million tons. The company’s 2008 consolidated shipments, excluding shipments between its operating divisions, totaled 5.6 million tons. During 2008, its net sales were $8.1 billion. At December 31, 2008, the Company had approximately 6,650 employees in its various operations throughout the eastern half of the United States.

The linked share’s SEC file number is 0-21719.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$6.47	$5.21	$6.20
June 30, 2004	$7.27	$5.19	$7.16
September 30, 2004	$9.85	$6.98	$9.66
December 31, 2004	$10.61	$7.35	$9.47
March 31, 2005	$11.60	$8.22	$8.61
June 30, 2005	$8.76	$6.26	$6.56
September 30, 2005	$8.85	$6.53	$8.49
December 30, 2005	$9.18	$6.66	$8.88
March 31, 2006	$14.81	$8.75	$14.18
June 30, 2006	$17.49	$12.17	$16.44
September 29, 2006	$16.75	$11.30	$12.61
December 29, 2006	$17.95	$11.95	$16.23
March 30, 2007	$22.14	$15.43	$21.60
June 29, 2007	$24.77	$19.46	$20.96
September 28, 2007	$24.88	$16.83	$23.35
December 31, 2007	$30.66	$21.77	$29.79
March 31, 2008	$35.28	$21.14	$33.04
June 30, 2008	$40.91	$32.28	$39.07
September 30, 2008	$38.67	$15.47	$17.09
December 31, 2008	$16.94	$5.18	$11.18
March 31, 2009	$14.39	$5.95	$8.81
June 30, 2009	$16.68	$8.18	$14.73
September 30, 2009	$18.56	$12.43	$15.34
December 31, 2009	$18.63	$13.07	$17.72
January 26, 2010*	$20.47	$15.86	$16.05

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: STLD

Initial price: $16.05

Protection level: 75.00%

Protection price: $12.04

Physical delivery amount: 62 ($1,000/Initial price)

Fractional shares: 0.305296

Coupon: 9.50% per annum

Maturity: January 28, 2011

Dividend yield: 2.05% per annum

Coupon amount per monthly: $7.92

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.50%		102.05%
+ 90%	9.50%		92.05%
+ 80%	9.50%		82.05%
+ 70%	9.50%		72.05%
+ 60%	9.50%		62.05%
+ 50%	9.50%		52.05%
+ 40%	9.50%		42.05%
+ 30%	9.50%		32.05%
+ 20%	9.50%		22.05%
+ 10%	9.50%		12.05%
+ 5%	9.50%		7.05%

0%	9.50%		2.05%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.50%	4.50%	-2.95%
- 10%	9.50%	-0.50%	-7.95%
- 20%	9.50%	-10.50%	-17.95%
- 30%	N/A	-20.50%	-27.95%
- 40%	N/A	-30.50%	-37.95%
- 50%	N/A	-40.50%	-47.95%
- 60%	N/A	-50.50%	-57.95%
- 70%	N/A	-60.50%	-67.95%
- 80%	N/A	-70.50%	-77.95%
- 90%	N/A	-80.50%	-87.95%
- 100%	N/A	-90.50%	-97.95%

State Street Corporation

According to publicly available information, State Street Corporation, through its subsidiaries, provides a range of products and services for the institutional investors worldwide. It operates in two divisions, Investment Servicing and Investment Management. These divisions provide a range of products and services, which include mutual funds, collective investment funds and other investment pools, corporate and public retirement plans, insurance companies, foundations, endowments and other investment pools, and investment managers. The Investment Servicing division offers a range of services, including custody, product- and participant-level accounting, daily pricing, and administration; master trust and master custody; recordkeeping; shareholder comprising mutual fund and collective investment fund shareholder accounting; foreign exchange, brokerage, and other trading; securities finance; deposit and short-term investment facilities; loans and lease financing; investment manager and hedge fund manager operations outsourcing; and performance, risk, and compliance analytics. The Investment Management division provides a range of services for managing financial assets, such as investment research services and investment management, including the passive and active U.S. and the non-U.S. equity and fixed-income strategies; and other related services, such as securities finance. The company was founded in 1832 and is headquartered in Boston, Massachusetts.

The linked share’s SEC file number is: 001-07511.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$56.90	$49.76	$52.13
June 30, 2004	$54.39	$45.40	$49.04
September 30, 2004	$49.90	$41.59	$42.71
December 31, 2004	$49.25	$39.95	$49.12
March 31, 2005	$49.15	$42.61	$43.72
June 30, 2005	$51.93	$40.62	$48.25
September 30, 2005	$51.50	$47.04	$48.92
December 30, 2005	$59.79	$48.47	$55.44
March 31, 2006	$63.73	$55.42	$60.43
June 30, 2006	$66.18	$56.27	$58.09
September 29, 2006	$64.35	$54.39	$62.40
December 29, 2006	$68.56	$60.96	$67.44
March 30, 2007	$72.82	$61.70	$64.75
June 29, 2007	$70.58	$64.21	$68.40
September 28, 2007	$73.44	$59.14	$68.16
December 31, 2007	$82.50	$66.79	$81.20
March 31, 2008	$86.55	$70.69	$79.00
June 30, 2008	$85.31	$63.23	$63.99
September 30, 2008	$74.85	$29.26	$56.88
December 31, 2008	$58.00	$28.07	$39.33
March 31, 2009	$46.07	$14.44	$30.78
June 30, 2009	$49.10	$28.89	$47.20
September 30, 2009	$55.19	$42.81	$52.60
December 31, 2009	$55.67	$39.25	$43.54
January 26, 2010*	$46.90	$42.45	$43.08

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: STT

Initial price: $43.08

Protection level: 80.00%

Protection price: $34.46

Physical delivery amount: 23 ($1,000/Initial price)

Fractional shares: 0.212628

Coupon: 8.00% per annum

Maturity: January 28, 2011

Dividend yield: 0.09% per annum

Coupon amount per monthly: $6.67

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.00%		100.09%
+ 90%	8.00%		90.09%
+ 80%	8.00%		80.09%
+ 70%	8.00%		70.09%
+ 60%	8.00%		60.09%
+ 50%	8.00%		50.09%
+ 40%	8.00%		40.09%
+ 30%	8.00%		30.09%
+ 20%	8.00%		20.09%
+ 10%	8.00%		10.09%
+ 5%	8.00%		5.09%

0%	8.00%		0.09%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.00%	3.00%	-4.91%
- 10%	8.00%	-2.00%	-9.91%
- 20%	8.00%	-12.00%	-19.91%
- 30%	N/A	-22.00%	-29.91%
- 40%	N/A	-32.00%	-39.91%
- 50%	N/A	-42.00%	-49.91%
- 60%	N/A	-52.00%	-59.91%
- 70%	N/A	-62.00%	-69.91%
- 80%	N/A	-72.00%	-79.91%
- 90%	N/A	-82.00%	-89.91%
- 100%	N/A	-92.00%	-99.91%

Suncor Energy Inc.

According to publicly available information, Suncor Energy Inc. (the “Company”) is an integrated energy company, with corporate headquarters in Calgary, Alberta, Canada. The Company is strategically focused on developing one of the world’s largest petroleum resource basins – Canada’s Athabasca oil sands. In addition, the Company explores for, acquires, develops, produces and markets crude oil and natural gas, transport and refine crude oil and market petroleum and petrochemical products. Periodically, the Company also markets third-party petroleum products. The Company also carries on energy trading activities focused principally on buying and selling futures contracts and other derivative instruments based on the commodities the Company produces.

In 2008, the Company produced approximately 264,700 boe per day, comprised of 228,000 barrels per day (bpd) of crude oil from our oil sands operations, and 220 million cubic feet equivalent per day (mmcfe/d) of natural gas and liquids from our natural gas business.

The linked share’s SEC file number is 001-12384.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$14.38	$12.34	$13.68
June 30, 2004	$14.04	$11.28	$12.81
September 30, 2004	$16.32	$12.46	$16.01
December 31, 2004	$18.08	$15.58	$17.70
March 31, 2005	$20.85	$15.67	$20.11
June 30, 2005	$24.48	$17.69	$23.66
September 30, 2005	$31.25	$23.70	$30.27
December 30, 2005	$33.00	$24.06	$31.57
March 31, 2006	$41.08	$32.00	$38.51
June 30, 2006	$44.93	$33.68	$40.51
September 29, 2006	$43.39	$31.89	$36.03
December 29, 2006	$41.04	$32.03	$39.46
March 30, 2007	$38.90	$33.89	$38.18
June 29, 2007	$46.76	$37.86	$44.96
September 28, 2007	$50.06	$41.19	$47.41
December 31, 2007	$58.99	$45.70	$54.37
March 31, 2008	$56.73	$39.67	$48.18
June 30, 2008	$74.28	$46.32	$58.12
September 30, 2008	$61.99	$38.00	$42.14
December 31, 2008	$40.49	$14.52	$19.50
March 31, 2009	$27.77	$16.95	$22.21
June 30, 2009	$36.92	$21.61	$30.34
September 30, 2009	$37.30	$25.52	$34.56
December 31, 2009	$39.61	$31.84	$35.31
January 26, 2010*	$38.22	$32.27	$32.97

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: SU

Initial price: $32.97

Protection level: 80.00%

Protection price: $26.38

Physical delivery amount: 30 ($1,000/Initial price)

Fractional shares: 0.330604

Coupon: 9.00% per annum

Maturity: January 28, 2011

Dividend yield: 0.83% per annum

Coupon amount per monthly: $7.50

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.00%		100.83%
+ 90%	9.00%		90.83%
+ 80%	9.00%		80.83%
+ 70%	9.00%		70.83%
+ 60%	9.00%		60.83%
+ 50%	9.00%		50.83%
+ 40%	9.00%		40.83%
+ 30%	9.00%		30.83%
+ 20%	9.00%		20.83%
+ 10%	9.00%		10.83%
+ 5%	9.00%		5.83%

0%	9.00%		0.83%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.00%	4.00%	-4.17%
- 10%	9.00%	-1.00%	-9.17%
- 20%	9.00%	-11.00%	-19.17%
- 30%	N/A	-21.00%	-29.17%
- 40%	N/A	-31.00%	-39.17%
- 50%	N/A	-41.00%	-49.17%
- 60%	N/A	-51.00%	-59.17%
- 70%	N/A	-61.00%	-69.17%
- 80%	N/A	-71.00%	-79.17%
- 90%	N/A	-81.00%	-89.17%
- 100%	N/A	-91.00%	-99.17%

Sunoco, Inc.

According to publicly available information, Sunoco, Inc. (the “Company”) through its subsidiaries is principally a petroleum refiner and marketer and chemicals manufacturer with interests in logistics and cokemaking. The Company’s petroleum refining and marketing operations include the manufacturing and marketing of a full range of petroleum products, including fuels, lubricants and some petrochemicals. The Company’s chemical operations comprise the manufacturing, distribution and marketing of commodity and intermediate petrochemicals. The petroleum refining and marketing, chemicals and logistics operations are conducted principally in the eastern half of the United States. The Company’s cokemaking operations currently are conducted in Virginia, Indiana and Ohio.

The Company’s operations are organized into five business segments (Refining and Supply, Retail Marketing, Chemicals, Logistics and Coke) plus a holding company and a professional services group. The Company is a holding company and is a non-operating parent company which includes certain corporate officers. The professional services group consists of a number of staff functions, including: finance; legal and risk management; materials management; human resources; information systems; health, environment and safety; engineering services; facilities management; transaction processing; and government and public affairs.

The linked share’s SEC file number is: 1-6841.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$32.18	$25.26	$31.19
June 30, 2004	$32.85	$29.13	$31.81
September 30, 2004	$37.19	$29.38	$36.99
December 31, 2004	$42.26	$35.26	$40.86
March 31, 2005	$53.88	$38.10	$51.76
June 30, 2005	$58.59	$46.08	$56.84
September 30, 2005	$81.42	$57.07	$78.20
December 30, 2005	$85.28	$65.09	$78.38
March 31, 2006	$97.22	$71.05	$77.57
June 30, 2006	$88.07	$60.35	$69.29
September 29, 2006	$80.42	$57.62	$62.19
December 29, 2006	$69.42	$57.50	$62.36
March 30, 2007	$71.88	$56.68	$70.44
June 29, 2007	$86.40	$70.03	$79.68
September 28, 2007	$85.00	$60.69	$70.78
December 31, 2007	$78.80	$62.27	$72.44
March 31, 2008	$73.54	$47.93	$52.47
June 30, 2008	$56.88	$36.71	$40.69
September 30, 2008	$49.44	$31.68	$35.58
December 31, 2008	$44.19	$21.30	$43.46
March 31, 2009	$47.39	$25.79	$26.48
June 30, 2009	$32.73	$22.62	$23.20
September 30, 2009	$29.73	$21.45	$28.45
December 31, 2009	$34.49	$25.06	$26.10
January 26, 2010*	$29.28	$25.78	$26.32

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: SUN

Initial price: $26.32

Protection level: 80.00%

Protection price: $21.06

Physical delivery amount: 37 ($1,000/Initial price)

Fractional shares: 0.993921

Coupon: 8.50% per annum

Maturity: January 28, 2011

Dividend yield: 4.66% per annum

Coupon amount per monthly: $7.08

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.50%		104.66%
+ 90%	8.50%		94.66%
+ 80%	8.50%		84.66%
+ 70%	8.50%		74.66%
+ 60%	8.50%		64.66%
+ 50%	8.50%		54.66%
+ 40%	8.50%		44.66%
+ 30%	8.50%		34.66%
+ 20%	8.50%		24.66%
+ 10%	8.50%		14.66%
+ 5%	8.50%		9.66%

0%	8.50%		4.66%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.50%	3.50%	-0.34%
- 10%	8.50%	-1.50%	-5.34%
- 20%	8.50%	-11.50%	-15.34%
- 30%	N/A	-21.50%	-25.34%
- 40%	N/A	-31.50%	-35.34%
- 50%	N/A	-41.50%	-45.34%
- 60%	N/A	-51.50%	-55.34%
- 70%	N/A	-61.50%	-65.34%
- 80%	N/A	-71.50%	-75.34%
- 90%	N/A	-81.50%	-85.34%
- 100%	N/A	-91.50%	-95.34%

Thomas & Betts Corporation

According to publicly available information, Thomas & Betts Corporation (the “Company”) is a leading designer and manufacturer of electrical components used in industrial, construction, retail, utility and communications markets. The Company’s corporate offices are maintained in Tennessee.

As of December 31, 2008, the Company had approximately 10,000 full-time employees worldwide.

The linked share’s SEC file number is 001-04682.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$23.60	$19.64	$21.82
June 30, 2004	$27.37	$21.82	$27.23
September 30, 2004	$27.21	$23.19	$26.82
December 31, 2004	$32.47	$25.87	$30.75
March 31, 2005	$33.88	$27.45	$32.30
June 30, 2005	$33.15	$27.68	$28.24
September 30, 2005	$36.00	$27.94	$34.41
December 30, 2005	$43.34	$32.02	$41.96
March 31, 2006	$52.80	$41.19	$51.38
June 30, 2006	$61.34	$47.69	$51.30
September 29, 2006	$52.29	$42.30	$47.71
December 29, 2006	$54.10	$45.89	$47.28
March 30, 2007	$53.93	$45.19	$48.82
June 29, 2007	$59.16	$48.05	$58.00
September 28, 2007	$64.28	$50.23	$58.64
December 31, 2007	$61.38	$48.58	$49.04
March 31, 2008	$49.12	$33.26	$36.37
June 30, 2008	$43.45	$34.70	$37.85
September 30, 2008	$47.90	$32.19	$39.07
December 31, 2008	$38.90	$15.79	$24.02
March 31, 2009	$28.04	$19.77	$25.02
June 30, 2009	$32.99	$23.17	$28.86
September 30, 2009	$30.75	$24.11	$30.08
December 31, 2009	$38.50	$28.45	$35.79
January 26, 2010*	$36.69	$33.15	$33.80

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: TNB

Initial price: $33.80

Protection level: 80.00%

Protection price: $27.04

Physical delivery amount: 29 ($1,000/Initial price)

Fractional shares: 0.585799

Coupon: 9.00% per annum

Maturity: January 28, 2011

Dividend yield: 0.00% per annum

Coupon amount per monthly: $7.50

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.00%		100.00%
+ 90%	9.00%		90.00%
+ 80%	9.00%		80.00%
+ 70%	9.00%		70.00%
+ 60%	9.00%		60.00%
+ 50%	9.00%		50.00%
+ 40%	9.00%		40.00%
+ 30%	9.00%		30.00%
+ 20%	9.00%		20.00%
+ 10%	9.00%		10.00%
+ 5%	9.00%		5.00%

0%	9.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.00%	4.00%	-5.00%
- 10%	9.00%	-1.00%	-10.00%
- 20%	9.00%	-11.00%	-20.00%
- 30%	N/A	-21.00%	-30.00%
- 40%	N/A	-31.00%	-40.00%
- 50%	N/A	-41.00%	-50.00%
- 60%	N/A	-51.00%	-60.00%
- 70%	N/A	-61.00%	-70.00%
- 80%	N/A	-71.00%	-80.00%
- 90%	N/A	-81.00%	-90.00%
- 100%	N/A	-91.00%	-100.00%

T. Rowe Price Group

According to publicly available information, T. Rowe Price Group (the “Company”) is a financial services holding company that derives its consolidated revenues and net income primarily from investment advisory services that its subsidiaries provide to individual and institutional investors in the sponsored T. Rowe Price mutual funds and other investment portfolios. Our investment advisory revenues depend largely on the total value and composition of assets under our management. Accordingly, fluctuations in financial markets and in the composition of assets under management impact our revenues and results of operations.

As of December 31, 2008, the Company’s total assets under management is $276.3 billion.

The linked share’s SEC file number is: 033-07012-99.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$28.47	$23.67	$26.92
June 30, 2004	$27.46	$23.07	$25.20
September 30, 2004	$26.22	$21.92	$25.47
December 31, 2004	$31.70	$24.42	$31.10
March 31, 2005	$31.75	$28.78	$29.69
June 30, 2005	$31.75	$27.10	$31.30
September 30, 2005	$34.02	$30.76	$32.65
December 30, 2005	$37.70	$30.11	$36.02
March 31, 2006	$39.91	$35.56	$39.11
June 30, 2006	$43.62	$35.45	$37.81
September 29, 2006	$48.08	$34.87	$47.85
December 29, 2006	$48.50	$42.53	$43.77
March 30, 2007	$50.30	$44.59	$47.19
June 29, 2007	$55.21	$46.82	$51.89
September 28, 2007	$57.44	$45.27	$55.69
December 31, 2007	$65.45	$53.46	$60.88
March 31, 2008	$60.40	$43.00	$50.00
June 30, 2008	$63.69	$49.96	$56.47
September 30, 2008	$70.20	$46.22	$53.71
December 31, 2008	$58.00	$24.27	$35.44
March 31, 2009	$37.77	$20.09	$28.86
June 30, 2009	$44.90	$27.47	$41.67
September 30, 2009	$49.15	$36.67	$45.70
December 31, 2009	$55.48	$43.05	$53.25
January 26, 2010*	$55.33	$50.49	$51.37

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: TROW

Initial price: $51.37

Protection level: 80.00%

Protection price: $41.10

Physical delivery amount: 19 ($1,000/Initial price)

Fractional shares: 0.466615

Coupon: 8.00% per annum

Maturity: January 28, 2011

Dividend yield: 1.90% per annum

Coupon amount per monthly: $6.67

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.00%		101.90%
+ 90%	8.00%		91.90%
+ 80%	8.00%		81.90%
+ 70%	8.00%		71.90%
+ 60%	8.00%		61.90%
+ 50%	8.00%		51.90%
+ 40%	8.00%		41.90%
+ 30%	8.00%		31.90%
+ 20%	8.00%		21.90%
+ 10%	8.00%		11.90%
+ 5%	8.00%		6.90%

0%	8.00%		1.90%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.00%	3.00%	-3.10%
- 10%	8.00%	-2.00%	-8.10%
- 20%	8.00%	-12.00%	-18.10%
- 30%	N/A	-22.00%	-28.10%
- 40%	N/A	-32.00%	-38.10%
- 50%	N/A	-42.00%	-48.10%
- 60%	N/A	-52.00%	-58.10%
- 70%	N/A	-62.00%	-68.10%
- 80%	N/A	-72.00%	-78.10%
- 90%	N/A	-82.00%	-88.10%
- 100%	N/A	-92.00%	-98.10%

Tyson Foods, Inc.

According to publicly available information, Tyson Foods, Inc. (the “Company”) is one of the world’s largest meat protein company. The company produces, distributes and markets chicken, beef, pork, and prepared foods and related allied products.

As of October 3, 2009, the Company employed approximately 117,000 employees.

The linked share’s SEC file number is 001-14704.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$18.25	$12.97	$18.05
June 30, 2004	$20.98	$18.01	$20.95
September 30, 2004	$21.28	$15.53	$16.02
December 31, 2004	$18.51	$13.97	$18.40
March 31, 2005	$18.50	$16.22	$16.68
June 30, 2005	$19.25	$15.90	$17.80
September 30, 2005	$19.91	$16.76	$18.05
December 30, 2005	$18.74	$16.14	$17.10
March 31, 2006	$17.07	$12.57	$13.74
June 30, 2006	$17.33	$12.83	$14.86
September 29, 2006	$16.70	$13.05	$15.88
December 29, 2006	$17.05	$14.10	$16.45
March 30, 2007	$19.56	$15.67	$19.41
June 29, 2007	$24.32	$19.41	$23.04
September 28, 2007	$24.03	$17.79	$17.85
December 31, 2007	$18.79	$13.62	$15.33
March 31, 2008	$17.44	$12.81	$15.95
June 30, 2008	$19.50	$13.10	$14.94
September 30, 2008	$17.55	$10.97	$11.94
December 31, 2008	$13.08	$4.40	$8.76
March 31, 2009	$10.15	$7.51	$9.39
June 30, 2009	$14.23	$9.17	$12.61
September 30, 2009	$13.32	$10.76	$12.63
December 31, 2009	$13.39	$11.91	$12.27
January 26, 2010*	$14.11	$12.15	$13.98

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: TSN

Initial price: $13.98

Protection level: 80.00%

Protection price: $11.18

Physical delivery amount: 71 ($1,000/Initial price)

Fractional shares: 0.530758

Coupon: 8.50% per annum

Maturity: January 28, 2011

Dividend yield: 1.16% per annum

Coupon amount per monthly: $7.08

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.50%		101.16%
+ 90%	8.50%		91.16%
+ 80%	8.50%		81.16%
+ 70%	8.50%		71.16%
+ 60%	8.50%		61.16%
+ 50%	8.50%		51.16%
+ 40%	8.50%		41.16%
+ 30%	8.50%		31.16%
+ 20%	8.50%		21.16%
+ 10%	8.50%		11.16%
+ 5%	8.50%		6.16%

0%	8.50%		1.16%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.50%	3.50%	-3.84%
- 10%	8.50%	-1.50%	-8.84%
- 20%	8.50%	-11.50%	-18.84%
- 30%	N/A	-21.50%	-28.84%
- 40%	N/A	-31.50%	-38.84%
- 50%	N/A	-41.50%	-48.84%
- 60%	N/A	-51.50%	-58.84%
- 70%	N/A	-61.50%	-68.84%
- 80%	N/A	-71.50%	-78.84%
- 90%	N/A	-81.50%	-88.84%
- 100%	N/A	-91.50%	-98.84%

Tesoro Corporation

According to publicly available information, Tesoro Corporation (“the Company”) is based in San Antonio, Texas. The Company was incorporated in Delaware in 1968 under the name Tesoro Petroleum Corporation, which was subsequently changed in 2004 to Tesoro Corporation. As of December 31, 2008, the Company is an independent petroleum refiner and marketer in the United States with two operating segments — (1) refining crude oil and other feedstocks at its seven refineries in the western and mid-continental United States and selling refined products in bulk and wholesale markets and (2) selling motor fuels and convenience products in the retail market through its 911 branded retail stations in 17 states. The Company’s refining segment produces refined products, primarily gasoline and gasoline blendstocks, jet fuel, diesel fuel and heavy fuel oils for sale to a wide variety of commercial customers in the western and mid-continental United States. Its retail segment distributes motor fuels through a network of retail stations, primarily under the Tesoro®, Mirastar®, Shell® and USA Gasolinetm brands.

The Company’s principal executive offices are located at 300 Concord Plaza Drive, San Antonio, Texas 78216-6999.

The linked share’s SEC file number is 001-03473.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$9.67	$7.00	$9.40
June 30, 2004	$13.88	$8.88	$13.80
September 30, 2004	$15.85	$10.90	$14.77
December 31, 2004	$17.33	$13.88	$15.93
March 31, 2005	$19.09	$14.13	$18.51
June 30, 2005	$24.93	$17.03	$23.26
September 30, 2005	$35.90	$23.06	$33.62
December 30, 2005	$34.64	$26.17	$30.78
March 31, 2006	$36.99	$28.85	$34.17
June 30, 2006	$37.86	$30.16	$37.18
September 29, 2006	$38.40	$26.48	$28.99
December 29, 2006	$36.55	$27.33	$32.89
March 30, 2007	$51.40	$31.47	$50.22
June 29, 2007	$64.65	$50.06	$57.15
September 28, 2007	$62.00	$42.64	$46.02
December 31, 2007	$65.50	$44.53	$47.70
March 31, 2008	$48.35	$26.55	$30.00
June 30, 2008	$33.40	$18.60	$19.77
September 30, 2008	$20.17	$14.29	$16.49
December 31, 2008	$16.86	$6.71	$13.17
March 31, 2009	$19.16	$11.88	$13.47
June 30, 2009	$18.76	$12.25	$12.73
September 30, 2009	$16.04	$10.63	$14.98
December 31, 2009	$16.92	$12.27	$13.55
January 26, 2010*	$15.33	$12.72	$12.96

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.
•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: TSO

Initial price: $12.96

Protection level: 75.00%

Protection price: $9.72

Physical delivery amount: 77 ($1,000/Initial price)

Fractional shares: 0.160494

Coupon: 10.00% per annum

Maturity: January 28, 2011

Dividend yield: 2.74% per annum

Coupon amount per monthly: $8.33

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	10.00%		102.74%
+ 90%	10.00%		92.74%
+ 80%	10.00%		82.74%
+ 70%	10.00%		72.74%
+ 60%	10.00%		62.74%
+ 50%	10.00%		52.74%
+ 40%	10.00%		42.74%
+ 30%	10.00%		32.74%
+ 20%	10.00%		22.74%
+ 10%	10.00%		12.74%
+ 5%	10.00%		7.74%

0%	10.00%		2.74%

	Protection Price Ever Breached?
	NO	YES
- 5%	10.00%	5.00%	-2.26%
- 10%	10.00%	0.00%	-7.26%
- 20%	10.00%	-10.00%	-17.26%
- 30%	N/A	-20.00%	-27.26%
- 40%	N/A	-30.00%	-37.26%
- 50%	N/A	-40.00%	-47.26%
- 60%	N/A	-50.00%	-57.26%
- 70%	N/A	-60.00%	-67.26%
- 80%	N/A	-70.00%	-77.26%
- 90%	N/A	-80.00%	-87.26%
- 100%	N/A	-90.00%	-97.26%

Tupperware Brands Corporation

According to publicly available information, Tupperware Brands Corporation (the “Company”) is a global direct seller of premium, innovative products across multiple brands and categories through an independent sales force of 2.3 million. As of December 27, 2003, the Company had approximately 1,800 distributors, 58,700 managers, and 1.2 million dealers worldwide.

The linked share’s SEC file number is 001-11657.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$19.60	$16.16	$17.81
June 30, 2004	$19.91	$17.05	$19.43
September 30, 2004	$19.74	$16.01	$16.98
December 31, 2004	$21.00	$16.36	$20.72
March 31, 2005	$21.42	$19.46	$20.36
June 30, 2005	$23.90	$19.51	$23.37
September 30, 2005	$24.68	$19.85	$22.78
December 30, 2005	$24.00	$20.58	$22.40
March 31, 2006	$23.60	$19.81	$20.59
June 30, 2006	$22.89	$19.01	$19.69
September 29, 2006	$20.04	$17.06	$19.46
December 29, 2006	$22.63	$19.30	$22.61
March 30, 2007	$25.19	$21.67	$24.93
June 29, 2007	$29.60	$24.52	$28.74
September 28, 2007	$33.35	$25.95	$31.49
December 31, 2007	$36.74	$31.04	$33.03
March 31, 2008	$39.46	$23.60	$38.68
June 30, 2008	$44.98	$32.90	$34.22
September 30, 2008	$41.33	$25.59	$27.63
December 31, 2008	$27.22	$14.63	$22.70
March 31, 2009	$24.72	$10.91	$16.99
June 30, 2009	$27.63	$16.46	$26.02
September 30, 2009	$40.94	$25.02	$39.92
December 31, 2009	$50.20	$37.55	$46.57
January 26, 2010*	$49.22	$41.44	$42.16

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: TUP

Initial price: $42.16

Protection level: 80.00%

Protection price: $33.73

Physical delivery amount: 23 ($1,000/Initial price)

Fractional shares: 0.719165

Coupon: 9.50% per annum

Maturity: January 28, 2011

Dividend yield: 2.14% per annum

Coupon amount per monthly: $7.92

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.50%		102.14%
+ 90%	9.50%		92.14%
+ 80%	9.50%		82.14%
+ 70%	9.50%		72.14%
+ 60%	9.50%		62.14%
+ 50%	9.50%		52.14%
+ 40%	9.50%		42.14%
+ 30%	9.50%		32.14%
+ 20%	9.50%		22.14%
+ 10%	9.50%		12.14%
+ 5%	9.50%		7.14%

0%	9.50%		2.14%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.50%	4.50%	-2.86%
- 10%	9.50%	-0.50%	-7.86%
- 20%	9.50%	-10.50%	-17.86%
- 30%	N/A	-20.50%	-27.86%
- 40%	N/A	-30.50%	-37.86%
- 50%	N/A	-40.50%	-47.86%
- 60%	N/A	-50.50%	-57.86%
- 70%	N/A	-60.50%	-67.86%
- 80%	N/A	-70.50%	-77.86%
- 90%	N/A	-80.50%	-87.86%
- 100%	N/A	-90.50%	-97.86%

Ultra Petroleum Corp.

According to publicly available information, Ultra Petroleum Corp. (the “Company”) is an independent oil and gas company engaged in the development, production, operation, exploration and acquisition of oil and natural gas properties. The Company was originally incorporated on November 14, 1979, under the laws of the Province of British Columbia, Canada. Ultra remains a Canadian company, but since March 2000, has operated under the laws of The Yukon Territory, Canada pursuant to Section 190 of the Business Corporations Act (Yukon Territory). The Company’s operations are primarily in the Green River Basin of southwest Wyoming. The Company continually evaluates other opportunities for the acquisition, exploration and development of oil and natural gas properties.

During the year ended December 31, 2008, the Company participated in the drilling of 18 gross (9.63 net) wells on the Pennsylvania properties. At year end 2008, there was 1.0 gross (0.5 net) exploratory well that commenced during the year that was actively drilling and 17 gross (9.13 net) wells that were suspended. After flowback testing, these wells have been shut-in awaiting further development and pipeline connection.

The linked share’s SEC file number is 001-33614.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	N/A	N/A	N/A
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	N/A	N/A	N/A
March 31, 2006	N/A	N/A	N/A
June 30, 2006	N/A	N/A	N/A
September 29, 2006	N/A	N/A	N/A
December 29, 2006	N/A	N/A	N/A
March 30, 2007	N/A	N/A	N/A
June 29, 2007	N/A	N/A	N/A
September 28, 2007	$62.48	$52.21	$62.04
December 31, 2007	$72.32	$61.50	$71.50
March 31, 2008	$81.31	$60.01	$77.50
June 30, 2008	$102.81	$75.35	$98.20
September 30, 2008	$102.81	$49.41	$55.34
December 31, 2008	$56.71	$28.89	$34.51
March 31, 2009	$42.16	$30.02	$35.89
June 30, 2009	$51.55	$34.89	$39.00
September 30, 2009	$53.26	$33.75	$48.96
December 31, 2009	$57.21	$44.64	$49.86
January 26, 2010*	$53.90	$48.69	$49.19

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: UPL

Initial price: $49.19

Protection level: 80.00%

Protection price: $39.35

Physical delivery amount: 20 ($1,000/Initial price)

Fractional shares: 0.329335

Coupon: 9.00% per annum

Maturity: January 28, 2011

Dividend yield: 0.00% per annum

Coupon amount per monthly: $7.50

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.00%		100.00%
+ 90%	9.00%		90.00%
+ 80%	9.00%		80.00%
+ 70%	9.00%		70.00%
+ 60%	9.00%		60.00%
+ 50%	9.00%		50.00%
+ 40%	9.00%		40.00%
+ 30%	9.00%		30.00%
+ 20%	9.00%		20.00%
+ 10%	9.00%		10.00%
+ 5%	9.00%		5.00%

0%	9.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.00%	4.00%	-5.00%
- 10%	9.00%	-1.00%	-10.00%
- 20%	9.00%	-11.00%	-20.00%
- 30%	N/A	-21.00%	-30.00%
- 40%	N/A	-31.00%	-40.00%
- 50%	N/A	-41.00%	-50.00%
- 60%	N/A	-51.00%	-60.00%
- 70%	N/A	-61.00%	-70.00%
- 80%	N/A	-71.00%	-80.00%
- 90%	N/A	-81.00%	-90.00%
- 100%	N/A	-91.00%	-100.00%

Urban Outfitters, Inc.

According to publicly available information, Urban Outfitters, Inc. (the “Company”) is an innovative lifestyle merchandising company that operates specialty retail stores under the Urban Outfitters, Anthropologie and Free People brands, as well as a wholesale segment under the Free People brand. The Company has over 35 years of experience creating and managing retail stores that offer highly differentiated collections of fashion apparel, accessories and home goods in inviting and dynamic store settings. In addition to its retail stores, the Company also offers its products and markets its brands directly to the consumer through its e-commerce web sites, www.urbanoutfitters.com, www.anthropologie.com, www.freepeople.com and www.urbanoutfitters.co.uk and also through the Urban Outfitters, Anthropologie and Free People catalogs. The Company has achieved compounded annual sales growth of approximately 27.0% over the past five years, with sales of approximately $1.8 billion in fiscal 2009.

The linked share’s SEC file number is: 000-22754.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$12.13	$9.17	$12.02
June 30, 2004	$15.72	$11.06	$15.23
September 30, 2004	$17.91	$12.89	$17.20
December 31, 2004	$24.24	$17.02	$22.20
March 31, 2005	$24.63	$18.93	$23.99
June 30, 2005	$30.03	$21.32	$28.35
September 30, 2005	$31.48	$24.90	$29.40
December 30, 2005	$33.77	$25.20	$25.31
March 31, 2006	$29.89	$23.00	$24.54
June 30, 2006	$24.56	$15.95	$17.49
September 29, 2006	$18.88	$13.65	$17.69
December 29, 2006	$24.79	$17.00	$23.03
March 30, 2007	$27.15	$22.92	$26.51
June 29, 2007	$27.75	$23.10	$24.03
September 28, 2007	$24.69	$19.20	$21.80
December 31, 2007	$29.40	$21.25	$27.26
March 31, 2008	$33.36	$22.04	$31.35
June 30, 2008	$35.36	$28.84	$31.19
September 30, 2008	$38.40	$27.55	$31.87
December 31, 2008	$32.23	$12.33	$14.98
March 31, 2009	$19.12	$13.75	$16.37
June 30, 2009	$22.88	$14.91	$20.87
September 30, 2009	$31.95	$18.85	$30.17
December 31, 2009	$35.84	$28.73	$34.99
January 26, 2010*	$36.23	$30.86	$31.38

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: URBN

Initial price: $31.38

Protection level: 75.00%

Protection price: $23.54

Physical delivery amount: 31 ($1,000/Initial price)

Fractional shares: 0.867431

Coupon: 9.00% per annum

Maturity: January 28, 2011

Dividend yield: 0.00% per annum

Coupon amount per monthly: $7.50

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.00%		100.00%
+ 90%	9.00%		90.00%
+ 80%	9.00%		80.00%
+ 70%	9.00%		70.00%
+ 60%	9.00%		60.00%
+ 50%	9.00%		50.00%
+ 40%	9.00%		40.00%
+ 30%	9.00%		30.00%
+ 20%	9.00%		20.00%
+ 10%	9.00%		10.00%
+ 5%	9.00%		5.00%

0%	9.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.00%	4.00%	-5.00%
- 10%	9.00%	-1.00%	-10.00%
- 20%	9.00%	-11.00%	-20.00%
- 30%	N/A	-21.00%	-30.00%
- 40%	N/A	-31.00%	-40.00%
- 50%	N/A	-41.00%	-50.00%
- 60%	N/A	-51.00%	-60.00%
- 70%	N/A	-61.00%	-70.00%
- 80%	N/A	-71.00%	-80.00%
- 90%	N/A	-81.00%	-90.00%
- 100%	N/A	-91.00%	-100.00%

Valero Energy Corporation

According to publicly available information, Valero Energy Corporation (the “Company”) owns and operates 17 refineries located in the United States, Canada, and Aruba that produce conventional gasolines, distillates, jet fuel, asphalt, petrochemicals, lubricants, and other refined products as well as a slate of premium products including RBOB1, gasoline meeting the specifications of the California Air Resources Board (CARB), CARB diesel fuel, low-sulfur and ultra-low-sulfur diesel fuel, and oxygenates (liquid hydrocarbon compounds containing oxygen). The Company markets branded and unbranded refined products on a wholesale basis in the United States and Canada through an extensive bulk and rack marketing network. The Company also sells refined products through a network of about 5,800 retail and wholesale branded outlets in the United States, Canada, and Aruba.

The linked share’s SEC file number is 01-13175.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$15.38	$11.43	$14.99
June 30, 2004	$18.73	$13.97	$18.44
September 30, 2004	$20.30	$15.90	$20.05
December 31, 2004	$23.90	$19.43	$22.70
March 31, 2005	$38.58	$21.01	$36.64
June 30, 2005	$41.13	$28.96	$39.56
September 30, 2005	$58.63	$39.38	$56.53
December 30, 2005	$58.15	$45.86	$51.60
March 31, 2006	$63.61	$48.00	$59.78
June 30, 2006	$70.74	$55.19	$66.52
September 29, 2006	$68.83	$46.84	$51.47
December 29, 2006	$57.09	$47.52	$51.16
March 30, 2007	$66.02	$47.66	$64.49
June 29, 2007	$77.89	$63.53	$73.86
September 28, 2007	$78.68	$60.00	$67.18
December 31, 2007	$75.75	$60.80	$70.03
March 31, 2008	$71.10	$45.03	$49.11
June 30, 2008	$55.00	$39.20	$41.18
September 30, 2008	$40.74	$28.20	$30.30
December 31, 2008	$30.34	$13.94	$21.64
March 31, 2009	$26.20	$15.71	$17.90
June 30, 2009	$23.61	$15.89	$16.89
September 30, 2009	$21.10	$15.29	$19.39
December 31, 2009	$21.47	$15.76	$16.75
January 26, 2010*	$19.22	$17.20	$19.02

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: VLO

Initial price: $19.02

Protection level: 80.00%

Protection price: $15.22

Physical delivery amount: 52 ($1,000/Initial price)

Fractional shares: 0.576236

Coupon: 8.00% per annum

Maturity: January 28, 2011

Dividend yield: 3.23% per annum

Coupon amount per monthly: $6.67

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.00%		103.23%
+ 90%	8.00%		93.23%
+ 80%	8.00%		83.23%
+ 70%	8.00%		73.23%
+ 60%	8.00%		63.23%
+ 50%	8.00%		53.23%
+ 40%	8.00%		43.23%
+ 30%	8.00%		33.23%
+ 20%	8.00%		23.23%
+ 10%	8.00%		13.23%
+ 5%	8.00%		8.23%

0%	8.00%		3.23%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.00%	3.00%	-1.77%
- 10%	8.00%	-2.00%	-6.77%
- 20%	8.00%	-12.00%	-16.77%
- 30%	N/A	-22.00%	-26.77%
- 40%	N/A	-32.00%	-36.77%
- 50%	N/A	-42.00%	-46.77%
- 60%	N/A	-52.00%	-56.77%
- 70%	N/A	-62.00%	-66.77%
- 80%	N/A	-72.00%	-76.77%
- 90%	N/A	-82.00%	-86.77%
- 100%	N/A	-92.00%	-96.77%

Wells Fargo & Company

According to publicly available information, Wells Fargo & Company (the “Company”) is a corporation organized under the laws of Delaware and a financial holding company and a bank holding company registered under the Bank Holding Company Act of 1956, as amended (BHC Act). Its principal business is to act as a holding company for its subsidiaries.

The Company provides retail, commercial and corporate banking services through banking stores located in 39 states. It also provides other financial services through subsidiaries engaged in various businesses, principally: wholesale banking, mortgage banking, consumer finance, equipment leasing, agricultural finance, commercial finance, securities brokerage and investment banking, insurance agency and brokerage services, computer and data processing services, trust services, investment advisory services, mortgage-backed securities servicing and venture capital investment.

On December 31, 2008, the Company acquired Wachovia Corporation, one of the nation’s largest diversified financial services companies, providing a broad range of retail banking and brokerage, asset and wealth management, and corporate and investment banking products.

The linked share’s SEC file number is: 001-2979.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$29.49	$27.99	$28.34
June 30, 2004	$29.86	$27.16	$28.62
September 30, 2004	$29.93	$28.06	$29.82
December 31, 2004	$31.69	$28.78	$31.08
March 31, 2005	$31.38	$29.13	$29.90
June 30, 2005	$31.08	$28.89	$30.79
September 30, 2005	$31.44	$29.00	$29.29
December 30, 2005	$32.35	$28.82	$31.42
March 31, 2006	$32.75	$30.31	$31.94
June 30, 2006	$34.86	$31.90	$33.54
September 29, 2006	$36.89	$33.36	$36.18
December 29, 2006	$36.99	$34.90	$35.56
March 30, 2007	$36.64	$33.01	$34.43
June 29, 2007	$36.49	$33.93	$35.17
September 28, 2007	$37.99	$32.67	$35.62
December 31, 2007	$37.78	$29.29	$30.19
March 31, 2008	$34.56	$24.42	$29.10
June 30, 2008	$32.34	$23.46	$23.75
September 30, 2008	$42.50	$20.46	$37.53
December 31, 2008	$38.95	$19.90	$29.48
March 31, 2009	$30.09	$7.80	$14.24
June 30, 2009	$28.45	$13.65	$24.26
September 30, 2009	$29.56	$22.08	$28.18
December 31, 2009	$31.53	$25.01	$26.99
January 26, 2010*	$29.43	$26.82	$26.99

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: WFC

Initial price: $26.99

Protection level: 80.00%

Protection price: $21.59

Physical delivery amount: 37 ($1,000/Initial price)

Fractional shares: 0.050760

Coupon: 8.50% per annum

Maturity: January 28, 2011

Dividend yield: 1.74% per annum

Coupon amount per monthly: $7.08

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.50%		101.74%
+ 90%	8.50%		91.74%
+ 80%	8.50%		81.74%
+ 70%	8.50%		71.74%
+ 60%	8.50%		61.74%
+ 50%	8.50%		51.74%
+ 40%	8.50%		41.74%
+ 30%	8.50%		31.74%
+ 20%	8.50%		21.74%
+ 10%	8.50%		11.74%
+ 5%	8.50%		6.74%

0%	8.50%		1.74%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.50%	3.50%	-3.26%
- 10%	8.50%	-1.50%	-8.26%
- 20%	8.50%	-11.50%	-18.26%
- 30%	N/A	-21.50%	-28.26%
- 40%	N/A	-31.50%	-38.26%
- 50%	N/A	-41.50%	-48.26%
- 60%	N/A	-51.50%	-58.26%
- 70%	N/A	-61.50%	-68.26%
- 80%	N/A	-71.50%	-78.26%
- 90%	N/A	-81.50%	-88.26%
- 100%	N/A	-91.50%	-98.26%

Weatherford International Ltd.

According to publicly available information, Weatherford International Ltd. (the “Company”) is a provider of equipment and services used for the drilling, evaluation, completion, production and intervention of oil and natural gas wells. The Company was originally incorporated in Delaware in 1972, and as a result of corporate reorganization in 2002, is now incorporated in Bermuda. The Company’s principal executive offices are located at 515 Post Oak Boulevard, Houston, Texas 77027 and there Internet address is www.weatherford.com. Many of the Company’s businesses, including those of Weatherford Enterra, have been operating for more than 50 years.

The Company operates in approximately 100 countries through approximately 800 service, sales and manufacturing locations, which are located in nearly all of the oil and natural gas producing regions in the world. The Company’s product offerings can be grouped into ten service lines: 1) artificial lift systems; 2) drilling services; 3) well construction; 4) drilling tools; 5) completion systems; 6) wireline and evaluation services; 7) re-entry and fishing; 8) stimulation and chemicals; 9) integrated drilling; and 10) pipeline and specialty services. In 2008, we finalized the divestiture of our oil and gas development and production business. At December 31, 2008, the Company employed approximately 50,000 employees

The linked share’s SEC file number is 001-31339.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$11.78	$8.96	$10.51
June 30, 2004	$11.50	$9.92	$11.25
September 30, 2004	$12.89	$10.83	$12.76
December 31, 2004	$13.81	$12.16	$12.83
March 31, 2005	$15.33	$12.13	$14.49
June 30, 2005	$15.11	$11.91	$14.50
September 30, 2005	$17.84	$14.29	$17.17
December 30, 2005	$18.97	$14.25	$18.10
March 31, 2006	$23.10	$18.25	$22.88
June 30, 2006	$29.37	$22.13	$24.81
September 29, 2006	$25.85	$18.54	$20.86
December 29, 2006	$23.53	$19.13	$20.90
March 30, 2007	$23.45	$18.12	$22.55
June 29, 2007	$29.52	$22.52	$27.62
September 28, 2007	$34.95	$24.32	$33.59
December 31, 2007	$36.11	$28.77	$34.30
March 31, 2008	$36.83	$25.92	$36.24
June 30, 2008	$49.98	$34.97	$49.59
September 30, 2008	$49.76	$22.26	$25.14
December 31, 2008	$24.58	$7.75	$10.82
March 31, 2009	$14.47	$9.08	$11.07
June 30, 2009	$23.74	$10.50	$19.56
September 30, 2009	$23.00	$17.23	$20.73
December 31, 2009	$20.92	$15.43	$17.91
January 26, 2010*	$20.84	$16.03	$16.39

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: WFT

Initial price: $16.39

Protection level: 80.00%

Protection price: $13.11

Physical delivery amount: 61 ($1,000/Initial price)

Fractional shares: 0.012813

Coupon: 9.00% per annum

Maturity: January 28, 2011

Dividend yield: 0.00% per annum

Coupon amount per monthly: $7.50

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.00%		100.00%
+ 90%	9.00%		90.00%
+ 80%	9.00%		80.00%
+ 70%	9.00%		70.00%
+ 60%	9.00%		60.00%
+ 50%	9.00%		50.00%
+ 40%	9.00%		40.00%
+ 30%	9.00%		30.00%
+ 20%	9.00%		20.00%
+ 10%	9.00%		10.00%
+ 5%	9.00%		5.00%

0%	9.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.00%	4.00%	-5.00%
- 10%	9.00%	-1.00%	-10.00%
- 20%	9.00%	-11.00%	-20.00%
- 30%	N/A	-21.00%	-30.00%
- 40%	N/A	-31.00%	-40.00%
- 50%	N/A	-41.00%	-50.00%
- 60%	N/A	-51.00%	-60.00%
- 70%	N/A	-61.00%	-70.00%
- 80%	N/A	-71.00%	-80.00%
- 90%	N/A	-81.00%	-90.00%
- 100%	N/A	-91.00%	-100.00%

The Williams Companies, Inc.

According to publicly available information, The Williams Companies, Inc. (the “Company”) is a natural gas company originally incorporated under the laws of the state of Nevada in 1949 and reincorporated under the laws of the state of Delaware in 1987. As of December 31, 2008, the Company primarily finds, produces, gathers, processes and transports natural gas. The Company’s operations are concentrated in the Pacific Northwest, Rocky Mountains, Gulf Coast, the Eastern Seaboard, and the province of Alberta in Canada.

The linked share’s SEC file number is 001-04174.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
March 31, 2004	$11.47	$8.70	$9.57
June 30, 2004	$12.36	$9.57	$11.90
September 30, 2004	$12.67	$11.36	$12.10
December 31, 2004	$17.17	$12.04	$16.29
March 31, 2005	$19.48	$15.18	$18.81
June 30, 2005	$19.40	$15.67	$19.00
September 30, 2005	$25.32	$18.92	$25.05
December 30, 2005	$25.72	$19.55	$23.17
March 31, 2006	$25.58	$19.35	$21.39
June 30, 2006	$23.59	$20.01	$23.36
September 29, 2006	$25.40	$22.33	$23.87
December 29, 2006	$28.32	$22.73	$26.12
March 30, 2007	$29.05	$25.17	$28.46
June 29, 2007	$32.62	$28.10	$31.62
September 28, 2007	$35.57	$29.16	$34.06
December 31, 2007	$37.35	$33.08	$35.78
March 31, 2008	$37.00	$27.25	$32.98
June 30, 2008	$40.74	$32.77	$40.31
September 30, 2008	$40.50	$19.77	$23.65
December 31, 2008	$23.23	$11.70	$14.48
March 31, 2009	$16.87	$9.52	$11.38
June 30, 2009	$17.99	$11.31	$15.61
September 30, 2009	$19.20	$13.59	$17.87
December 31, 2009	$21.54	$16.57	$21.08
January 26, 2010*	$23.76	$21.23	$22.19

*	High, low and closing prices are for the period starting January 1, 2010 and ending January 26, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: WMB

Initial price: $22.19

Protection level: 80.00%

Protection price: $17.75

Physical delivery amount: 45 ($1,000/Initial price)

Fractional shares: 0.065345

Coupon: 8.00% per annum

Maturity: January 28, 2011

Dividend yield: 2.01% per annum

Coupon amount per monthly: $6.67

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.00%		102.01%
+ 90%	8.00%		92.01%
+ 80%	8.00%		82.01%
+ 70%	8.00%		72.01%
+ 60%	8.00%		62.01%
+ 50%	8.00%		52.01%
+ 40%	8.00%		42.01%
+ 30%	8.00%		32.01%
+ 20%	8.00%		22.01%
+ 10%	8.00%		12.01%
+ 5%	8.00%		7.01%

0%	8.00%		2.01%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.00%	3.00%	-2.99%
- 10%	8.00%	-2.00%	-7.99%
- 20%	8.00%	-12.00%	-17.99%
- 30%	N/A	-22.00%	-27.99%
- 40%	N/A	-32.00%	-37.99%
- 50%	N/A	-42.00%	-47.99%
- 60%	N/A	-52.00%	-57.99%
- 70%	N/A	-62.00%	-67.99%
- 80%	N/A	-72.00%	-77.99%
- 90%	N/A	-82.00%	-87.99%
- 100%	N/A	-92.00%	-97.99%